As filed with the Securities and Exchange Commission on March 26, 2012

Securities Act of 1933 File No. 333-178500
Investment Company Act of 1940 File No. 811-22643

United States
Securities and Exchange Commission
Washington, D.C. 20549
____________________

FORM N-2

☐	Registration Statement under the Securities Act of 1933
	☒	Pre-Effective Amendment No. 4
	☐	Post-Effective Amendment No.
and
☐	Registration Statement under the Investment Company Act of 1940
	☒	Amendment No. 4
____________________
BLACKROCK ALTERNATIVES ALLOCATION FB PORTFOLIO LLC
(Exact Name of Registrant as Specified in Charter)
____________________

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)
(800) 882-0052
(Registrant's telephone number, including area code)

John Perlowski, President
BlackRock Alternatives Allocation FB Portfolio LLC
55 East 52nd Street
New York, New York 10055
(Name and Address of Agent for Service)
____________________

Copies to:
Thomas A. DeCapo, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
One Beacon Street
Boston, Massachusetts 02108
____________________

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Limited Liability Company Units	10,000,000	$10.00	$100,000,000 (1)	$11,460(2)

(1) Estimated solely for purposes of calculating the registration fee.

(2) Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Registration Statement also has been signed by BlackRock Alternatives Allocation Master Portfolio LLC, the master fund in the Registrant's master-feeder structure.

The information in this preliminary prospectus is not complete and may be changed.  We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 26 , 2012

PROSPECTUS	BlackRock

BLACKROCK ALTERNATIVES ALLOCATION PORTFOLIO LLC

BLACKROCK ALTERNATIVES ALLOCATION FB PORTFOLIO LLC

BLACKROCK ALTERNATIVES ALLOCATION TEI PORTFOLIO LLC

BLACKROCK ALTERNATIVES ALLOCATION FB TEI PORTFOLIO LLC

Limited Liability Company Units

March [ ], 2012
____________________________

This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i) BlackRock Alternatives Allocation Portfolio LLC (the "Core Fund"), (ii) BlackRock Alternatives Allocation FB Portfolio LLC (the "FB Core Fund" and, together with the Core Fund, the "Core Funds"); (iii) BlackRock Alternatives Allocation TEI Portfolio LLC (the "TEI Core Fund") and (iv) BlackRock Alternatives Allocation FB TEI Portfolio LLC (the "FB TEI Core Fund" and together with the TEI Core Fund, the "TEI Core Funds").

The Core Funds invest all or substantially all of their investable assets in BlackRock Alternatives Allocation Master Portfolio LLC, a Delaware limited liability company (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation FB Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the FB TEI Core Fund (the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments.  The Funds seek to accomplish this objective by providing investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and "super"-high net worth investors.  "Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies).  The Funds' allocation strategy is not designed to maintain diversification among various Alternative Strategies; rather, allocations of the Funds' assets among Alternative Strategies will be dynamic and may range from no allocation to an allocation of substantially all of the Funds' assets to a single Alternative Strategy.  The Funds seek to provide a turnkey solution for that portion of an investor's portfolio that may be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page 23 of the Prospectus.

The Feeder Funds are being offered to Eligible Investors (as defined in the Prospectus) on the same terms, except that, subject to a general $50,000 investment minimum for initial investments and $10,000 investment minimum for subsequent investments applicable to all Feeder Funds, the following Eligible Investors may purchase Units of the FB Core Fund or FB TEI Core Fund, as applicable: (1) Eligible Investors who have a fee-based account with registered investment advisors or financial intermediaries (excluding the Advisor, the Distributor or their affiliates (each as defined in the Prospectus)) with whom the investor has agreed to pay a fee for investment related services (a "fee-based account"), (2) Eligible Investors who are current officers, trustees, directors or employees of the Funds or BlackRock and who purchase Units directly though the Distributor and (3) Eligible Investors who purchase Units directly though the Distributor and who make an initial investment of at least $2 million in the FB Core Fund or the FB TEI Core Fund (including Eligible Investors who have a fee-based account with the Advisor, the Distributor or their affiliates).  The Funds, in their sole discretion, may waive or modify any minimum investment amount.  The sales charge and ongoing distribution fees (as described below) charged to investors in the Core Fund and the TEI Core Fund will not be applicable to investors in the FB Core Fund and FB TEI Core Fund.  If you are not eligible to purchase Units in the FB Core Fund or the FB TEI Core Fund, you will be eligible to purchase Units in the Core Fund or the TEI Core Fund, as applicable.  See "Summary of Feeder Funds' Expenses" and "Plan of Distribution."

Units in the Core Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  An investment in the Core Funds will generate UBTI (as defined below) for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors (as defined below).  Accordingly, prospective investors in the Core Funds are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds prior to making an investment in the Core Funds.

The Master Fund may, in the future, permit investments by additional feeder funds in addition to the Feeder Funds ("New Feeder Funds").  The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds may differ from the fees, expenses, sales charges and investment minimums applicable to an investment in any of the Feeder Funds.  The Funds expect that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Funds, will be dictated by the type of investors for which such New Feeder Funds are designed.

NOTICE TO INVESTORS IN THE TEI CORE FUNDS

The TEI Core Funds are designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Units in the TEI Core Funds are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members may be referred to as "TEI Core Funds Members."  The structure of the TEI Core Funds, as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the TEI Core Funds without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The TEI Core Funds will offer and sell Units only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, "TEI Core Funds Eligible Investors").  The TEI Core Funds are offered only to non-U.S. investors and the following U.S. Tax-Exempt Investors: (i) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.  TEI Core Funds Eligible Investors also must meet certain additional criteria.

Investing in the Funds involves certain risks.  See "General Risks" on page 23 of this Prospectus.

	Price to Public Per Unit(1)	Maximum Sales Load Per Unit	Proceeds to Fund Per Unit(3)
Units in the Core Fund	$10.30	$0.30 (2)	$10.00
Units in the TEI Core Fund	$10.30	$0.30 (2)	$10.00
Units in the FB Core Fund	$10.00	N/A	$10.00
Units in the FB TEI Core Fund	$10.00	N/A	$10.00
______________________
(1)
Units are continuously offered on a reasonable efforts basis at a price equal to their then current net asset value ("NAV") per Unit, plus a sales load in the case of the Core Fund and the TEI Core Fund.  The minimum initial subscription for Units in each Feeder Fund is $50,000 and the minimum for subsequent subscriptions is $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  Each Feeder Fund, in its sole discretion, may waive or modify any minimum investment amount.  For the Core Fund and the TEI Core Fund, the $10.30 used in the table above is the initial NAV per Unit plus the maximum allowable sales charge of 3.00% of the NAV of the Units.  For the FB Core Fund and FB TEI Core Fund, there will be no sales charge.

(2)
The maximum sales charge for the Core Fund and the TEI Core Fund is 3.00% of the NAV of the Units (the equivalent of 2.92% of the Units' price to the public).   The initial sales charge, in the aggregate, will not exceed 2.92% of the total price to the public of Units sold pursuant to this offering (the "Offering Proceeds"). Financial intermediaries may waive or reduce the sales charge in their discretion and, in this regard, may apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  The Core Fund and the TEI Core Fund each may pay out of their respective assets an ongoing distribution fee to BlackRock Investments, LLC (the "Distributor"). The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Units through an account with the applicable financial intermediary. The Distributor may, however, retain all or a portion of the distribution fee in certain instances.  The amount of the distribution fee will be at an annual rate equal to 1.00% of the month-end net asset value of the Units.  The distribution fee, in aggregate, will not exceed 4.88% of the Offering Proceeds.  All such compensation with respect to Units in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See the "Plan of Distribution" section for more detail.

(3)
Initial organizational and offering expenses for the Core Fund, the TEI Core Fund, the FB Core Fund and the FB TEI Core Fund are estimated at $218,602, $218,602, $229,010 and $218,280, respectively, which are subject to the expense cap described in the Prospectus under "Fund Expenses."  Assuming all the Units of each Fund registered pursuant to this Registration Statement are sold by each Fund at the initial NAV per Unit of $10.00, the net proceeds to each Fund, other than the FB Core Fund, after payment of the estimated offering expenses would be approximately $49,855,000, and the net proceeds to the FB Core Fund would be approximately $99,844,740.

The Units have no history of public trading nor is it intended that the Units will be listed on a public exchange.
_________________

This Prospectus concisely provides information that you should know about the Funds before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  You may request a free copy of this Prospectus, annual and semi-annual reports to Members when available, and other information about the Funds, and make inquiries by calling 1-800-882-0052 or, by writing to the Funds.  Additional information about the Funds and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Units in a Feeder Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of that Feeder Fund (each, an "LLC Agreement").

Units are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Units may be made available for purchase more or less frequently as determined by a Feeder Fund's Board of Directors in its sole discretion.  For purposes of this Prospectus, "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  No person who is admitted as a Member will have the right to require the Funds to redeem such Member's Units.  The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the respective LLC Agreement.  Although the Funds may offer to repurchase Units from time to time, Units will not be redeemable at a Member's option nor will they be exchangeable for Units or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all.  The Feeder Funds, in the sole discretion of the Board of Directors and subject to the restrictions described herein, may choose to conduct quarterly tender offers for up to 10% of the net assets of the respective Feeder Fund at that time; however, any such quarterly tender offers are not expected to begin until the Funds have been in operation for approximately one year and the Valuation Date (as defined in the Prospectus under "Calculation of Net Asset Value; Valuation") for the first such tender offer will not be prior to the last Business Day of June in 2013.

The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Funds.  The Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis. The Funds' Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreements.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds.

You should rely only on the information contained in this Prospectus.  The Funds have not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is March [ ], 2012.

TABLE OF CONTENTS

SUMMARY	ii
SUMMARY OF FEEDER FUNDS' EXPENSES	xix
THE FUNDS	1
THE OFFERING	2
USE OF PROCEEDS	2
INVESTMENT OBJECTIVE	3
INVESTMENT STRATEGIES	3
BORROWING BY THE FUNDS	19
ADDITIONAL INVESTMENT POLICIES	21
GENERAL RISKS	23
MANAGEMENT OF THE FUNDS	78
Plan of Distribution	96
ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS	99
CUSTODIAN	99
FUND EXPENSES	100
PORTFOLIO TRANSACTIONS AND BROKERAGE	102
VOTING	104
CONFLICTS OF INTEREST	104
ADDITIONAL CONFLICTS OF INTEREST RELATING TO ALTERNATIVE STRATEGY MANAGERS	111
CONFLICTS OF INTEREST RELATING TO THE MANAGERS	112
CODES OF ETHICS	113
ELIGIBLE INVESTORS	113
PURCHASING UNITS	115
REPURCHASES OF UNITS	116
CALCULATION OF NET ASSET VALUE; VALUATION	123
CAPITAL ACCOUNTS AND ALLOCATIONS	127
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	129
ERISA CONSIDERATIONS	139
ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS	141
PRIVACY PRINCIPLES OF THE FUNDS	144
OTHER INFORMATION	145
REPORTS TO MEMBERS	145
FISCAL YEAR	145
ACCOUNTANTS AND LEGAL COUNSEL	145
INQUIRIES	146
FINANCIAL STATEMENTS	146

Appendix A – Proxy Voting Policies & Procedures	A-1

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Funds.  Before investing in the Funds, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the respective LLC Agreement.

The Funds
The Funds are Delaware limited liability companies and the Offshore Funds are Cayman Islands exempted limited companies limited by shares.  The Core Funds invest all or substantially all of their investable assets in the Master Fund, and the TEI Core Funds invest all or substantially all of their investable assets in the respective Offshore Fund, which in turn invests all or substantially all of its investable assets in the Master Fund.  The Master Fund has the same investment objective as the Feeder Funds.  BlackRock Advisors, LLC (the "Advisor") serves as the Funds' investment advisor and BlackRock Financial Management, Inc. (the "Sub-Advisor" and, together with the Advisor, the "Advisors") serves as the Funds' sub-advisor.  The Master Fund may in the future have other investors that are feeder funds managed by the Advisors or one or more affiliates of the Advisors, and it may have additional investors in the future.

An investment in the TEI Core Funds should not generate unrelated business taxable income or income from debt-financed property (collectively "UBTI") for U.S. federal income tax purposes for a U.S. Tax-Exempt Member provided that the Member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Funds.  An investment in the TEI Core Funds should not generate effectively connected income for U.S. federal income tax purposes for a Non-U.S. Member where such Member's nexus with the U.S. is solely as a result of an investment in the TEI Core Funds.  The Master Fund will attempt to minimize, to the extent practicable and not in conflict with the economic returns to Core Funds Members, United States corporate income and branch profit taxes imposed on the Offshore Funds (and thus on TEI Core Funds Members).

An investment in the Core Funds will generate UBTI for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors.  Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds prior to making an investment in the Core Funds.

For convenience, reference to the TEI Core Funds may include the Master Fund and the Offshore Funds as the context requires.  Reference to the Core Funds may include the Master Fund as the context requires.    In addition, although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.  See "The Funds."

The Master Fund may, in the future, permit investments by additional feeder funds in addition to the Feeder Funds ("New Feeder Funds").  The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds may differ from the fees, expenses, sales charges and investment minimums applicable to an investment in any of the Feeder Funds.  The Funds expect that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Funds, will be dictated by the type of investors for which such New Feeder Funds are designed.

An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth below:

The Offering
Generally, Units will be continuously offered on a monthly basis at a price equal to their then current net asset value per Unit, plus a sales load in the case of the Core Fund and the TEI Core Fund.  The minimum initial subscription for Units in each Feeder Fund is $50,000, and the minimum for subsequent subscriptions is $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  Each Feeder Fund, in its sole discretion, may waive or modify any minimum investment amount.

The Funds expect the initial closing to occur on or about April 2, 2012, with subsequent closings expected to occur on the first Business Day of each month thereafter.  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are closed.  All references to Business Day in this Prospectus are based on the time in New York City.

Although the Units will be registered under Securities Act of 1933 (the "Securities Act"), the Units will be sold only to individuals or entities which are "accredited investors" within the meaning of Regulation D under the Securities Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").

Units will be offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each, a "Board").    Although the Feeder Funds may offer to repurchase Units quarterly, subject to the discretion of the respective Board, Units will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all.  The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Feeder Funds.  The Feeder Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.  See "The Offering."

Investment Objective
The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Funds seek to accomplish this objective by providing investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and "super"-high net worth investors.  The Funds cannot guarantee that their investment objective will be achieved.  If a Fund's Board determines that the Fund's investment objective should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer.  Such change, however, can be effected without Member approval because the Funds' investment objective is not a fundamental policy. See "Investment Objective."
Investment Strategies
"Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies).  The Funds' allocation strategy is not designed to maintain diversification among various Alternative Strategies; rather, allocations of the Funds' assets among Alternative Strategies will be dynamic and may range from no allocation to an allocation of substantially all of the Funds' assets to a single Alternative Strategy.  The Funds seek to provide a turnkey solution for that portion of an investor's portfolio that may be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page 23 of the Prospectus.

The Funds will invest (i) in private funds or other pooled investment vehicles (collectively, the "Portfolio Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the Advisors, and (ii) directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors. The Funds may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.  See "Investment Strategies."

The Funds will be managed jointly and primarily by Nancy Everett, Mark Taborsky, and Edward Ng (the "Portfolio Managers"), who will make allocations of the Funds' assets to various Alternative Strategies, will have oversight responsibilities with respect to all of the Funds' underlying investments and will have general overall responsibility for the Funds and their investment program.  The Portfolio Managers will draw upon the expertise of an investment committee (the "Investment Committee") that will include BlackRock investment professionals with experience and insights on hedge funds, private equity, real estate, fixed income and equity portfolio management, and that will also include representatives from BlackRock's Risk and Quantitative Analysis Group ("RQA"), which leads BlackRock's portfolio risk analytics efforts by providing top-down and bottom-up oversight independent from the Portfolio Managers.  RQA partners with BlackRock's portfolio teams, such as the Portfolio Managers, and seeks to ensure that risks in client portfolios are consistent across strategies, taking into account the applicable portfolio team's current investment themes.  RQA is also responsible for counterparty and operational risk management. The Investment Committee will meet regularly with the Portfolio Managers to consult with the Portfolio Managers with respect to the Funds' overall investments and asset allocations based on an evaluation of market conditions and the relative opportunity set presented by various Alternative Strategies.  As such, the amount of the Funds' portfolio invested in any given Alternative Strategy, market sector and/or investment type may deviate substantially over the life of the Funds.  See "Management of the Funds—Portfolio Managers" for more information on the Portfolio managers.

The Funds' allocation strategy is not designed to maintain diversification among various Alternative Strategies; rather, allocations of the Funds' assets among Alternative Strategies will be dynamic and may range from no allocation to an allocation of substantially all of the Funds' assets to a single Alternative Strategy. The Funds' portfolio is expected to be rebalanced among Alternative Strategies from time to time, and the Advisors expect that the Funds' allocations among Alternative Strategies will be actively managed by the Portfolio Managers with a long-term perspective. The Portfolio Managers may, in their sole discretion, vary the Funds' overall allocation among different Alternative Strategies, and have full ability to add or remove Alternative Strategies as they see fit.  In addition to the Investment Committee, the Portfolio Managers will draw upon BlackRock investment professionals, including alternative strategy professionals, to assist in the management of the Funds' investment allocations to various Alternative Strategies.  Within each Alternative Strategy to which the Portfolio Managers allocate the Funds' assets, various investment teams will have responsibility for Portfolio Fund or security selection and portfolio construction decisions, with oversight from the Portfolio Managers.

While the Alternative Strategies described below are designed to provide the Funds with the flexibility to have a broad-based portfolio of investments, the Portfolio Managers may decide not to invest in certain asset categories or implement certain Alternative Strategies.  Accordingly, while the Funds may take advantage of the full range of Alternative Strategies and investments described below (and other strategies as made available), they are not required to do so, nor are they required to invest any particular percentage of their assets in any single Alternative Strategy, Portfolio Fund or other security or any combination of the foregoing.  The Portfolio Managers anticipate investing in only some of the Alternative Strategies, Portfolio Funds or other securities described below at any one time and switching among them based upon, among other things, the Portfolio Managers' evaluation of market conditions, available investment opportunities and the assets they believe will be successful in light of these conditions. See "Investment Strategies – Strategies."

•
Hedge Fund Strategies.  Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse and the Portfolio Managers may seek to gain exposure to these strategies through investments in Portfolio Funds or through directly implementing the types of strategies pursued by hedge funds with the assistance of various BlackRock investment teams.  Major hedge fund strategies include: (i) relative value, which involves seeking to profit from mispricing of financial instruments relative to each other or historical norms; (ii) event driven, which involves concentrating on companies that are subject to corporate events such as takeovers or bankruptcies; (iii) fundamental long/short, which involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value; (iv) direct sourcing, which involves entering  into direct transactions to provide financing to institutions or individuals; and (v) directional trading, which seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

•
Private Equity Fund Strategies.  Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Portfolio Funds, investors usually commit to provide up to a certain amount of capital as and when requested by the Portfolio Fund's Manager or general partner. The general partner then makes private equity investments on behalf of the Portfolio Fund, typically according to a pre-defined investment strategy. The Portfolio Fund's investments are usually realized, or "exited" after a holding period, which can be several years, through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the Portfolio Fund's investors.  Private equity investments, however, are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of a Portfolio Fund's investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of the Funds' investment in the Portfolio Fund will be lost.  See "General Risks – Risks Related to the Investment Strategy – Private Equity Fund Strategies – General".  The Portfolio Funds themselves typically have a duration of ten to twelve years.  Major private equity investment types include (1) primary investments, (2) secondary investments, (3) direct investments/co-investments and (4) listed private equity.  The Funds may invest in Portfolio Funds pursuing private equity strategies or may directly pursue such investment strategies themselves, including buyouts, venture capital, growth capital, private debt and special situations.

•	Real Estate Strategies. The Funds may invest in Portfolio Funds that invest in real estate or

v

may, subject to their fundamental investment restrictions, directly pursue real estate investment strategies themselves.  Real estate strategies seek to generate attractive long term returns through the acquisition and disposition of real property, interests in real property and securities related to or secured by real property.  Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any).  The Funds may also invest in securities, whether equity or debt, of real estate companies, which are companies that derive a majority of their revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or which have a majority of their assets in real estate.  Real estate companies include, for example, real estate investment trusts ("REITs") and other real estate operating companies.

•	Real Asset Strategies. Real asset sectors other than real estate generally include, but are not limited to, infrastructure and natural resources.
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Infrastructure Strategies.  The Funds may invest in Portfolio Funds making investments in infrastructure, or may directly pursue such investments themselves.  Infrastructure generally refers to large-scale public works.  Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.).  Infrastructure assets are generally long-lived and have high development costs.

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Natural Resources Strategies.  The Funds may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors, or may directly pursue such investments themselves.

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Opportunistic Strategies.  The Funds may at times invest a portion of their assets opportunistically, taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets.  It is expected that these opportunistic investments will change thematically over time as the Advisors identify investment opportunities derived from a number of sources.  Opportunistic investments will not be limited to specific investment structures or types of investments, and may include commingled fund investments, direct investments (other than in Portfolio Funds), and all forms of public and private equity or fixed income securities or other investments.

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Dynamic Real Return Strategies.  These strategies seek to invest in liquid, inflation sensitive assets by investing across a number of different asset classes.  The different asset classes include, but are not limited to, cash, inflation linked bonds, nominal bonds, credit, equities and commodities.

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Diversified Alternative Exposure Strategies.  These strategies seek to deliver low correlation to traditional asset classes while seeking positive expected returns with controlled volatility.  This strategy encompasses three general approaches including yield and futures curve exposure, technical exposure, and fundamental relative value exposure.

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Strategic Transactions Strategies.  The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Funds also may purchase derivative instruments that combine features of these instruments or are developed from time to time.  Additionally, the Funds may utilize short sales, margin and other techniques that may involve or be similar in effect to leverage.  Collectively, all of the above are referred to as "Strategic Transactions."  The Funds may use Strategic Transactions as a

portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Funds' portfolio, protect the value of the Funds' portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Funds, protect against changes in currency exchange rates, manage the effective maturity or duration of the Funds' portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Funds may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC").

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Cash Strategies. As part of its normal operations, the Funds may hold cash, short-term debt securities or money market securities pending investments, capital calls or when it expects to need cash to pay Members who tender their Units.

The strategies described herein are subject to various risks described throughout this Prospectus.  There can be no assurance that the Advisors or Managers will be successful in implementing these strategies or that these strategies will achieve their desired results.  Consequently, you could lose all or substantially all of your investment in the Fund.  See "General Risks."

Summary of Risk Factors
The Funds' investment program entails risk.  There can be no assurance that the investment objective of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.

A summary of certain risks associated with an investment in the Funds is set forth below.  It is not complete and you should read and consider carefully the more complete list of risks described below under "General Risks" before purchasing Units.  Because the Feeder Funds invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Funds, via the Offshore Funds), the risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund; therefore, the risks described in this Prospectus are hereinafter referred to as the risks of the "Funds." See "General Risks" for a more detailed description of risks applicable to an investment in the Funds.

Investments in Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.  The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among Portfolio Funds and Alternative Strategies.  In addition, Portfolio Funds may have the ability to temporarily suspend the right of their investors to redeem their investment during periods of exceptional market conditions such as those experienced during the 2007-2009 financial crisis, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund.  Portfolio Funds may also impose "gates," which are limitations of the amount of a Portfolio Fund's net assets that may be redeemed in any one redemption cycle. It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  See "General Risks – Risks Related to an Investment in the Units – Liquidity of Units" and "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

The Funds' investments in Portfolio Funds are ordinarily valued based upon valuations provided to it by the Managers of such Portfolio Funds or, in many cases, the administrators of those Portfolio Funds.  Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Managers and/or their administrators.  A Manager may face a conflict of interest in valuing such securities since their values affect the Manager's compensation.  The Advisors will review and perform due diligence on the valuation procedures used by each Manager and the Advisors' valuation committee will monitor the returns provided by the Portfolio Funds.  However, neither the Advisors nor the Board is able to confirm the accuracy of valuations provided by Managers or their administrators.  Inaccurate valuations provided by Portfolio Funds could materially adversely affect the value of Units, which determine the value at which new Members are admitted and the amounts Members receive upon any repurchases of Units by the Funds.  Illiquid investments may be harder to value, potentially increasing risks regarding valuation.  See "Calculation of Net Asset Value; Valuation" and "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets."  Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment or when the side pocket is created. There is no limit to the amount that the Funds may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets.  Were the Funds to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund's interest in the Portfolio Fund's side pockets would generally require a much longer period of time than redemption from the main portfolio and, during the period of liquidation of the side pockets, the Funds would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund's investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period, market risk and valuation risk. See "General Risks – Risks Related to an Investment in the Units – Liquidity of Units," "– Limited Liquidity," "– Portfolio Valuation" and "Calculation of Net Asset Value; Valuation."

Units will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer and have limited liquidity.  Although the Advisors anticipate recommending to the Board that the Feeder Funds conduct tender offers to repurchase Units on a quarterly basis beginning after the Funds have been in operation for approximately one year, each Board retains the discretion to approve such requests and, therefore, there is no requirement that the Feeder Funds offer to repurchase Units.  The Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there can be no assurance that a Member who requests the repurchase of its Units (or a portion thereof) will have such Units repurchased.  See "Repurchases of Units" and "General Risks – Risks Related to an Investment in the Units – Liquidity of Units" and "– Repurchases of Units."

The Funds and certain Portfolio Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by registered investment companies.  Portfolio Funds invest in equity and debt securities, and frequently also invest in and trade in other types of securities or instruments including equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, commodities or real estate securities and funds.  In addition, the Portfolio Funds may sell securities short and use a wide range of other investment techniques, including leverage, securities lending and derivative instruments used for both hedging and non-hedging purposes.  The use of such instruments, leverage and techniques may be an integral part of a Portfolio Fund's investment strategy, and may increase the risk to which the Funds' portfolios are subject.  See "General Risks – Risks Related to Portfolio Funds."

The strategies used by the Advisors and the Managers may fail to deliver the desired returns. The Advisors and the Managers will, among other things, utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Funds' or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices.  The Advisors and Managers may be unable or may choose in their judgment not to seek to achieve these goals.  Consequently, you could lose all or substantially all of your investment in the Fund.  In addition, each of the strategies employed by the Advisors and the Managers are generally subject to their own unique risks.  See "General Risks – Risks Related to the

Investment Strategy."

The Advisors, on behalf of the Funds, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other techniques that may involve or be similar in effect to leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  See "General Risks – Risks Related to Strategic Transactions" and "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Certain of the Portfolio Funds may invest in private securities for which there is no readily available market and that are generally illiquid.  In addition, certain of these investments carry a high degree of risk. See "General Risks – Risks Related to Portfolio Funds – Limited Liquidity."

The Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns.  As a result, the Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on Members.  In addition, there is no minimum credit standard which is a prerequisite to the Funds' acquisition of any security, and the debt securities in which the Funds are permitted to invest may be less than investment grade and may be considered to be "junk bonds."  Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  See "General Risks – Risk Related to Direct Investments in Securities – Low Credit Quality Securities."

The Funds and the Portfolio Funds may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments.  See "General Risks – Risks Related to Direct Investments in Securities – Non-U.S. Investments" and "– Emerging Markets."

The Funds and the Offshore Funds have no operating history.  In addition, certain of the Portfolio Funds in which the Funds invest may have limited or no operating histories.  See "General Risks – Risks Related to the Funds – No Operating History" and "General Risks – Risks Related to Portfolio Funds – No Prior Operating History."

Legal, tax and regulatory changes may occur which may materially adversely affect the Funds.  See "General Risks – Risks Related to the Funds – Legal, Tax and Regulatory Risks", "General Risks – Risks Related to the Fund – The Dodd-Frank Act" and "Certain U.S. Federal Income Tax Considerations."  Additionally, there are certain tax risks associated with an investment in the Funds, including without limitation risks with respect to tax positions taken by and tax estimates made by the Funds and the Portfolio Funds held by the Funds, as well as the potential for legislative or regulatory change that could impact the Funds.  There can be no assurance that positions taken or estimates made by the Funds or the Portfolio Funds will be accepted by tax authorities.  See "Certain U.S. Federal Income Tax Considerations."

With respect to the Funds' investments in Portfolio Funds, the Managers charge the Funds asset-based fees, and certain Managers are also entitled to receive performance-based fees or allocations.  Such fees and performance-based compensation are in addition to the fees charged to the Funds by the Advisors.  Moreover, an investor in a Feeder Fund bears a proportionate share of the expenses of the Master Fund, and in the case of the TEI Core Funds, the expenses of the Offshore Funds, and indirectly, similar expenses of the Portfolio Funds. Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  See "General Risks – Risks Related to Portfolio Funds – Multiple Levels of Expense."

Performance-based allocations charged by Managers of the Portfolio Funds may create incentives for the Managers to make risky investments, and may be payable by the Funds to a Manager based on a Portfolio Fund's positive returns even if the Funds' overall returns are negative.  See "General Risks – Risks Related to Portfolio Funds – Performance Fees and Management Fees."

Portfolio Funds generally are not registered as investment companies under the 1940 Act; therefore, the Funds as investors in Portfolio Funds do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"), in which case the Funds as investors in Portfolio Funds managed by such Managers will not have the benefit of certain of the protections afforded by the Advisers Act.  However, the regulatory landscape for private Portfolio Funds and their Managers is continuing to evolve and many, though not all, U.S.-based Managers and Managers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Portfolio Funds they manage are expected to become subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Act.  See "General Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and the Advisers Act."

Because certain Portfolio Funds in which the Funds invest may provide infrequent opportunities to purchase their securities or may be subject to drawdown structures, the Funds may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Portfolio Funds, which could materially adversely affect the Funds' investment returns.  See "Investment Strategies – Cash Strategies."

There is a risk that the Funds may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or may be limited in the amount they can invest in voting securities of Portfolio Funds.  For example, the Funds are required to disclose the names and current fair market value of their investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Funds' investment and the valuation of such investment.  Similarly, because of the Advisors' actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Funds' ability to access or invest in certain Portfolio Funds.  For example, the Advisors may believe that the Funds' disclosure obligations or other regulatory implications under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund.  Furthermore, an investment by the Funds could cause the Funds and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions.  The Funds may invest in a non-voting class of a Portfolio Fund's interests or forego certain voting rights with respect to the Portfolio Funds in an effort to avoid "affiliated person" status under the 1940 Act.  The Advisors may also refrain from including a Portfolio Fund in the Funds' portfolio, or may withdraw an existing investment in a Portfolio Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Funds and the Advisors' other clients if such an investment was made or maintained.  In addition, the Funds' ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Funds to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors.   See "General Risks – Risks Related to Portfolio Funds – Limits on Investing in Portfolio Funds."

The Funds may elect to invest in a non-voting class of a Portfolio Fund's interests or by contract may waive those voting rights associated with the investment in an effort to prevent the Funds from becoming "affiliated persons" of the Portfolio Fund for purposes of the 1940 Act.  The Funds' practices regarding investments in non-voting securities or waivers of voting rights may prevent the Funds from participating in voting on a particular issue to the full extent of its economic interest, including limiting its ability to affect the outcome of matters that could materially adversely affect its investment in a Portfolio Fund.  In certain circumstances, this could have a material adverse effect on the Funds.  See "General Risks – Risks Related to Portfolio Funds – Non-Voting Securities and Waivers."

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The Funds are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds' assets that may be invested in the securities of any one issuer. Although the Advisors will follow a general policy of seeking to diversify the Funds' capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Funds' assets. The Funds will limit the percent of assets held of any one Portfolio Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Funds. As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Funds' net asset values than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.  See "General Risks – Risks Related to the Funds – Non-Diversified Status."

There are certain tax risks associated with an investment in the TEI Core Funds.  There can be no assurance that the positions of the TEI Core Funds relating to the tax consequences of their investment transactions will be accepted by the tax authorities.  In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving.  To the extent that legislative or regulatory changes are made to the taxation regime for tax-deferred or tax-exempt Members regarding UBTI, or to the taxation of widely-held partnerships, there is a risk that the Offshore Funds could no longer be able to fulfill their intended function.  In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Funds.  To the extent that changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors or hedge funds, including tax regulation applicable thereto, there may be material adverse effects on the ability of the TEI Core Funds to pursue their investment objective or strategies which could force the TEI Core Funds to change, or even cease, their operations.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Funds and the Portfolio Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective. Additionally, new and/or enhanced regulatory, registration and reporting requirements applicable to the Advisors and the Managers stemming from the Dodd-Frank Act may subject the Advisors and the Managers to increased regulatory scrutiny and greater risk of liability resulting from violations of these new regulatory, registration and reporting requirements.  See "General Risks – Risks Related to the Fund – The Dodd-Frank Act", "General Risks – Risks Related to Strategic Transactions – General" and "General Risks – Risks Related to Portfolio Funds – Registration under the 1940 Act and Advisers Act."

A far-ranging insider trading probe by federal authorities, including the SEC and the Justice Department, into the use of expert consultants is ongoing. The investigation focuses, in part, on whether material, non-public information was provided by expert consultants, including expert networks and independent research boutiques, to hedge funds and mutual funds. At the core of the investigation is whether any managers used so-called soft dollar payments for access to non-public information with the potential to impact stock prices. The implication of any of the Managers in this insider trading probe is likely to have an immediate and material adverse effect on such Managers and may result in investors seeking to redeem en masse from any such Manager's Portfolio Funds, thereby materially impairing the value and liquidity of the Funds' positions in such Portfolio Funds. Any such mass redemption requests are likely to result in Managers liquidating Portfolio Funds' holdings at inopportune times and/or prices and are likely to result in suspensions of redemptions and/or the imposition of redemption gates.

The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Advisors' ability to achieve the Funds' investment objectives.  On August 5, 2011, Standard and Poor's Investor Services ("S&P") lowered its long-term sovereign credit rating on the U.S. to "AA+" from "AAA." The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.  These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Funds.  See "General Risks – Risks Related to the Funds – United States Credit Rating Downgrade Risk."

Board of Directors
Each Fund's Board has overall responsibility for monitoring and overseeing each Fund's investment program and its management and operations.  The initial Directors have each been ratified by each Fund's initial Members.  Any vacancy on the Board may be filled by the remaining Directors of such Board, except to the extent the 1940 Act requires the election of Directors by the Members.  A majority of the Directors are "Independent Directors" who are not "interested persons" (as defined by the 1940 Act) of any Fund.  See "Management of the Funds – Directors and Officers."

The Advisor and Sub-Advisor
BlackRock Advisors, LLC is the Funds' investment advisor.  BlackRock Financial Management, Inc. is the Funds' investment sub-advisor.  The Advisors will provide certain day-to-day investment management services to the Funds.  The Advisor will receive an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund's month-end net asset value (before the accrual of the investment management fee for that month and after the accrual of any expense reimbursements owed to the Funds by the Advisor pursuant to the Expense Agreement for that month), payable by the Master Fund.  While the Feeder Funds will not pay a fee to the Advisor (at the Feeder Fund or Master Fund level) so long as the Feeder Funds remain in the master-feeder structure, they will indirectly bear this fee on a proportionate basis as represented by the Feeder Funds' interests in the Master Fund.  The Advisor and not the Funds will pay the Sub-Advisor for its services on behalf of the Funds.  While the Advisors are ultimately responsible for the management of the Funds, they are able to draw upon the trading, research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.  See "Management of the Funds – Advisor and Sub-Advisor," "– Investment Management Agreements and Sub-Investment Advisory Agreements."

Each Feeder Fund has entered into an Expense Limitation Agreement (the "Expense Agreement") in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets (the "Expense Cap").  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' net asset values; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses.  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's, Offshore Fund's or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Distributor or financial intermediaries. In order to maintain certain of a Feeder Fund's expenses below 0.50% of a Feeder Fund's average net assets, it may be necessary for the Advisor to pay certain operating and other expenses of the Feeder Fund that are incurred indirectly at the Master Fund level.  Because Master Fund expenses are allocated proportionally to each Feeder Fund, reimbursements at the Master Fund level may, in some circumstances, result in some Feeder Funds benefiting from such reimbursements to a greater degree than other Feeder Funds.  The Advisor generally intends to reimburse Feeder Fund-specific expenses covered by the Expense Cap prior to reimbursing expenses at the Master Fund level; provided, however, that if it is necessary for the Advisor to reimburse expenses at the Master Fund level in order to reduce certain of one Feeder Fund's expenses to below 0.50% of that Feeder Fund's average net assets, then the Advisor generally intends to reimburse expenses specific to other Feeder Funds only to the extent necessary to maintain certain of such Feeder Funds' expenses below 0.50% of such Feeder Funds' net assets.

Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap.  In certain instances reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund's expenses below 0.50% of that Feeder Fund's average net assets may result in certain of another Feeder Fund's expenses being less than that Feeder Fund's expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

Custodian	The Bank of New York Mellon will serve as the Funds' custodian (the "Custodian"). See "Custodian."
Administrator
The Bank of New York Mellon has been appointed by the Funds to provide certain administrative, accounting, transfer agency and investor services to the Funds (the "Administrator").  Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, are paid by the Funds.

The Funds also pay the Administrator certain fixed fees for tax preparation and other services (collectively with the asset based fee, the "Administrative Fee").  The Administrative Fee is paid out of and reduces the Funds' net assets.  See "Administration, Accounting and Investor Services Agreements."

Distribution Agreements
The Feeder Funds have entered into Distribution Agreements (the "Distribution Agreements") with BlackRock Investments, LLC (the "Distributor") to provide for the distribution of the Units.  The Distribution Agreements provide that the Distributor will sell, and will appoint financial intermediaries to sell, Units on behalf of the Funds on a reasonable efforts basis.

Financial intermediaries that sell Units may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the terms and conditions imposed by the Funds.  Any fees, terms and conditions imposed by the financial intermediaries may affect or limit an investor's ability to subscribe for Units or tender Units for repurchase or otherwise transact business with the Feeder Funds.

Each of the Core Fund and TEI Core Fund may pay out of their own assets an ongoing distribution fee to the Distributor. The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Units through an account with the applicable financial intermediary.  The Distributor may, however, retain all or a portion of the distribution fee in certain instances.  The amount of the distribution fee will be at an annual rate equal to 1.00% of the month-end net asset value of the Units (before the accrual of the distribution fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month).  The distribution fee, in aggregate, will not exceed 4.88% of the total price to the public of Units sold pursuant to this offering.

The distribution fee is not applicable to the FB Core Fund or the FB TEI Core Fund. Subject to the general $50,000 investment minimum for initial investments and $10,000 investment minimum for subsequent investments, the following Eligible Investors may purchase Units of the FB Core Fund or FB TEI Core Fund, as applicable: (1) Eligible Investors who have a fee-based account with registered investment advisors or financial intermediaries (excluding the Advisor, the Distributor or their affiliates) with whom the investor has agreed to pay a fee for investment related services, (2) Eligible Investors who are current officers, trustees, directors or employees of the Funds or BlackRock and who purchase Units directly though the Distributor and (3) Eligible Investors who purchase Units directly though the Distributor and who make an initial investment of at least $2 million in the FB Core Fund or the FB TEI Core Fund (including Eligible Investors who have a fee-based account with the Advisor, the Distributor or their affiliates).  The Funds, in their sole discretion, may waive or modify any minimum investment amount.  If you are not eligible to purchase Units in the FB Core Fund or the FB TEI Core Fund, you will be eligible to purchase Units of the Core Fund or the TEI Core Fund, as applicable.

The Core Funds have adopted distribution and service plans (the "Distribution and Service Plans") with respect to their Units.  The Core Funds pay the ongoing distribution fee discussed above pursuant to the Distribution and Service Plans and in connection with the sale and distribution of their Units and the servicing of their Members' accounts.

Financial intermediaries that are members of the Financial Industry Regulatory Authority Inc. ("FINRA") may not accept any compensation in connection with a Fund's Units that exceeds the underwriting compensation limit set by FINRA.

See "Plan of Distribution."

Purchasing Units
Units are offered at a price equal to their net asset value per Unit (plus a sales load for the Core Fund and the TEI Core Fund) for purchase as of the first Business Day of each calendar month (the "Membership Date"), except that the Funds may offer Units more or less frequently as determined by the respective Board.  The minimum initial investment from each investor is $50,000, and the minimum for subsequent subscriptions is $10,000. Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  Each Feeder Fund, in its sole discretion, may waive or modify any minimum investment amount. A financial intermediary may establish higher minimum investment requirements than the Funds. Units are being offered only to investors that meet all requirements to invest in the Funds.

An investor purchases Units in the respective Feeder Fund. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the respective Feeder Fund's capital. An investor's capital account is used to facilitate tax reporting to the investor.  Each Unit subscribed for represents a capital contribution to the respective Feeder Fund in that amount, excluding any applicable sales charge.  The initial net asset value per Unit is $10.00.

Units are being offered only to investors that meet all requirements to invest in the Feeder Funds.  Each Feeder Fund, acting through the Distributor and the financial intermediaries, will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.  The offering may be terminated, suspended or resumed by a Feeder Fund or the Distributor at any time.

An investor's subscription for Units, once accepted by a Fund as described below, is irrevocable by the investor and will generally require the investor to maintain its investment in the respective Feeder Fund until such time as that Feeder Fund offers to repurchase the Units in a tender offer.  The Board may, in its discretion, cause a Feeder Fund to repurchase all of the Units held by a Member if the total value of the Member's Units, as a result of repurchase or transfer by the Member, is less than $25,000 (or any lower amount equal to the Member's initial subscription amount) or for other reasons as determined by the Board.

In order to subscribe for Units, an investor must complete and provide for the delivery of a completed subscription agreement to the financial intermediary through which such investor is subscribing for Units at least six Business Days prior to the Membership Date or by such other date as determined by the Funds in their discretion and communicated to the investor.  A Member generally may subscribe for additional Units by completing an additional subscription agreement, unless otherwise determined by the Advisors.  All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor's account with its financial intermediary at least three Business Days prior to the applicable Membership Date or such other date as the Funds may determine in their discretion and communicate to investors (the "Subscription Date").  At the close of business on the Subscription Date, the Funds will either accept or reject an investor's subscription and, if accepted, the investor's subscription amount will be credited to the Funds' respective accounts.  The investor, however, will not become a Member of the applicable Fund and will have no other rights (including, without limitation, any voting rights) under the applicable Fund's LLC Agreement until the Membership Date.  An investor will become a Member of the applicable Fund, and begin to participate in the applicable Fund's returns, on the Membership Date.  For subscriptions made after the initial closing date, the number of Units to be received by a Member in respect of any additional subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such additional subscription.  An investor's additional subscription amount will be credited to the applicable Fund's account on the Subscription Date, although the number of Units denominating the additional subscription amount may not be determined until approximately 25 days after the Membership Date in respect of such additional subscription and the investor will not become a Member of the applicable Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the applicable Fund's LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.  See "Purchasing Units."

Eligibility
Each Feeder Fund intends to sell its Units only to prospective investors who meet the definition of "accredited investor" as defined in Regulation D under the Securities Act and as amended by the Dodd-Frank Act.  Investors meeting these requirements are referred to in this Prospectus as "Eligible Investors."  Investors who are "accredited investors," as defined in Regulation D and as amended by the Dodd-Frank Act, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (excluding the value of that individual's primary residence) or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors.  Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription.  Each prospective investor is required to certify as to such investor's qualification as an Eligible Investor.  See "Eligible Investors."

The TEI Core Funds are offered only to TEI Core Funds Eligible Investors, which include non-U.S. investors and the following U.S. Tax-Exempt Investors:  (i) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code, by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.  TEI Core Funds Eligible Investors that purchase Units in the TEI Core Funds are referred to from time to time in this Prospectus as "TEI Core Funds Members."

Transfers & Transfer Restrictions	The Feeder Funds are closed-end management investment companies. Members of the Funds will not have the right to redeem their Units. In addition, there is no public market for Units and none is expected to develop.  The Feeder Funds will not list their Units on a stock exchange or similar market.  With very limited exceptions, Units are not transferable and liquidity for investments in Units may be provided only through periodic tender offers by the Feeder Funds, as described below (the Funds, however, are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act).

A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation any swap, structured note or any other derivative transaction) of all or any of its Units, including, without limitation, any portion of a Unit (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion.  Any permitted Transferee will be bound by the applicable Fund's LLC Agreement and the agreements contained in the applicable Fund's Subscription Agreement without any action on their part.  No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  Any Transferee who has obtained such Units by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member having taken place, and the determination as to the adequacy of such documentation may be made by the applicable Board in its sole and absolute discretion.  In this regard, the applicable Board may refuse to admit a Transferee who has obtained such Units by operation of law as described above as a substitute Member of a Fund and may effect a compulsory repurchase of such Units in accordance with the terms of the LLC Agreement.  Notwithstanding the foregoing, the LLC Agreement permits Members to hold Units in a collateral account with a financial intermediary.

Any Transfer made or purported to be made that is in violation of the applicable Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, transferee or successor Member is purported to have transferred any economic interest in a Feeder Fund in violation of such Feeder Fund's LLC Agreement, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Units of such Member, transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, transferee or successor Member will forfeit all or such portion of its Units in connection with such termination as determined by the Advisor in connection therewith.  An investment in the Feeder Funds is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.

See "Eligible Investors," "Purchasing Units" and "Repurchases of Units – Transfers of Units."

No Redemptions; Repurchases of Units by the Funds
No Member or other person holding Units acquired from a Member will have the right to require the Feeder Funds to redeem their respective Units.  Beginning after the Funds have been in operation for approximately one year, the Feeder Funds may from time to time offer to repurchase Units from their respective Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the respective Board may determine in its sole discretion.  Each tender offer may be limited and will generally apply to up to 10% of the net assets of the respective Feeder Fund at that time.  If a tender offer is oversubscribed by Members, a Fund may decide to repurchase only a pro rata portion of the Units tendered by each Member.  In determining whether a Feeder Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board of each Feeder Fund that such Feeder Fund conduct a tender offer to repurchase Units from Members quarterly with tender offer Valuation Dates (as defined in the Prospectus under "Calculation of Net Asset Value; Valuation") occurring on the last Business Day of March, June, September and December, with the Valuation Date for the first such tender offer not being prior to the last Business Day of June in 2013.  The Feeder Funds will require that each tendering Member tender a minimum of $10,000 worth of Units, subject to a Feeder Fund's Board's ability to permit a Member to tender a lesser amount in its discretion. However, the Feeder Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.

A 2.00% early repurchase fee will be charged to any Member that tenders its Units to a Feeder Fund in connection with a tender offer with a Valuation Date that is prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the respective Units.  For example, if a Member purchases Units in January of year 1, such Member would be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or prior to) September 30 of year 1, but would not be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or later than) December 31 of year 1.  This early repurchase fee would apply separately to each purchase of Units made by a Member.  The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Funds for the costs incurred in liquidating securities in the Feeder Funds' portfolio in order to honor the Member's repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Funds' investment program.  If applicable, the early repurchase fee will be deducted from the repurchase proceeds paid to the Member.

The Feeder Funds may repurchase Units, or any portion of them, from a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person under certain prescribed conditions set forth under "Repurchases of Units."

Taxation
The Core Funds, the TEI Core Funds and the Master Fund will be treated as partnerships for U.S. federal income tax purposes.  The Offshore Funds will be treated as corporations for U.S. federal income tax purposes.  See "Certain U.S. Federal Income Tax Considerations."  Skadden, Arps, Slate, Meagher & Flom LLP, counsel to each of the Feeder Funds, will render an opinion to the effect that, under current law and based on certain assumptions and representations, each Feeder Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  Accordingly, each Feeder Fund will not be subject to U.S. federal income tax, and each Member of each Feeder Fund will be required to report on its own annual tax return such Member's allocable share of its respective Feeder Fund's taxable income or loss.

Certain Tax Considerations for U.S. Tax-Exempt Investors
Under current law, an investment in the TEI Core Funds should not generate UBTI for a U.S. Tax-Exempt Investor provided that such investor does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Funds.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Certain Tax Considerations for Non-U.S. Investors	A non-U.S. investor generally should not be subject to U.S. federal income tax on TEI Core Funds distributions or on gains recognized on the sale, exchange or redemption of its TEI Core Funds Units where such non-U.S. investor's nexus with the U.S. is solely as a result of an investment in the TEI Core Funds.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Certain Tax Considerations for U.S. Taxable Investors
A U.S. taxable investor in computing its U.S. federal income tax will include its allocable share of its Fund's items of income, gain, loss, deduction and expense for the taxable year of such Fund ending within or with the taxable year of such investor.  A U.S. taxable investor's U.S. federal income tax liability with respect to its allocable share of Fund earnings could exceed the cash distributions to such investor for the year, thus giving rise to an out-of-pocket payment by such investor.  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

U.S. Taxation of the Offshore Funds
The Offshore Funds will be subject to U.S. corporate income taxation and branch profits taxation on certain income that is effectively connected for U.S. federal income tax purposes.  The Master Fund will attempt to minimize (to the extent practicable and not in conflict with the economic returns to the Core Funds Members) U.S. corporate income and branch profit taxes imposed on the Offshore Funds (and thus on U.S. Tax-Exempt Investors and non-U.S. investors).  See "Certain U.S. Federal Income Tax Considerations – Taxation of TEI Core Funds and TEI Core Funds Members."

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors, including employee benefit plans, individual retirement accounts ("IRAs") and Keogh Plans (each, a tax-exempt entity), generally are eligible to subscribe for Units.  A Fund's assets will not be deemed to be "plan assets" for purposes of ERISA.  See "ERISA Considerations."

Tax Reports to Members
The Feeder Funds will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.  The Core Funds and the TEI Core Funds will not be able to deliver Schedule K-1s to Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.  In addition, if the Master Fund receives revised K-1s after the Funds deliver K-1s to their Members, the Funds will restate the K-1s previously sent to Members.  See "Reports to Members" and "Certain U.S. Federal Income Tax Considerations."

Anti-Takeover Provisions
Each Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of a Fund or convert a Fund to open-end status.  These provisions could deprive the holders of Units of opportunities to sell their Units at a premium over the then current net asset value.  See "Additional Information and Summary of the LLC Agreements."

Auditors	Deloitte & Touche LLP (the "Auditor") has been retained as the Funds' independent auditor. See "Accountants and Legal Counsel."
Term	Each Fund's term is perpetual unless a Feeder Fund or the Master Fund is otherwise terminated under the terms of its limited liability company agreement.
Fiscal Year	For accounting purposes, each Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is expected to be the taxable year of each Fund.

SUMMARY OF FEEDER FUNDS' EXPENSES

The following table illustrates the approximate expenses and fees that Members in the Feeder Funds are expected to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
	Core Fund		TEI Core Fund		FB Core Fund	FB TEI Core Fund
Maximum Sales Load (as a percentage of the offering price)	3.00	%(1)	3.00	%(1)	N/A	N/A
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%		2.00%		2.00%	2.00%
ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees(3)	1.00%		1.00%		1.00%	1.00%
Other Expenses(4)	1.84%		2.30%		2.15%	2.29%
Distribution Fees(5)	1.00	%(6)	1.00	%(6)	N/A	N/A
Acquired Fund Fees and Expenses(7)	5.25%		5.25%		5.25%	5.25%
TOTAL ANNUAL EXPENSES	9.09%		9.55%		8.40%	8.54%

EXPENSE REIMBURSEMENT(4)	(1.34)%		1.80%		(1.65)%	(1.79)%

TOTAL ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE REIMBURSEMENT(4)	7.75%		7.75%		6.75%	6.75%
______________________
(1)
Financial intermediaries may charge a sales load of up to 3.00% of the offering price of the Units (i.e., NAV) for their services in conjunction with the distribution of Units (the equivalent of 2.92% of the Units' price to the public). The initial sales charge, in the aggregate, will not exceed 2.92% of the total price to the public of Units sold pursuant to this offering (the "Offering Proceeds") .  Financial intermediaries may waive or reduce the sales charge in their discretion and, in this regard, may apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  Investors should direct any questions regarding such sales loads to the relevant financial intermediary.  All such compensation with respect to Units in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

(2)
A 2.00% Early Repurchase Fee payable to the respective Feeder Fund will be charged to any Member that tenders its Units (or portion thereof) to a Feeder Fund in connection with a tender offer with a Valuation Date that is prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the respective Units (or portion thereof).  For example, if a Member purchases Units in January of year 1, such Member would be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or prior to) September 30 of year 1, but would not be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or later than) December 31 of year 1.  This early repurchase fee would apply separately to each purchase of Units made by a Member.  The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Funds for the costs incurred in liquidating securities in the Feeder Funds' portfolio in order to honor the Member's repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Funds' investment program.  If applicable, the early repurchase fee will be deducted from the repurchase proceeds paid to the Member. See "Repurchase of Units."

(3)
As a contractual matter, a Feeder Fund will not directly pay an investment management fee to the Advisor so long as the assets of the Feeder Fund are invested in the Master Fund; however, each Feeder Fund's Members will bear an indirect share of the Master Fund's investment management fee, which is payable at an annual rate equal to 1.00% of the Master Fund's month-end net asset value (before the accrual of the investment management fee for that month and after the accrual of any expense reimbursements owed to the Funds by the Advisor pursuant to the Expense Agreement for that month), through its investment in the Master Fund.

(4)
Based on estimated amounts for the Funds' first fiscal year.  The Funds will bear their organizational expenses prior to the effectiveness of this registration statement.  The Funds will amortize their offering costs (other than distribution and Member servicing fees) over a 12-month period.  The Feeder Funds' organization and offering costs will be subject to the expense cap described below.  Each Feeder Fund will also bear other direct costs including professional fees, transfer agency fees and other operating expenses.  Directors' fees, insurance costs, and certain other costs are allocated among the Funds.  Each Feeder Fund will also bear a pro rata share of the non-advisory operating expenses, as well as certain non-operating expenses such as organization costs, borne directly at the Master Fund level.

Each Feeder Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50% of the respective Feeder Fund's average net assets.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses (as described above).  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's, Offshore Fund's or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Distributor or financial intermediaries.  In order to maintain certain of a Feeder Fund's expenses below 0.50% of a Feeder Fund's average net assets, it may be necessary for the Advisor to pay certain operating and other expenses of the Feeder Fund that are incurred indirectly at the Master Fund level.  Because Master Fund expenses are allocated proportionally to each Feeder Fund, reimbursements at the Master Fund level may, in some circumstances, result in some Feeder Funds benefiting from such reimbursements to a greater degree than other Feeder Funds.  The Advisor generally intends to reimburse Feeder Fund-specific expenses covered by the Expense Cap prior to reimbursing expenses at the Master Fund level; provided, however, that if it is necessary for the Advisor to reimburse expenses at the Master Fund level in order to reduce certain of one Feeder Fund's expenses to below 0.50% of that Feeder Fund's average net assets, then the Advisor generally intends to reimburse expenses specific to other Feeder Funds only to the extent necessary to maintain certain of such Feeder Funds' expenses below 0.50% of such Feeder Funds' net assets.

Subject to the terms of the Expense Agreement, expenses borne by the Advisor in the prior two fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. If the operating expenses of a Feeder Fund that received a waiver or reimbursement from BlackRock within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if:  (i) the Feeder Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Feeder Fund's investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund's covered expenses to exceed the Expense Cap.  In certain instances reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund's expenses below 0.50% of that Feeder Fund's average net assets may result in certain of another Feeder Fund's expenses being less than that Feeder Fund's expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

(5)
The Feeder Funds are being offered to Eligible Investors on the same terms, except that, subject to a general $50,000 investment minimum for initial investments and $10,000 investment minimum for subsequent investments applicable to all Feeder Funds, the following Eligible Investors may purchase Units of the FB Core Fund or FB TEI Core Fund, as applicable: (1) Eligible Investors who have a fee-based account with registered investment advisors or financial intermediaries (excluding the Advisor, the Distributor or their affiliates) with whom the investor has agreed to pay a fee for investment related services, (2) Eligible Investors who are current officers, trustees, directors or employees of the Funds or BlackRock and who purchase Units directly though the Distributor and (3) Eligible Investors who purchase Units directly though the Distributor and who make an initial investment of at least $2 million in the FB Core Fund or the FB TEI Core Fund (including Eligible Investors who have a fee-based account with the Advisor, the Distributor or their affiliates).  The Funds, in their sole discretion, may waive or modify any minimum investment amount.  The sales charge and distribution fees charged to investors in the Core Fund and the TEI Core Fund will not be applicable to investors in the FB Core Fund and FB TEI Core Fund.  If you are not eligible to purchase Units in the FB Core Fund or the FB TEI Core Fund, you will be eligible to purchase Units in the Core Fund or the TEI Core Fund, as applicable.

(6)
The Fund may pay out of its assets an ongoing distribution fee to the Distributor. The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Units through an account with the applicable financial intermediary.  The Distributor may, however, retain all or a portion of the distribution fee in certain instances.  The amount of the distribution fee will be at an annual rate equal to 1.00% of the month-end net asset value of the Units (before the accrual of the distribution fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month).  The distribution fee, in aggregate, will not exceed 4.88% of the Offering Proceeds.   All such compensation with respect to Units in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

(7)
The "Acquired Fund Fees and Expenses" include each Feeder Fund's share of operating expenses and performance-based incentive fees of the underlying Portfolio Funds as well as any direct fees charged by such Portfolio Funds (e.g., redemption fees) in which the Master Fund invests.  Fees and expenses related to investing in, or incurred by, Portfolio Funds are not subject to the expense limitation described in footnote (4).  The costs to be incurred at the underlying Portfolio Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses.  Each Portfolio Fund's expenses will vary.  In addition, the underlying Portfolio Funds will also incur trading expenses, including interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Managers in order to seek to enhance or preserve the Portfolio Funds' returns.  The total estimated 5.25% of Acquired Fund Fees and Expenses consists of approximately 1.48% in management fees, approximately 1.77% in other expenses (such as trading expenses) and approximately 2.00% in incentive fee allocations.  The Master Fund's investments will be allocated among many asset classes, including absolute return and private equity, among others.  Portfolio Funds with absolute return objectives may on average employ more leverage than certain other types of Portfolio Funds.  Portfolio Funds that are private equity funds will on average incur higher operating expenses early on in such fund's investment cycle as the investments in this asset class often have a longer term investment horizon, which can result in higher operating expense ratios early in such fund's investment cycle.  In addition, for recently launched Portfolio Funds in which the Master Fund may invest, the Acquired Fund Fees and Expenses may tend to be significantly greater in the initial years as start up costs are being borne over a smaller invested capital base.  The fees and expenses disclosed above are based on 2010 financial information (which was the most recent financial information of the Portfolio Funds available to the Funds), and such data may (and is expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  In addition, the Portfolio Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses.  Generally, fees payable to Managers are estimated to range from 1.00% to 4.00% (annualized) of the average net asset value of the Master Fund's investment in such Portfolio Funds.  In addition, certain Managers of the Portfolio Funds charge an incentive allocation or fee generally ranging from 15% to 25% of a Portfolio Fund's net profits. These fees payable to Managers are estimates and may be higher or lower than the numbers shown.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "Management of the Funds," "Administration, Accounting and Investor Services Agreements," "Fund Expenses," "Purchasing Units" and "Repurchases of Units."

The following example is intended to help you compare the cost of investing in the Feeder Funds with the cost of investing in other funds.  The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of a Feeder Fund.

Example for Core Fund and the TEI Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the Core Fund and the TEI Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Core Fund and the TEI Core Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$104	$246	$381	$686

The example is based on the estimated fees and expenses incurred by the Core Fund and the TEI Core Fund, including the Acquired Fund Fees and Expenses and the Maximum Sales Load, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the Core Fund and TEI Core Fund level and the Core Fund's and TEI Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $55, $106, $159 and $305, respectively. Actual expenses may be greater or less than those shown.

Example for FB Core Fund and FB TEI Core Fund

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return.  The rate of return of the FB Core Fund and the FB TEI Core Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the FB Core Fund and the FB TEI Core Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$67	$197	$323	$619

The example is based on the estimated fees and expenses incurred by the FB Core Fund and the FB TEI Core Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the FB Core Fund and FB TEI Core Fund level and the FB Core Fund's and FB TEI Core Fund's pro rata share of the direct expenses incurred at the Master Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $15, $47, $82 and $179, respectively. Actual expenses may be greater or less than those shown.

THE FUNDS

This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i) BlackRock Alternatives Allocation Portfolio LLC (the "Core Fund"), (ii) BlackRock Alternatives Allocation FB Portfolio LLC (the "FB Core Fund" and, together with the Core Fund, the "Core Funds"); (iii) BlackRock Alternatives Allocation TEI Portfolio LLC (the "TEI Core Fund") and (iv) BlackRock Alternatives Allocation FB TEI Portfolio LLC (the "FB TEI Core Fund" and together with the TEI Core Fund, the "TEI Core Funds").  Each Feeder Fund is a Delaware limited liability company formed on August 26, 2011.

The Core Funds invest all or substantially all of their investable assets in BlackRock Alternatives Allocation Master Portfolio LLC, a Delaware limited liability company (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The Master Fund is a Delaware limited liability company formed on August 26, 2011.  The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation FB Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the FB TEI Core Fund (the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  The TEI Core Fund is the sole director of BlackRock Alternatives Allocation Portfolio, Ltd., and the FB TEI Core Fund is the sole director of BlackRock Alternatives Allocation FB Portfolio, Ltd.; thus, the Boards of Directors of the TEI Core Funds in effect conduct the management and business of the Offshore Funds.

The Master Fund and each Feeder Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Feeder Funds.

The Feeder Funds are being offered to Eligible Investors on the same terms, except that, subject to a general $50,000 investment minimum for initial investments and $10,000 investment minimum for subsequent investments applicable to all Feeder Funds, the following Eligible Investors may purchase Units of the FB Core Fund or FB TEI Core Fund, as applicable: (1) Eligible Investors who have a fee-based account with registered investment advisors or financial intermediaries (excluding the Advisor, the Distributor or their affiliates) with whom the investor has agreed to pay a fee for investment related services (a "fee-based account"), (2) Eligible Investors who are current officers, trustees, directors or employees of the Funds or BlackRock and who purchase Units directly though the Distributor and (3) Eligible Investors who purchase Units directly though the Distributor and who make an initial investment of at least $2 million in the FB Core Fund or the FB TEI Core Fund (including Eligible Investors who have a fee-based account with the Advisor, the Distributor or their affiliates).  The Funds, in their sole discretion, may waive or modify any minimum investment amount.  If you are not eligible to purchase Units in the FB Core Fund or the FB TEI Core Fund, you will be eligible to purchase Units in the Core Fund or the TEI Core Fund, as applicable.

An investment in the TEI Core Funds should not generate unrelated business taxable income or income from debt-financed property (collectively, "UBTI") for U.S. federal income tax purposes for a U.S. Tax-Exempt Member, provided that such member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in the TEI Core Funds.  An investment in the TEI Core Funds should not generate effectively connected income for U.S. federal income tax purposes for a non-U.S. investor ("Non-U.S. Member") where such Non-U.S. Member's nexus with the U.S. is solely as a result of an investment in the TEI Core Funds.  The Master Fund will attempt to minimize (to the extent practicable and not in conflict with the economic returns to Core Funds Members) U.S. corporate income and branch profit taxes imposed on the Offshore Funds (and thus on TEI Core Funds Members).

The TEI Core Funds are offered only to TEI Core Funds Eligible Investors, which include non-U.S. investors and the following U.S. Tax-Exempt Investors:  (i) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code, by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.  TEI Core Funds Eligible Investors that purchase Units in the TEI Core Funds are referred to from time to time in this Prospectus as "TEI Core Funds Members."

For convenience, reference to the TEI Core Funds may include the Master Fund and the Offshore Funds as the context requires, and reference to the Core Funds may include the Master Fund as the context requires.  In addition, although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

The Master Fund may, in the future, permit investments by additional feeder funds in addition to the Feeder Funds ("New Feeder Funds").  The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds may differ from the fees, expenses, sales charges and investment minimums applicable to an investment in any of the Feeder Funds.  The Funds expect that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Funds, will be dictated by the type of investors for which such New Feeder Funds are designed.

THE OFFERING

Generally, Units will be continuously offered on monthly basis at a price equal to their then current net asset value per Unit, plus a sales load in the case of the Core Fund and the TEI Core Fund.  The minimum initial subscription for Units in each Feeder Fund is $50,000, and the minimum for subsequent subscriptions is $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  Each Feeder Fund, in its sole discretion, may waive or modify any minimum investment amount.

Although Units will be registered under the Securities Act of 1933 (the "Securities Act"), the Units will be sold only to individuals or entities which are "accredited investors" within the meaning of Regulation D under the Securities Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  Units will be offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each member, a "Director" and, collectively, the "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Funds may offer to repurchase Units quarterly, subject to the discretion of the respective Board, Units will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units in a timely manner or at all.  The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Feeder Funds.  The Feeder Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.

USE OF PROCEEDS

The Advisors currently anticipate that the Funds will be able to invest substantially all of the net proceeds of the initial offering in Portfolio Funds, non-Portfolio Fund securities and other financial instruments within approximately three months after the completion of this initial offering.  Subject to the foregoing, the Advisors currently anticipate that proceeds from the sale of Units after the initial closing, excluding the amount of any sales charge paid by the investor, will be used to implement the Funds' investment program as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Funds.

Generally, interests in potential Portfolio Funds are not liquid securities.  The owner of such interests generally is permitted to transfer them only with the consent of the general partner (or its equivalent) of a Portfolio Fund.  As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Funds will be able to quickly purchase interests in potential Portfolio Funds.  Pending such investment, it is anticipated that the proceeds will be invested in cash, short-term debt securities or money market securities. Additionally, a portion of the Funds' assets may be held in cash or other liquid investments as collateral for certain of the Funds' trading positions (such as swaps or as margin), and the Funds' investment strategy, as described below under "Investment Strategy", involves allocating the Funds' assets to various alternative investment strategies – thus, the Funds' portfolio managers may allocate a portion of the proceeds to a particular strategy and invest such proceeds in cash, short-term debt securities or money market securities pending desirable opportunities in such strategy becoming available.

INVESTMENT OBJECTIVE

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Funds seek to accomplish this objective by providing investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and "super"-high net worth investors.  The Funds cannot guarantee that their investment objective will be achieved or that their portfolio design and risk monitoring strategies will be successful.

If a Fund's Board determines that the Fund's investment objective should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable Valuation Date (as defined below under "Calculation of Net Asset Value; Valuation") for such tender offer (i.e., the last Business Day of March, June, September and December).  Such change, however, can be effected without Member approval.  Except as otherwise stated in this Prospectus or each Fund's Limited Liability Company Agreement (each, an "LLC Agreement"), the investment objectives, policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Members.  The Funds' principal investment policies and strategies are discussed below.  Whenever the Master Fund holds a shareholder vote, the Feeder Funds or the Offshore Funds will pass the vote through to their own Members (in the case of the TEI Core Funds, the applicable Offshore Fund will pass such vote through to the TEI Core Fund or the FB TEI Core Fund, as applicable, which will in turn pass the vote through to their own Members); likewise, whenever an Offshore Fund holds a shareholder vote, the TEI Core Fund or the FB TEI Core Fund, as applicable, will pass the vote through to its own Members.

The Feeder Funds invest all or substantially all of their investable assets in the securities of the Master Fund (via the Offshore Funds in the case of the TEI Core Funds), through which the Feeder Funds pursue their investment objective.  Although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

INVESTMENT STRATEGIES

"Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies).  The Funds'

allocation strategy is not designed to maintain diversification among various Alternative Strategies; rather, allocations of the Funds' assets among Alternative Strategies will be dynamic and may range from no allocation to an allocation of substantially all of the Funds' assets to a single Alternative Strategy.  The Funds seek to provide a turnkey solution for that portion of an investor's portfolio that may be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page 23 of the Prospectus.

The Funds will invest (i) in private funds or other pooled investment vehicles (collectively, "Portfolio Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the Advisors, and (ii) directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisors. The Funds may invest directly in Portfolio Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more Portfolio Funds.

Portfolio Managers, Investment Teams, and the Investment Committee

The Funds will be managed jointly and primarily by Nancy Everett, Mark Taborsky, and Edward Ng (the "Portfolio Managers"), who will make allocations of the Funds' assets to various Alternative Strategies, will have oversight responsibilities with respect to all of the Funds' underlying investments and will have general overall responsibility for the Funds and their investment program.  The Portfolio Managers will draw upon the expertise of an investment committee (the "Investment Committee") that will include BlackRock investment professionals with experience and insights on hedge funds, private equity, real estate, fixed income and equity portfolio management, and that will also include representatives from BlackRock's Risk and Quantitative Analysis Group ("RQA"), which leads BlackRock's portfolio risk analytics efforts by providing top-down and bottom-up oversight independent from the Portfolio Managers.  RQA partners with BlackRock's portfolio teams, such as the Portfolio Managers, and seeks to ensure that risks in client portfolios are consistent across strategies, taking into account the applicable portfolio team's current investment themes.  RQA is also responsible for counterparty and operational risk management.  The Investment Committee will meet regularly with the Portfolio Managers to consult with the Portfolio Managers with respect to the Funds' overall investments and asset allocations based on an evaluation of market conditions and the relative opportunity set presented by various Alternative Strategies.  As such, the amount of the Funds' portfolio invested in any given Alternative Strategy, market sector and/or investment type may deviate substantially over the life of the Funds.  See "Management of the Funds—Portfolio Managers" for more information on the Portfolio managers.

The Funds' allocation strategy is not designed to maintain diversification among various Alternative Strategies; rather, allocations of the Funds' assets among Alternative Strategies will be dynamic and may range from no allocation to an allocation of substantially all of the Funds' assets to a single Alternative Strategy. The Funds' portfolio is expected to be rebalanced among Alternative Strategies from time to time, and the Advisors expect that the Funds' allocations among Alternative Strategies will be actively managed by the Portfolio Managers with a long-term perspective. The Portfolio Managers may, in their sole discretion, vary the Funds' overall allocation among different Alternative Strategies, and have full ability to add or remove Alternative Strategies as they see fit.  In addition to the Investment Committee, the Portfolio Managers will draw upon BlackRock investment professionals, including alternative strategy professionals, to assist in the management of the Funds' investment allocations to various Alternative Strategies.  Within each Alternative Strategy to which the Portfolio Managers allocate the Funds' assets, various investment teams will have responsibility for Portfolio Fund or security selection and portfolio construction decisions, with oversight from the Portfolio Managers.  In connection with the various investment teams' responsibilities, the investment teams, with oversight from the Portfolio Managers, will also be responsible for initial and ongoing analysis, due diligence and monitoring with respect to the investments included in the Alternative Strategy for which such investment team is responsible, including, with respect to Portfolio Funds, operational due diligence, evaluation and monitoring of the Portfolio Fund and its Manager, as described below and throughout this Prospectus.

The Portfolio Managers will utilize the diverse knowledge and experience of the Investment Committee in determining the amount of the Funds' assets to allocate to each Alternative Strategy.  The Portfolio Managers will determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. Based on the Portfolio Managers' allocations, investment teams within various Alternative Strategies will, with oversight from the Portfolio Managers, allocate assets to Portfolio Funds, non-Portfolio Fund securities and other financial instruments on the basis of, among other things, quantitative techniques and risk management guidelines that seek to maintain what the Portfolio Managers and Investment Committee believe to be an appropriate level of diversification.  The Funds, however, will be non-diversified companies under the 1940 Act and may thus concentrate their assets in fewer issuers than a fund that is organized as a "diversified" fund under the 1940 Act.  The investment decisions of the investment teams are made in coordination with the Portfolio Managers.

With respect to Portfolio Funds, the Funds will seek to invest in Portfolio Funds that, in the aggregate, maintain exposure to a range of markets, national economies and Portfolio Fund Strategies discussed below, as well as others.  In addition to seeking a level of diversification, the investment teams may focus on Portfolio Funds that emphasize certain Portfolio Fund Strategies that the Portfolio Managers and Investment Committee believe are more likely to be profitable than others due to their assessment of prevailing market conditions.  Based upon the number of available Portfolio Funds pursuing a given strategy and the respective investment team's view of the investment potential and diversification benefits of such strategy, certain of the Portfolio Funds selected by such investment team may be allocated substantially larger portions of the Funds' assets than other Portfolio Funds.  Each respective investment team and the Portfolio Managers will conduct ongoing reviews of each Portfolio Fund and make allocations and reallocations of assets based upon an ongoing evaluation of each Portfolio Fund's strengths and weaknesses, changes in the investment strategies or capabilities of Portfolio Funds, changes in market conditions and performance.  However, particularly with respect to Portfolio Funds with longer lock-up periods (such as certain private equity and hedge funds), reallocation based on views developed subsequent to investment may be limited or not possible.

Each Portfolio Fund will generally be selected based upon its investment strategy and trading styles, organizational depth, risk management techniques/processes, longevity and other criteria.  In allocating assets to Portfolio Funds, after the Portfolio Managers, through consultation with the Investment Committee, determine which Alternative Strategies should be included in the Funds' investment portfolio (based on an evaluation of market conditions) and the amount of the Funds' assets to be allocated to such Alternative Strategies, each respective investment team will conduct a similar analysis to invest in a specific Portfolio Fund or Funds.  The types of Portfolio Funds available for investment by the Funds are expected to vary considerably over time, and the expertise of the investment teams, with the assistance of the Portfolio Managers and Investment Committee, in identifying and exploiting new opportunities in respect of Portfolio Funds is expected to result in a continually evolving set of Portfolio Fund Strategies.

While the Alternative Strategies described below are designed to provide the Funds with the flexibility to have a broad-based portfolio of investments, the Portfolio Managers may decide not to invest in certain asset categories or implement certain Alternative Strategies.  Accordingly, while the Funds may take advantage of the full range of Alternative Strategies and investments described below (and other strategies as made available), they are not required to do so, nor are they required to invest any particular percentage of their assets in any single Alternative Strategy, Portfolio Fund or other security or any combination of the foregoing.  The Portfolio Managers anticipate investing in only some of the Alternative Strategies, Portfolio Funds or other securities described below at any one time and switching among them based upon, among other things, the Portfolio Managers' evaluation of market conditions, the performance of each investment allocation, available investment opportunities and the assets they believe will be successful in light of these conditions.  As previously mentioned, such reallocations may be limited or not possible with respect investments in certain Portfolio Funds.

The Funds' Investments

Under normal market conditions, the Funds will invest, in varying proportions, across a number of Alternative Strategies, including but not limited to (i) hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies and opportunistic strategies ("Portfolio Fund Strategies"), (ii) various direct (non-Portfolio Fund) investment strategies ("Direct Investment Strategies"), including but not limited to dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies) and (iii) cash strategies.  While the investment strategies described in this Prospectus are designed to provide the Funds with the flexibility to have a broad-based portfolio of investments, the Portfolio Managers may decide not to invest in certain asset categories or implement certain investment strategies.

 Accordingly, while the Funds may take advantage of the full range of strategies and investments described below (and other strategies as made available), they are not required to do so, nor are they required to invest any particular percentage of their assets in any single strategy, Portfolio Fund or other security or any combination of the foregoing.  The Advisors anticipate investing in only some of the strategies, Portfolio Funds or Direct Investments described below at any one time and switching among them based upon, among other things, the Advisors' evaluation of market conditions, available investment opportunities and the assets they believe will be successful in light of these conditions. As previously mentioned, such reallocations may be limited or not possible with respect investments in certain Portfolio Funds.

Portfolio Fund Strategies

Portfolio Fund Strategies will generally be implemented by various investment teams primarily through investments in Portfolio Funds.  Portfolio Fund Strategies may also be implemented directly by the Portfolio Managers and their investment teams through non-Portfolio Fund investments (i.e., the Portfolio Managers and their investment teams may implement one or more of the Portfolio Fund Strategies described below themselves rather than by investing in a Portfolio Fund whose Manager will implement one or more of the Portfolio Fund Strategies described below).  Thus, references to "Portfolio Funds" or "Managers" below in describing Portfolio Fund Strategies should also be understood to refer to activities in which the Funds or the Advisors may engage. Portfolio Fund Strategies generally have longer-term investment horizons (typically greater than one year) and reduced liquidity.

Hedge Fund Strategies.  Hedge funds are private pools of investment capital with broad flexibility to buy or sell a wide range of assets.  The investment strategies pursued by hedge funds are extremely diverse and the Portfolio Managers may seek to gain exposure to these strategies for the Funds through investments in Portfolio Funds or through directly implementing the types of strategies pursued by hedge funds with the assistance of various BlackRock investment teams.  Major hedge fund strategies include:

Non-Directional Strategies

(a)
Relative Value — Seeks to profit from mispricing of financial instruments relative to each other or historical norms.  These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. Additionally, they are engineered to seek to profit if a particular instrument or spread returns to its theoretical fair value, and intend to generally avoid taking a directional bias with regard to the price movement of a specific company or market. To concentrate on capturing mispricings, these strategies often attempt to eliminate exposure to general market risks so that profits may be realized if and when the securities or instruments converge toward their theoretical fair value. This strategy typically will attempt to isolate a specific mispricing by holding both long and short positions in related securities. In many cases, investment strategies will seek to hedge exposure to primary directional risks such as parallel movements in interest rates, currencies and the movement of broad markets;

(b)
Event Driven — Concentrates on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. The prices of securities of the companies involved in these events are typically influenced more by the dynamics of the particular event or situation. Typically, these strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. In some cases, such as corporate reorganizations, the relevant Manager may actually take an active role in determining the event's outcome. The intended goal of the investment strategies within the event driven strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event;

(c)
Direct Sourcing — Enters into direct transactions to provide financing to institutions or individuals. The goal of the strategy is to garner profits from areas of the market that are under-served by larger financial institutions. Typically, these strategies rely on a manager's ability to source or access privately-structured deals as well as fundamental research specific to each respective deal. Investments may exhibit more limited liquidity relative to some publicly-sourced investment;

Directional Strategies

(a)
Fundamental Long/Short — Involves buying or selling predominantly corporate securities believed to be over- or under-priced relative to their potential value. Investment strategies within the fundamental long/short discipline include long and short equity- or credit-based strategies that emphasize a fundamental valuation framework and equity active value strategies where an active role is taken to enhance corporate value. Fundamental long/short managers typically employ fundamental analysis, which evaluates the underlying determinants that affect the price of securities. Many investment strategies within the fundamental long/short discipline will incorporate elements of both fundamental and technical analysis. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry;

(d)	Directional Trading — Seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities.

Certain types of hedge fund strategies seek to generate fairly stable returns regardless of the market environment.  These "non-directional" strategies generally include relative value, event driven, and direct sourcing.  Other types of strategies seek to capitalize on movements in the underlying markets and so are exposed to the direction of those markets.  These "directional" strategies generally include fundamental long/short and directional trading.  The Funds may invest in private funds managed by hedge fund managers that pursue any single type of investment strategy or a combination of strategies; likewise, the Funds themselves may pursue any single type of investment strategy or combination of strategies.  In general, the majority of the hedge funds in which the Funds invest are expected to pursue an absolute return strategy that may blend directional and non-directional strategies, although the investment teams that engage in hedge fund investing may choose to invest in other hedge funds in their sole discretion.

Absolute return strategies are generally designed to attempt to provide relatively low or negative correlation to the equity markets and/or provide a positive absolute return in most market environments.  In order to do this, these strategies may include arbitrage-based strategies and hedging tools to minimize exposure to the direction of the equity markets.  Several examples of absolute return strategies are:

•
Convertible Arbitrage.  This strategy typically involves the purchase of a convertible debt or preferred equity instrument concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.

•
Merger Arbitrage.  Merger arbitrage typically involves taking short and long positions in the stock of a company buying or being bought by another company upon the announcement of an acquisition offer.  The investor will generally buy shares of the target and short shares of the acquirer in a stock for stock transaction, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

•
Event Driven Arbitrage.  Event driven arbitrage typically involves investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to, corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

•
Fixed Income Arbitrage.  Fixed income arbitrage seeks to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities.

•
Volatility Arbitrage.  This strategy generally attempts to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that volatility arbitrage managers monitor to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the manager can identify when the securities or asset classes trade out of their normal trading range.

•
Statistical Arbitrage.  Statistical arbitrage strategies typically seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models.  The strategy identifies inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature.

The Funds may invest in hedge funds that employ, or the Funds may employ themselves, any absolute return strategy, including, but not limited to, those listed above.

The Funds are free to invest in any hedge fund that they deem to be an attractive investment opportunity, regardless of size, Manager or any other factor.  However, as a general matter, the Funds will typically limit investments in hedge funds to those that the investment teams that engage in hedge fund investing believe: (i) are well established Managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that have developed sound practices throughout their organization with respect to investments, risk management and operations.

The investment teams that engage in hedge fund investing may also however, in certain circumstances, invest in "emerging hedge fund managers."  This category of hedge fund manager refers to individuals who are in the process of establishing or have recently established their own investment firms.  Generally, the principals of these Managers have previously excelled on a proprietary trading desk, with another investment boutique or as part of an institutional money management firm and have elected to pursue similar activities independently.  Identifying emerging hedge fund managers is considerably more difficult since, prior to establishing their firms, these Managers have often been associated with organizations that do not allow direct investment of outside capital or much transparency into the performance of individual portfolio managers.  The Advisors believe that this expanded universe of potential Managers may enable the Funds to better pursue their investment objective.

In addition, the investment teams that engage in hedge fund investing will take into account a hedge fund's liquidity in the context of the Funds' overall portfolio and anticipated cash flows as a key element within the context of developing a well diversified portfolio.  Furthermore, the Funds may be precluded from investing in certain Portfolio Funds, including hedge funds, due to their obligations or considerations under the 1940 Act or other laws, rules or regulations.  See "General Risks – Risks Relating to the Portfolio Funds – Limits on Investing in Portfolio Funds."

Other investment strategies pursued by hedge funds, or which may be pursued by the Funds themselves, include:

•
Distressed Strategies. Managers that invest in distressed securities are generally active in the securities of companies that have entered bankruptcy. Bankruptcy allows a company in default to restructure its liabilities. The process can be very opaque, complex and laced with a high degree of uncertainty as investors, creditors and the courts work to define new stakes in the re-emerging (or liquidating) firm, or as the underlying company potentially works to make operational or structural changes to improve its competitiveness. Distressed strategies can follow a number of different approaches; however, this strategy commonly seeks to take advantage of discrepancies in the value of an ownership stake in a company before and after bankruptcy.

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Credit Strategies. Credit securities provide a wide universe of opportunities given the outstanding size and variety of debt instruments and their price opacity relative to the equity market. In addition, the use of credit default swap instruments allow an alternative means to obtain short exposures to credit, opening up the possibility of selectively hedging credit exposures, or taking an bearish outlook on certain issues. Managers that employ credit strategies often invest in senior, mezzanine or junior debt, allowing them the potential to invest in the "fulcrum" security of a company – the security within a company's capital structure likely to be impacted most favorably by a given development.

Managers that employ credit strategies use a variety of issuer profiles, according to each Manager's respective investment thesis. They may invest in government-backed debt (sovereigns) to take advantage of macro-level developments or to reduce credit risk. They may invest in various syndicated corporate bonds that offer a range of liquidity and credit premium profiles. Managers may also purchase private bilateral loans, which can potentially offer a greater variety of custom terms and conditions, but may exhibit less liquidity. Managers may take exposure in attractive consumer borrower segments through collateralized credit pools, backed by such credits as mortgages, credit cards, loans, etc., which offer a greater level of complexity.

Managers that use credit strategies are generally required to judge the financial strength of an issuer; effectively value underlying collateral; and understand the potential risks and rewards of their position in the company's capital structure in the event of reorganization or default.

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Equity Selection Strategies. Equity selection strategies are generally akin to "stock picking," where a Manager uses its expertise, proprietary models and technology to identify equity securities that the Manager views to be mispriced relative to its fundamental or "fair" value. Managers normally accomplish this objective using some combination of two approaches, generally referred to as "top-down" and "bottom-up" processes. A top-down approach generally considers the potential impact of trends or developments outside of a company on the value of its equity securities. On the other hand, a

Manager using a bottom-up approach typically looks within a company, examining its assets/liabilities, operations, managerial decisions or internal developments that could impact its estimated value.

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Global Macro Strategies.  Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities.  Portfolio Funds utilizing macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most Portfolio Funds rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

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Managed Futures Strategies.  The Funds may invest in Portfolio Funds that engage in speculative trading in the futures markets, options on commodity futures contracts or forward contracts. Such Portfolio Funds may trade portfolios of futures in U.S. and non-U.S. markets in an effort to capture passive risk premiums and/or attempt to profit from anticipated trends in market prices.  Managed futures strategies generally rely on either technical or fundamental analysis (or a combination thereof) in making trading decisions and attempting to identify price trends.  Such Portfolio Funds may attempt to structure a diversified portfolio of liquid futures contracts, including but not limited to stock, index, interest rate, metals, energy and agricultural futures markets.  Managed futures funds generally have shorter-term investment horizons and more favorable liquidity terms than certain other Portfolio Funds in which the Fund may invest.

Private Equity Fund Strategies.  Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives, depending on the strategy of the investor and the financing requirements of the company.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Portfolio Funds, investors usually commit to provide up to a certain amount of capital as and when requested by the Portfolio Fund's Manager or general partner. The general partner then makes private equity investments on behalf of the Portfolio Fund, typically according to a pre-defined investment strategy. The Portfolio Fund's investments are usually realized, or "exited" after a holding period, which can be several years, through a private sale, an initial public offering (IPO) or a recapitalization, and the proceeds are distributed to the Portfolio Fund's investors. Private equity investments, however, are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of a Portfolio Fund's investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of the Funds' investment in the Portfolio Fund will be lost.  See "General Risks – Risks Related to the Investment Strategy – Private Equity Fund Strategies – General".  The Portfolio Funds themselves typically have a duration of ten to twelve years.

The Advisors believe that the key capabilities necessary to successfully structure private equity transactions include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Portfolio Fund; and ability to ascertain the optimal financing vehicle and structure.

Major private equity investment types include:

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Primary Investments.  Primary investments are interests or investments in newly established private equity funds. Most private equity groups raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading firms are highly important for primary investors.  Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies (typically ten to thirty) during a defined investment period. The investments of the Portfolio Fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the Portfolio Fund's life. Because primary investors must rely on the expertise of the Manager, an accurate assessment of the Manager's capabilities is essential.  Primary investments typically exhibit a value development pattern, commonly known as the "J-curve", in which the net asset value typically declines moderately during the early years of the fund's life as investment-related fees and expenses are incurred before investment gains have been realized. As the Portfolio Fund matures and the Portfolio Fund's portfolio investments are realized, the pattern typically reverses with increasing net asset value and distributions. Primary investments are usually ten to twelve years in duration and are generally illiquid due to transfer and withdrawal restrictions contained in the Portfolio Fund's governing documents.

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Secondary Investments.  Secondary investments are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund's fundraising period.  Secondary investments can be made at different stages in the life cycle of a private equity fund.  For example, a secondary investment could be made in a relatively new Portfolio Fund where the Manager is still making new investments and cultivating existing investments.  In these types of secondary investments, the Manager's ability to create value remains vital to the Portfolio Fund's investment program.  Additionally, a secondary investment could be made in a relatively established Portfolio Fund where the Portfolio Fund typically holds several mature portfolio companies, and expects to make few or no new investments.  In these types of secondary investments, the Manager is typically focused on cultivating and exiting existing investments and the Advisors' investment thesis is generally driven primarily by a financial analysis of the existing portfolio, the price paid and the market environment, rather than on the Manager's ability to create additional value.  Because secondary investments allow investors to avoid some of the fees charged by Portfolio Fund Managers, secondary investments may exhibit little or none of the J-curve characteristics associated with primary investments.  In addition, secondary investments typically provide earlier distributions than primary investments, and may also provide valuable arbitrage opportunities. The ability to source and value potential investments is crucial for success in secondary investing, and the nature of the process typically requires significant resources. As a result, generally only very large and experienced investors are active secondary market participants.

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Direct Investments/Co-Investments.  Direct investments generally involve taking an interest in securities issued by an operating company. Such investments are typically made alongside private equity funds, and are usually structured such that the investor group collectively holds a controlling interest. Private equity fund managers may offer such opportunities when a particular transaction is large relative to their available capital, or to involve new investors that have particular skills or contacts. Direct investments may vary in duration, but usually are exited within two to six years.  In contrast to traditional private equity fund investments (which require a commitment to a largely unknown portfolio), direct investments represent opportunities to invest in specific situations involving particular companies and industries. Accordingly, investors can benefit from the sourcing, negotiation and structuring skills of the lead investor, while maintaining the ability to independently analyze each investment opportunity.  Direct investments can also represent excellent value for private equity investors. When offering direct investment opportunities, most Managers do not levy the management fees or performance-based fees or allocations that are charged when the same investments are made through a Portfolio Fund (although such terms are typically reserved for large institutional investors that have an extensive relationship with the relevant manager). For investors that have access, direct investments can help to build a diversified portfolio at a lower cost than traditional Portfolio Fund investments and, by eliminating a fee layer, at a significantly lower cost than funds of funds.

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Listed Private Equity.  Listed private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, buyout or venture capital investments. Listed private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Listed private equity investments usually have an indefinite duration.  Listed private equity occupies a small niche within the public equity universe, and there are few professional investors who focus on and actively trade such vehicles. As a result, relatively little market research is performed on listed private equity companies, only limited public data may be available regarding these vehicles and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies, and may offer opportunities to specialists that can value the underlying private equity investments. Listed private equity vehicles are typically liquid and capable of being traded daily, in contrast to private equity funds and direct investments, in which capital is subject to lengthy holding periods. Accordingly, listed private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to more efficiently adjust the investment level of their portfolios.

In the private equity asset class, the term "financing stage" is used to describe investments (or Portfolio Funds that invest) in companies at a certain stage of development.  The different financing stages have distinct risk, return and correlation characteristics, and play different roles within a diversified private equity portfolio. Broadly speaking, private equity investments can be broken down into the following strategies, which may be pursued by a Portfolio Fund in which the Funds invest, or which may be directly pursued by the Funds themselves:

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Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout funds may range from as little as $100 million to over $10 billion in size, roughly corresponding to an investment focus on small-, mid- or large-capitalization companies. Collectively, buyout funds represent a substantial majority of the capital raised in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for the target company.

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Venture Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital funds may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

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Growth Capital: Investments in established companies with strong growth characteristics are often classified as growth capital.  Whereas venture capital is often associated with technology-oriented companies and companies that have limited or no revenue, growth capital investments target companies spanning a wide range of industries, such as traditional manufacturing, consumer products, business services and distribution.  Companies that receive growth capital investments typically have established customers and mature business models.  Growth capital is the most common form of private equity investing in Emerging Asia and other Emerging Markets.

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Private Debt.  Investments in debt securities of privately held companies.  The most common form of private debt investments are mezzanine funds, however other strategies include venture lending and senior debt funds.  Mezzanine debt investments exhibit characteristics of both debt and equity, and typically command higher interest payments than senior debt.  In addition, in some instances mezzanine investments have warrants to the recipient company's equity, which means that the mezzanine investors hold some claim to the equity.  As a result, mezzanine has the potential for higher returns than most traditional senior debt provided by lenders such as banks.  Mezzanine debt investments, as well as other private debt investment strategies, are non-control investment strategies.

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Special Situations.  Opportunistic investments in privately negotiated transactions that generally do not fit any of the sub-strategies described herein are considered special situation investments.  Examples of special situations include investments in distressed for control, energy, mining, utilities, and infrastructure assets.  A common form of special situations private equity investing is distressed for control investments, which are investments in the debt or equity of a company experiencing operational or financial distress with the intention of securing control of the business and restructuring its operations.  Private equity funds that execute this strategy typically invest in the debt of companies that encounter financial difficulties and demonstrate some difficulty in making routine debt payments.  It is common for investors of distressed debt to work within the framework of the bankruptcy process, with the ultimate goal of converting the debt into equity, or ownership, in the target business.  Candidates for distressed debt or equity investing include well established companies with mismanaged capital structures, yet with viable business models.

Over time, the Funds may invest in a group of private equity Portfolio Funds that vary widely: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Managers take an active role in managing and operating the business of the Portfolio Fund's portfolio companies.  Additionally, it is expected that Portfolio Funds will engage in both direct investment and co-investment private equity deals and that the Funds themselves may directly pursue one or more of the private equity strategies described above.

Investments in private equity Portfolio Funds are typically illiquid due to transfer and withdrawal restrictions contained in the documents governing the Portfolio Funds.  The investment teams responsible for private equity investing intend to work together with the Portfolio Managers to manage the Funds' commitment strategy in respect of private equity fund investments with a view towards managing liquidity in light of the Funds' overall investment strategy. As noted above, commitments to private equity Portfolio Funds are generally not immediately invested. Instead, committed amounts are drawn down and invested over time, as underlying investments are identified by the relevant Manager – a process that may take a period of several years.  During this period, investments made early in the Portfolio Fund's life may be realized (generating distributions to the Funds) even before the committed capital has been fully drawn. As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve.  Accordingly, the commitment strategy aims to keep the Funds' assets allocated to private equity fund strategies substantially invested where possible by making commitments based on anticipated future distributions from investments.  The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by investors, the potential for rebalancing among Alternative Strategies and any distributions made to investors. To forecast portfolio cash flows in respect of private equity investments, the investment teams responsible for private equity investing utilize a proprietary quantitative model that incorporates historical private equity data, actual portfolio observations and qualitative forecasts by the Advisors' and its affiliates' investment professionals.  The investment teams responsible for private equity investing, in coordination with the Portfolio Managers, intend to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation, (1) diversifying commitments across several vintage years, (2) actively managing cash and liquid assets and (3) establishing a credit line to provide liquidity for capital calls by underlying Portfolio Funds and to satisfy repurchase requests (as described under "Borrowing by the Funds").

Real Estate Strategies.  The Funds may invest in Portfolio Funds that invest in real estate or may, subject to their fundamental investment restrictions, directly pursue real estate investment strategies themselves.  Real estate strategies seek to generate attractive long term returns through the acquisition and disposition of real property, interests in real property and securities related to or secured by real property.  Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any).  The Funds may invest with real estate Managers that pursue, or may directly pursue themselves (subject to their fundamental investment restrictions), any of a wide variety of strategies, including but not limited to principal strategies (i.e., value generate through ownership and management of properties), value-added strategies (i.e., value added through improvement of properties), opportunistic strategies and public equity (e.g., REIT) strategies.  The Funds may also invest in securities, whether equity or debt, of real estate companies, which are companies that derive a majority of their revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or which have a majority of their assets in real estate.  Real estate companies include, for example, real estate investment trusts ("REITs") and other real estate operating companies.

Real Asset Strategies.  Real asset sectors other than real estate generally include, but are not limited to, infrastructure and natural resources.  Exposure to these sectors can be achieved through either private or public investments and the Funds expect to focus on, although not be limited to, Portfolio Funds making private investments. Private investments typically involve the direct exchange of assets between buyer and seller. It is the Advisors' belief that private investments in these real asset sectors are particularly inefficient, which, the Advisors believe, offer investors opportunities to produce high risk-adjusted returns.  Conversely, the equity markets in which real estate investment trusts trade and futures markets are characterized by a greater transparency of information and are thus significantly more efficient, which, the Advisors believe, offer investors fewer opportunities to produce high risk-adjusted returns.  The Funds may invest in:

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Infrastructure Strategies.  The Funds may invest in Portfolio Funds making investments in infrastructure, or may directly pursue such investments themselves.  Infrastructure generally refers to large-scale public works.  Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.).  Infrastructure assets are generally long-lived and have high development costs.  Investment in infrastructure can take a wide range of forms, from investing directly in toll roads to purchasing equity in construction companies.  Direct investment typically involves entering into agreements with the relevant governmental agency to own or operate the particular asset.  The Funds may invest with Managers who are pursuing, or may directly pursue themselves, any type of infrastructure investment.  In addition, the Funds may seek to invest in the securities of companies involved in infrastructure.  Increasingly, baskets of securities are traded in the market in single vehicles (e.g., structured notes), and the Funds may seek to invest in such vehicles.

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Natural Resources Strategies.  The Funds may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors, or may directly pursue such investments themselves.  The energy sector is expansive, but investments and strategies employed in this sector can generally be categorized as follows: production, distribution, transportation, storage, generation and transmission. Production strategies – often referred to as "upstream strategies" – generally involve the extraction and sale of oil, natural gas or other resources, which are themselves inputs along the energy value chain. Upstream acquisition and production strategies such as the acquisition of interests in producing oil and natural gas wells offer the most direct exposure to commodities. As such, to the extent the Advisors employ this strategy, they anticipate focusing primarily on upstream strategies, but may also consider investments with energy funds focused on exploration, infrastructure investments, products and services and substitute or alternative energy sources.  Timber and other natural resources strategies such as agricultural land investments generally focus on the acquisition of land, active management of those lands to maximize harvest volumes, interim harvesting to generate current income and eventual sale of the land to complete the realization of an investment.  To the extent the Advisors employ this strategy, the Advisors generally intend to focus on, or focus on Managers focusing on, timberland, agricultural properties and other similar strategies.

Opportunistic Strategies.  The Funds may at times invest a portion of the assets allocated to Portfolio Fund Strategies opportunistically taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets.  It is expected that these opportunistic investments will change thematically over time as the investment teams responsible for opportunistic strategies identify investment opportunities derived from a number of sources.  The investment teams responsible for opportunistic strategies may include investments that they believe demonstrate greater or more transient opportunities to participate in returns derived from market inefficiencies than might typically be included as a significant position in a diversified portfolio. Co-investment opportunities derived from the Advisors' extensive relationships with third-party managers may also be included. These opportunistic investments are expected to be more concentrated than the Funds' other investments, may range significantly in terms of holding periods, and may have wider risk-adjusted characteristics. The opportunistic investments will not be limited to a specific investment structure or types of investment, and may include commingled fund investments, direct (i.e., non-Portfolio Fund) investments, and all forms of public and private equity or fixed income securities or other investments.

Manager Selection

The investment teams may take into account a number of factors when considering a Manager's ability to manage assets using a particular investment strategy or strategies, including: the length of the Manager's experience in that strategy; qualitative judgments of the Manager's organizational structure, professional depth and stability, internal controls and risk management and valuation procedures; the Manager's capacity to manage assets in that strategy; and quantitative analysis of the Manager's historical performance.  The selection process and criteria or emphasis placed on any particular criteria will vary depending on the asset class.  The Funds expect that many, though not all, Managers will be registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act") as a result of compliance with the Dodd-Frank Act and the rules promulgated pursuant thereto, although whether a Manager is registered with the SEC is not a material factor in its selection by the Advisors. The Funds may allocate assets to more than one Portfolio Fund sponsored by the same Manager, such as in the event that a Manager sponsors Portfolio Funds in various asset classes or if an existing Portfolio Fund is no longer open or available for direct investment by the Funds but the Manager is sponsoring a successor Portfolio Fund with the same or similar strategy.

In the aggregate, the Funds' exposures through Portfolio Funds is expected to be to a broad array of securities and other financial instruments, including publicly-traded equity and debt, private and restricted securities, distressed investments, commodities, real estate and mortgage-related securities, other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps and options.  Issuers may be located in any country, in both developed and emerging markets (including frontier markets).  Financial instruments are continuously evolving and, subject to the requirements of the 1940 Act, the Fund may participate in such investments. The Portfolio Funds may in some cases hedge currency risks.

The Advisors anticipate that the number and identity of Portfolio Funds will vary over time, at the Advisors' discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds.  The Advisors may select new Portfolio Funds, or redeem or withdraw from Portfolio Funds, at any time without prior notice to, or the consent of, Members of the Funds.

Additional Methods of Investing in Portfolio Funds.

The Funds will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund.  There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Funds.  Such an instance may arise, for example, where the Funds' proposed allocation does not meet a Portfolio Fund's investment minimum.  In these instances, the Portfolio Managers may determine that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund.  If so determined, the Funds may invest in the Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of the Portfolio Fund.  In each case, a counterparty would agree to pay to the Funds a return determined by the return of the Portfolio Fund, in return for consideration paid by the Funds equivalent to the cost of purchasing an ownership interest in the Portfolio Fund.  Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty.  Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Funds' investment.  There can be no assurance that the Funds' indirect investment in Portfolio Funds will have the same or similar results as a direct investment in the Portfolio Fund, and the Funds' value may decrease as a result of such indirect investment.  When the Funds make an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Funds may be subject to additional regulations.  Alternatively, the Funds may seek to purchase an interest in a Portfolio Fund though a secondary market transaction involving an existing investor in such Portfolio Fund, although these acquisitions typically require consent of the general partner of the Portfolio Fund.

Direct Investment Strategies

Generally, Direct Investment Strategies, which include Dynamic Real Return Strategies, Diversified Alternative Exposure and Strategic Transactions, are those investment strategies not involving Portfolio Funds that the Portfolio Managers believe will provide liquidity and attractive risk adjusted returns, and capture tactical investment opportunities.  Such investments will generally have liquidity terms more favorable than Portfolio Funds and will be implemented by various investment teams.  Direct Investment Strategies may also include the direct implementation by the Funds (i.e., not through investment in any Portfolio Fund) of any of the Portfolio Fund Strategies described above.

Additionally, and notwithstanding the foregoing, the Direct Investment Strategies described below may also be pursued through investments in Portfolio Funds.  Thus, references to the "Advisors" or the "Portfolio Managers" below should be understood to also refer to Managers, and references to the "Funds" below should be understood to also refer to Portfolio Funds.

The Portfolio Managers may allocate the Funds' assets to Direct Investment Strategies by utilizing a broad range of strategies and/or instruments that seek to provide investors with attractive risk adjusted returns.  The Funds may invest directly in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries.  The Funds may invest in equity securities of any market capitalization and in fixed income securities of any credit quality, maturity and duration.  The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Funds may also purchase derivative instruments that combine features of these instruments.  The Funds may invest in mortgage-related securities directly where appropriate.  Additionally, the Funds may utilize short sales, margin and other techniques that may involve or be similar in effect to leverage.  Subject to the restrictions of the 1940 Act, the Funds also may invest in securities of other investment companies, including exchange-traded funds.

Dynamic Real Return Strategies.  These strategies seek to invest in liquid, inflation sensitive assets by investing across a number of different asset classes based upon the investment team's investment outlook.  The different asset classes include, but are not limited to, cash, inflation linked bonds, nominal bonds, credit, equities and commodities.

Diversified Alternative Exposure Strategies.  These strategies are primarily driven by quantitative models and seek to deliver low correlation to traditional asset classes while seeking positive expected returns with controlled volatility.  This strategy encompasses three general approaches including yield and futures curve exposure, technical exposure, and fundamental relative value exposure.

Strategic Transactions.  The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Funds also may purchase derivative instruments that combine features of these instruments or are developed from time to time.  Additionally, the Funds may utilize short sales, margin and other techniques that may involve or be similar in effect to leverage.  Collectively, all of the above are referred to as "Strategic Transactions."  The Funds may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Funds' portfolio, protect the value of the Funds' portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Funds, protect against changes in currency exchange rates, manage the effective maturity or duration of the Funds' portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Funds may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC").

Allocations to Direct Investment Strategies

The Portfolio Managers, in consultation with the Investment Committee, will determine the Funds' allocation to Direct Investment Strategies.  As noted above, the Funds may invest in a broad range of equity, fixed income and derivative instruments with varying percentage weightings.  The Funds have wide flexibility in the types of securities in which they may invest and the relative weightings given to each security type.   The Funds may also engage in active and frequent trading of securities to seek to achieve their investment objective.

Based upon current market conditions, the Portfolio Managers intend to primarily allocate the Funds' investments in Direct Investment Strategies to securities of other investment companies, including exchange-traded funds.  The Portfolio Managers intend to invest in a basket of exchange-traded funds and derivative instruments, with the objective of generating returns that counterbalance identified risk factors associated with Portfolio Funds, and to do so in a liquid format.  This is expected to allow the Portfolio Managers to provide more diversification and liquidity in the portfolio than would otherwise be permissible due to the liquidity terms associated with underlying Portfolio Funds.

Cash Strategies

As part of its normal operations, the Funds may hold cash, short-term debt securities or money market securities pending investments or when it expects to need cash to pay Members who tender their Units.  The Funds also may invest in such securities in order to achieve its investment objective.

Some of the strategies that may be employed by the Funds utilize derivatives that typically require a derivatives buyer to hold collateral against changes in the value of such derivatives.  This collateral is generally required to be held in cash or cash equivalents (e.g., short term Treasury bills).  To the extent the Funds are holding cash, whether due to collateral requirements or cash flows from subscriptions and repurchases, they are expected to be invested in cash or "cash-plus" strategies (i.e., strategies that seek to enhance the return on cash assets with minimal increase in risk).  These strategies may vary depending on the particular opportunities available in the market at that time.

It is possible that in extreme market conditions the Funds may temporarily invest a significant portion or all of their assets in cash, short-term debt securities or money market securities.  Such a temporary defensive strategy would be inconsistent with the Funds' investment objective.  The reason for acquiring such securities would be to avoid market losses.  However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Funds' opportunity to achieve their investment objective.

Securities Lending

The Funds may lend their portfolio securities with a value not exceeding 33 1/3% of their total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Funds receive collateral in cash or securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by a bank (other than a borrower of the Funds' portfolio securities or any affiliate of such borrower), which qualifies as a custodian bank for an investment company under the 1940 Act, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisors may instruct the lending agent (as defined below) to terminate loans and recall securities so that the securities may be voted by the Funds if required by the Advisors' proxy voting guidelines. See "Proxy Voting Policies" below. Such notice shall be provided in advance such that a period of time equal to no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement is provided.

The Funds receive the equivalent of any income they would have received on the loaned securities. Where the Funds receive securities as collateral, the Funds receive a fee for their loans from the borrower and do not receive the income on the collateral. Where the Funds receive cash collateral, they may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Funds' yields may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds are obligated to return the collateral to the borrower upon the return of the loaned securities. The Funds could suffer a loss in the event the Funds must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Funds could suffer a loss where the value of the collateral is below the market value of the borrowed securities plus any other receivables from the borrower along with any transaction costs to repurchase the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans.

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to affiliates of the Funds and to retain an affiliate of the Funds as lending agent. Pursuant to that order, the Master Fund has retained an affiliated entity of the Advisor as the securities lending agent (the "lending agent") for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, upon the advice of the Advisor and on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Advisor or its affiliates. Pursuant to the same order, the Funds may invest their uninvested cash in registered money market funds advised by the Advisor or its affiliates, or in a private investment company managed by the lending agent. If the Funds acquire shares in either the private investment company or an affiliated money market fund, Members would bear both their proportionate share of the Funds' expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Advisor's waiver of a portion of its advisory fee.

The Funds would continue to accrue the equivalent of the same interest or other income on loaned securities that it would have received had the securities not been on loan, and would also earn income on investments made with any cash collateral for such loans. Any cash collateral received by the Funds in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.

BlackRock Investment Management, LLC, an affiliate of the Advisor, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds' securities lending program.

BORROWING BY THE FUNDS

The Funds may, but do not currently intend to, borrow money to purchase portfolio securities and for portfolio management purposes.  This practice is known as "leverage." The Funds may also borrow money to pay operating expenses, including, without limitation, investment management fees, to fund repurchases of Units or to meet capital calls of Portfolio Funds, particularly private equity partnerships, real estate partnerships and natural resources partnerships.  The use of borrowings for investment purposes involves a high degree of risk and no assurance can be made that the Funds' leveraging strategy will be successful.

If the Funds were to utilize leverage, they anticipate that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Funds' portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause Members to receive a higher current rate of return than if the Funds were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Funds, reducing returns to Members.  Developments in the credit markets, such as the exceptional market conditions experienced during the 2007-2009 financial crisis, may adversely affect the ability of the Funds to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Members.  Similarly, current and future developments in the credit markets, including recent volatility as a result of Standard & Poor's downgrade of the United States' long-term sovereign credit rating from "AAA" to "AA+", could adversely affect the ability of the Funds to borrow and may increase the cost of borrowings, reducing returns to Members.

There is no assurance that a leveraging strategy, if the Funds decide to utilize leverage, will be successful.  Leverage involves risks and special considerations for Members, including:

•	the likelihood of greater volatility of net asset value of the Units than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Funds must pay will reduce the return to Members;

•	leverage in a declining market is likely to cause a greater decline in the net asset value of Units than if the Funds were not leveraged; and

•	leverage may increase operating costs, which may reduce total return.

Certain types of borrowings by the Funds may result in the Funds being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Funds may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Funds.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Advisors do not believe that these covenants or guidelines will impede them from managing the Funds' portfolio in accordance with the Funds' investment objective and policies if the Funds were to utilize leverage.  To the extent permitted by the Funds' fundamental policy on borrowing (described below) and the 1940 Act, the Board may modify the Funds' borrowing policies, including the purposes of borrowings, and the length of time that the Funds may hold portfolio securities purchased with borrowed money.  The rights of any lenders to the Funds to receive payments of interest or repayments of principal may be senior to those of the Members.

Under the 1940 Act, each of the Funds is not permitted to borrow for any purposes if, immediately after such borrowing, such Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The 1940 Act also provides that each of the Funds may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.  Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Portfolio Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of a Fund.  Borrowing requirements generally do not apply to Portfolio Funds that are not registered under the 1940 Act.

While the Funds do not currently intend to borrow money to purchase portfolio securities and for portfolio management purposes, Portfolio Funds that the Funds invest in will engage in leverage.  The use of leverage by the Funds or the Portfolio Funds can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.  See "General Risks—Risked Related to the Investment Strategy—Leverage Risk."

Debt Finance

The Funds expect to enter into a credit facility, which they may use to finance their short-term liquidity requirements (i.e., 180 days or less), repurchases of Units, to meet capital calls of Portfolio Funds and/or to bridge financing of investments in Portfolio Funds pending the acceptance of investor subscription funds.  The Funds expect that the credit facility provider will take security over the Funds' assets and the agreements governing any credit facility typically will give the lender the right to terminate the credit facility at will or upon the occurrence of certain termination events.  Such events may include, among others, failure to pay amounts owed when due, the failure to provide required reports or financial statements, a decline in the value of the Portfolio Funds or securities pledged as collateral, failure to maintain sufficient collateral coverage, failure to comply with investment guidelines, key changes in the Funds' management or the Advisors' personnel, a significant reduction in the Funds' assets, material violations of the terms of, or representations, warranties or covenants under, the facility agreements as well as other events determined by the lender.  If a Fund were to fail to meet its obligations under any such credit facility and a termination event were to occur, the lender would be entitled, in its sole discretion and without regard to such Fund's investment objective, to liquidate the assets pledged as security.  This could have a material adverse effect on such Fund and returns to Members.  Furthermore, in selecting assets for liquidation, a lender will sell the most liquid assets, which could result in the remaining portfolio of assets being less diverse in terms of investment strategies, number of Managers or Portfolio Funds, liquidity or other investment considerations than would otherwise be the case.  In addition, such agreement may impose restrictions on the type of investments made by the Funds.

There is no guarantee that any such credit facility will be available to the Funds on acceptable terms or at all or that, in the event that such facility terminates, an alternative facility will be available to the Funds on acceptable terms or at all.  Furthermore, it is possible that the amount of leverage available to the Funds under any such credit facility may be limited due to other amounts borrowed by other funds or separate accounts for which the Advisors provide investment management or investment advisory services (collectively, "Other BlackRock Funds").  As a result, it is possible that the Funds may be restricted from borrowing when they would otherwise like to borrow, even though they have a credit facility in place.

Any debt finance employed by the Funds is in addition to, and is not restricted by, the use of leverage by the Funds to achieve their investment objective.

Reverse Repurchase Agreements

Borrowings may be made by the Funds through reverse repurchase agreements under which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed-upon date and price.  Such agreements are not considered to be borrowings under the 1940 Act if the Funds

"cover" these obligations by segregating on their books and records liquid assets with a value equal to their obligations under the reverse repurchase agreements.  The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  For a description of risks related to reverse repurchase agreements, see "General Risks – Risks Related to Direct Investments in Securities – Reverse Repurchase Agreements Risk."

Dollar Roll Transactions

Borrowings may be made by the Funds through dollar roll transactions.  A dollar roll transaction involves a sale by the Funds of a mortgage-backed or other security concurrently with an agreement by the Funds to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold by the Funds as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what the performance would have been without the use of dollar rolls.  For a description of risks related to dollar roll transactions, see "General Risks – Risks Related to Direct Investments in Securities – Dollar Roll Transactions Risk."

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The investment objective of the Funds is not a fundamental policy and may be changed without a Member vote provided that Members will be given written notice of such change prior to or in connection with the Fund's next tender offer.

The Funds have, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Members, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

In applying the investment restrictions and other policies described in this Prospectus, the Funds will not "look through" to the investments and trading activity of the Portfolio Funds, which may not be managed in accordance with the Fund's investment restrictions or policies.  In addition, if a percentage guideline, restriction or policy described in this Prospectus is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Funds' total assets (including, for example, changes as a result of fluctuations in the value of the Fund's portfolio securities, the liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or the payment of expenses) or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in this Prospectus, will not constitute a deviation from the guideline, restriction or policy, and the Funds will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Funds' fundamental investment restrictions, each Fund (unless otherwise stated) may not:

(1)
invest more than 25% of its total assets in the securities of issuers in any one industry, provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.  For purposes of this restriction, the Funds will use the SEC's "Standard Industrial

Classification (SIC) Code" list for purposes of industry classification.  Neither a Fund's investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry. In addition, a Feeder Fund's investment in the respective Offshore Fund or the Master Fund is not deemed to be an investment in a single industry;

(2)
underwrite securities of other issuers except insofar as the Funds technically may be deemed underwriters under the Securities Act in the sale of their own securities or in connection with the disposition of portfolio securities;

(3)
make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Funds may lend their portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law;

(4)
issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(5)
purchase or sell commodities or contracts on commodities, except to the extent that the Funds may do so in accordance with applicable law, and the Funds may invest in Portfolio Funds that invest in commodities, contracts on commodities and commodity-linked securities; and

(6)
purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may invest in securities (i) directly or indirectly secured by real estate or interests therein, (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies or (iii) issued by Portfolio Funds that invest in real estate or interests therein, and the Funds may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Funds' ownership of such other assets.

The Funds may invest in Portfolio Funds that may concentrate their assets in one or more industries and, in applying the Funds' 25% limitation on investment in a single industry, the Funds will consider the investment policies of the Portfolio Funds with respect to specific industry concentrations or industry-oriented investment strategies.  The Funds will not, however, and do not expect to have sufficient portfolio holdings information with respect to each Portfolio Fund's underlying portfolio positions to, apply or monitor an industry concentration policy on a look-through basis.

The Funds intend to reserve their freedom of action with respect to short sales, purchasing securities on margin and the writing of put and call options.  The Funds do not intend to limit the percentage amounts of assets to be devoted to such activities, except insofar as such percentage amounts may be limited by the Funds' other investment policies and restrictions described in this Prospectus.  Such activities, however, are subject to the asset coverage requirements of the 1940 Act.  See "Borrowing By The Funds" above.

Futures Transactions

The Funds' or the Portfolio Funds' use of derivatives that are subject to regulation by the CFTC and National Futures Association ("NFA") could cause the Funds to be deemed commodity pools or the Advisors to be commodity pool operators ("CPOs"), which would require the Funds and the Advisors to comply with certain rules that could result in additional costs to the Funds.  See "General Risks – Risks Related to the Funds – Legal, Tax and Regulatory Risks."  Pursuant to regulations and/or published positions of the SEC, the Funds may also be required to segregate cash or liquid securities in connection with futures transactions.

GENERAL RISKS

Although the Funds' investment program is designed to generate consistent returns over a long time period or investment horizon while attempting to minimize risk, the Funds' investment program does entail risks.  There can be no assurance that the investment objective of the Funds or those of the Portfolio Funds in which the Funds invest will be achieved or that their investment programs will be successful.  Because the Feeder Funds invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Funds, via the Offshore Funds), the risks associated with an investment in the Feeder Funds are substantially the same as the risks associated with an investment in the Master Fund.  Certain risks associated with an investment in the Funds are set forth below.

Risks Related to the Funds

No Operating History.  The Funds are recently established investment companies and have no operating history.  The Funds do not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Funds and their performance.  An investment in the Funds is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Funds will not achieve their investment objective and that the value of any potential investment in the Units could decline substantially as a consequence.

Master/Feeder Structure.  The Master Fund may accept investments from other investors (including other feeder funds) in addition to the Feeder Funds.  Because any such additional feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund.  Smaller feeder funds may be harmed by the actions of larger feeder funds.  For example, investors in a larger feeder fund will have more voting power than the investors in smaller Feeder Funds over the operations of the Master Fund.  If other feeder funds tender for a significant portion of their shares in a tender offer, the assets of the Master Fund will decrease.  This could cause the Feeder Funds' expense ratios to increase to the extent contributions to the Master Fund through additional subscriptions to the Feeder Funds or other feeder funds do not offset the cash outflows.

Non-Diversified Status.  The Funds are "non-diversified" investment companies.  Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Funds' assets that may be invested in the securities of any one issuer.  Although the Advisors will follow a general policy of seeking to spread the Funds' capital among multiple Portfolio Funds and multiple other issuers with respect to its direct investing in securities, the Advisors may depart from such policy from time to time and one or more Portfolio Funds may be allocated a relatively large percentage of the Funds' assets.  As a consequence of a large investment in a particular Portfolio Fund, losses suffered by such Portfolio Funds could result in a larger reduction in the Funds' NAVs than if such capital had been more proportionately allocated among a larger number of Portfolio Funds.

Reliance on the Advisors.  The success of the Funds is dependent on the expertise of the Advisors and their ability to select Portfolio Funds managed by successful Managers and to make direct investments in securities.  There can be no assurance that the Advisors will be successful in doing so.  In addition, the Advisors are not required to devote their full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Funds.  The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Funds.  If the Advisors are removed, resign or otherwise no longer serve as the Advisors of the Funds, a large number of Portfolio Funds may be required to be liquidated or may otherwise become unavailable to the Funds, which may have an adverse impact on the Funds' investment performance.

Management Risk. The Funds are subject to management risk because it is an actively managed portfolio. The Advisors and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results.

Reliance on Service Providers.  The Funds rely upon the performance of service providers to perform various functions.  In particular, the Advisors, the Administrator, the Custodian, and their respective delegates, if any, will perform services that are integral to the Funds' operations and financial performance.  Failure by any service provider to carry out its obligations to the Funds in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Funds at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Funds' performance and returns to Members.  The termination of the Funds' relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Funds and could have a material adverse effect on the Funds' performance and returns to Members.

Information Technology Systems.  The Funds are dependent on the Advisors for certain management services as well as back-office functions.  The Advisors and the Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds and Portfolio Funds.  Information technology systems are also used to trade in the underlying investments of the Portfolio Funds.  It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors' or a Manager's ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Funds.  Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of the Funds.

Misconduct of Employees and of Service Providers.  Misconduct or misrepresentations by employees of the Advisors, Managers or service providers could cause significant losses to the Funds.  Employee misconduct may include binding the Funds or Portfolio Funds to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing.  Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets.  In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Funds' or a Portfolio Fund's business prospects or future marketing activities.  Despite the Advisors' due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors' due diligence efforts.  As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks.  Legal, tax and regulatory changes could occur that may materially adversely affect the Funds.  For example, the regulatory and tax environment for derivative instruments in which the Advisors and Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Funds or a Portfolio Fund and the ability of the Funds or a Portfolio Fund to pursue its trading strategies.  Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds or a Portfolio Fund to pursue its investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has recently engaged in a general investigation of hedge funds which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds.  For example, during 2007, the SEC adopted new anti-fraud rules governing investment advisers to certain pooled vehicles (including certain hedge funds).  Such legislation or regulation could pose additional risks and result in material adverse consequences to the Portfolio Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Managers or the Advisors in order to seek to obtain higher returns.  The Portfolio Funds may be established in jurisdictions where no or limited supervision is exercised on such Portfolio Funds by regulators.  Investor protection may be less efficient than if supervision were exercised by a regulator.  If regulators were to adopt leverage limitations for hedge funds, these funds may not be able to earn the same returns they earned in the past.

On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the "CPO-CTA Rulemaking").  As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the "CEA") to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Funds.  These amendments limit the ability of the Funds to use futures, options and swaps (which could in certain circumstances form an integral part of the Funds' investment strategy) without the Funds, their advisors and operators being  subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisors (who would have to register as commodity pool operators) and the Funds.  These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings.  The ultimate effect these amendments may have on the Advisors and the Funds is thus uncertain; however, it is possible that they may adversely affect the Funds' ability to manage their portfolio and may impair the Funds' ability to achieve their investment objective.

Also in the CPO-CTA Rulemaking, the CFTC repealed the exemption from commodity pool operator registration under Rule 4.13(a)(4), which many Managers rely upon.  The rescission of Rule 4.13(a)(4) in respect of Managers currently relying on the rule is effective on December 31, 2012.  The rescission of the rule in respect of Managers not currently relying on the rule will be effective 60 days after the publication in the Federal Register of the CPO-CTA Rulemaking.  This rescission will likewise limit the ability of Portfolio Funds to use futures, options and swaps (which in many cases are integral parts of such Portfolio Funds' investment strategies) without requiring their Managers to register as commodity pool operators, which would impose substantial additional regulatory and compliance burdens on such Managers and Portfolio Funds.  The rescission of Rule 4.13(a)(4) may adversely affect Managers' ability to manage the portfolios of their Portfolio Funds and to achieve their Portfolio Funds' investment objectives.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect the Funds' ability to manage their portfolio and impair the Funds' ability to achieve their investment objective, as well as the Managers' ability to manage the portfolios of their Portfolio Funds and to achieve their Portfolio Funds' investment objectives.  The CPO-CTA Rulemaking may, in particular, substantially increase regulatory compliance costs for the Funds, the Advisors, the Portfolio Funds and the Managers, and could have effects on the management of the Funds' and Portfolio Funds' portfolios that are currently unforeseeable, that could reduce returns to investors and that could impair the Funds' and the Portfolio Funds' ability to achieve their investment objectives.

The Dodd-Frank Act.  Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps.  It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Funds and the Portfolio Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which the Funds and the Portfolio Funds engage in derivative transactions could also prevent the Funds and the Portfolio Funds from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Funds and the Portfolio Funds or will not impair the ability of the Funds and the Portfolio Funds to utilize certain derivatives transactions or achieve their investment objectives.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Funds and/or Portfolio Funds, and the SEC has

engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council ("FSOC"), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that non-bank financial companies that are "predominantly engaged in financial activities," such as the Funds, the Advisors, Portfolio Funds and Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System ("Federal Reserve").  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the Portfolio Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Funds and/or Portfolio Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Funds or a Portfolio Fund as a systemic risk to be placed under the Federal Reserve's supervision, the Funds or a Portfolio Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder the Funds' and/or a Portfolio Funds' ability to meet its investment objective and may place the Funds or a Portfolio Fund at a disadvantage with respect to its competitors.

Private Portfolio Funds and their Managers may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices, and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Over time, private Portfolio Funds' adherence to the new recordkeeping and reporting requirements may indirectly increase the Funds' expenses.  Additionally, while the Dodd-Frank Act subjects such records and reports to certain confidentiality provisions and provides an exemption from the U.S. Freedom of Information Act, as amended, no assurance can be given that the mandated disclosure of records or reports to the SEC or other governmental entities will not have a significant negative impact on the Portfolio Funds, the Funds, the Managers or the Advisors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time (the "BHC Act"), a subsidiary of The PNC Financial Services Group, Inc. ("PNC"), which is subject to regulation and supervision as a "financial holding company" (an "FHC") by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). The "Volcker Rule" contained in Section 619 of the Dodd-Frank Act will limit the ability of "banking entities," which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain investment funds similar to hedge funds and private equity funds ("Covered Funds").  On October 11, 2011, U.S. financial regulators issued a proposed rule (the "Volcker Proposed Rule") to implement the statutory mandate of the Volcker Rule.  Under the Volcker Proposed Rule, it is possible that the Funds could be considered "Covered Funds" due to their potential status as "commodity pools."  See "Additional Investment Policies – Futures Transactions" and "– Legal, Tax and Regulatory Risks."  If the Funds are considered "Covered Funds" under the Volcker Rule, the Funds would be subject to significant limitations and restrictions on BlackRock's relationship to and investment in the Funds.  Further, under the Volcker Proposed Rule, it is possible that the Funds could be considered "banking entities" due to BlackRock's relationship with the Funds, which result could have a material adverse effect on the Funds' ability to accomplish their investment objective.

Pursuant to the Dodd-Frank Act, the Volcker Rule's effective date will be July 21, 2012. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock and possibly the Funds, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock, the Advisors and the Funds. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would not have a significant negative impact on the Funds. Upon the effectiveness of the Volcker Rule, BlackRock's relationship with PNC may require BlackRock to curtail some or all of the Funds' activities with respect to PNC (if any).  Further, BlackRock may be required to reduce or eliminate its investment in the Funds, which in turn could result in BlackRock seeking to participate in the Funds' planned quarterly repurchase offers or seeking to transfer all or a portion of its investment in the Funds to a third party.  Any such participation by BlackRock in the Funds' planned quarterly repurchase offers would reduce the amount of capacity available for other Members tendering shares into such a repurchase offer and could result in the illiquidity of the Funds' portfolio increasing faster than it otherwise might if BlackRock did not participate in such repurchase offers (e.g., BlackRock's participation in repurchase offers to address regulatory issues raised by the Volcker Rule could result in the Funds having net repurchases when they might otherwise not).  See "-Risks Related to an Investment in the Units - Repurchases of Units; Liquidation Scenarios."  Additionally, a transfer by BlackRock of all or a portion of its investment in the Funds to a third party could result in such third party being in a position to have voting control over the Funds or influence the management of the Funds through such ownership, which may not be insignificant.  It is uncertain when BlackRock would have to make any such determination to reduce or eliminate its investment in the Funds, or over what time period such reduction or elimination would have to take place; however, it could be as early as July 2012.  If the Board determines that compliance with the Volcker Rule could render the continued existence and operation of the Funds impractical, the Board may decide to liquidate and dissolve the Funds.  See "-Risks Related to an Investment in the Units - Repurchases of Units; Liquidation Scenarios" and "-Risks Related to an Investment in the Units - Effect of Liquidation on Investment Objective."  While the U.S. financial regulators have issued the Volcker Proposed Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date, or the impact any such modifications may have on BlackRock, the Funds or the Advisor.  See "— Bank Holding Company Act of 1956."

The implementation of the Dodd-Frank Act could also adversely affect the Advisors, the Managers, the Funds and the Portfolio Funds by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors', the Managers', the Funds' and the Portfolio Funds' exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements.  Increased regulatory oversight could also impose administrative burdens on the Advisors, the Managers, the Funds and the Portfolio Funds, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors, the Managers, the Funds and the Portfolio Funds may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Bank Holding Company Act of 1956.  Each of BlackRock and the Advisors is, for purposes of the BHC Act, a subsidiary of PNC, which is subject to regulation and supervision as an FHC by the Federal Reserve.  Because the Advisors may be deemed to exercise corporate control over the Funds for purposes of the BHC Act, each of the Funds, the Advisors and BlackRock intends to comply with the investment and activities restrictions that would generally be applicable to PNC as a FHC.

Under the BHC Act, an FHC and its affiliates may engage in, and may acquire interests in, or control of, companies engaged in, among other things, a wide range of activities that are "financial in nature," including certain banking, securities, investment management, merchant banking and insurance activities.  Other activities may be limited or prohibited under the BHC Act.  Any failure by PNC to qualify as an FHC under the BHC Act could result in restrictions on the activities or investments of the Funds.

BlackRock generally expects substantially all of the Funds' investments to qualify under the BHC Act as: (i) permissible so-called "nonbanking" investments (including loans, nonvoting nonconvertible debt securities, certain derivatives and passive investments in less than 5% of any class of voting securities and less than one third of the equity of an issuer); (ii) investments in portfolio companies that conduct solely nonbanking "financial" activities; or (iii) so-called "merchant banking" investments.  All such qualifying investments may be made by an FHC without regulatory approval.

BlackRock generally anticipates that BlackRock and PNC will be able to treat the Funds as making so-called "merchant banking" portfolio investments for purposes of the BHC Act.  The Federal Reserve's current regulations governing the merchant banking activities of an FHC are complex, but as applied to investments typically expected for the Funds would: (i) restrict involvement by the Funds, the Advisors, BlackRock or PNC in the routine management and operation of a Fund's investment through officer or employee interlocks, contractual provisions or other means; (ii) impose a 10-year maximum holding period on each merchant banking portfolio investment by the Funds; (iii) restrict lending by PNC's subsidiary banks to the Funds and to any of the Funds' investments; (iv) limit other transactions by PNC's subsidiary banks with such investment by the Funds; (v) limit cross-marketing between PNC's subsidiary banks and such investment by the Funds; and (vi) apply certain record-keeping and reporting and policy and procedural requirements to investments by the Funds.

To ensure compliance with the merchant banking requirements of the BHC Act, neither the Advisors nor the Funds will be involved in the routine management and operation of investments by the Funds.  As a result, no officer or employee of BlackRock or the Advisors will be permitted to serve as an officer, manager or employee of any of the Funds' investments.  In addition, the Advisors do not expect that any investment in the Funds' investments would exceed the maximum holding period for merchant banking investments.

Merchant banking investments may be subject to various monitoring, reporting and other regulatory requirements under the BHC Act.  These requirements may be greater with respect to investments over which the Funds, BlackRock or PNC are deemed to have control or a significant influence.  Although the regulations are complex, such control could be attributed when the Funds and other clients of BlackRock or PNC, in aggregate, owned 25% or more of any of the Funds' investments.  Such control attributions could result in investment restrictions applying to the Funds' investment.  In addition, investments in U.S. banking institutions may require Federal Reserve approval.  BlackRock and the Funds may structure, limit or divest any of the Funds' investments in order to ensure compliance with these requirements.  Such steps may result in less control or supervision of the Funds' investments than would otherwise be desirable or may otherwise adversely affect the Funds and other clients of BlackRock or PNC.  When such steps are taken in circumstances that involve investors associated with the Advisors, BlackRock or PNC, such adverse effects may apply disproportionately to the Funds because such other associated investors may not be required to take similar steps.

Aside from the authority to make merchant banking investments, the Advisors, BlackRock and the Funds may be able to rely on other statutory and regulatory provisions in order to maintain compliance with the BHC Act.  The Advisors reserve the right to rely on any such applicable exemptions and to take all reasonable steps deemed necessary, advisable or appropriate to comply with the BHC Act.  The BHC Act and Federal Reserve regulations and interpretations thereunder may be amended over the term of the Funds.

Significant Financial Intermediaries.  To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Funds.  To the extent that such financial intermediary exercises collective influence over such investors' decisions to request repurchase of Units, the Funds may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Funds' offers to repurchase Units could require the Funds to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the performance of the Funds and the value of the Units.

Similarly, if such financial intermediaries exercise collective influence over such investors' voting of such Units, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Funds.  If effected, such changes could have a material adverse effect on the performance of the Funds and the value of the Units.

United States Credit Rating Downgrade Risk.  The events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect the Advisors' ability to achieve the Funds' investment objectives.  On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to "AA+" from "AAA." The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.  These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Funds.  The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds' portfolio.  The Advisors intend to monitor developments and seek to manage the Funds' portfolio in a manner consistent with achieving the Funds' investment objective, but there can be no assurance that they will be successful in doing so and the Advisors may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Certain Tax Risks for TEI Core Funds Members.  The TEI Core Funds, which will be treated as partnerships for U.S. federal income tax purposes, will invest all their assets in the Offshore Funds, as applicable.  The Offshore Funds will be treated as corporations for U.S. federal income tax purposes.  Given the nature of the Offshore Funds' investment activities, the Offshore Funds will be treated as being engaged in a U.S. trade or business for U.S. federal income tax purposes.  Certain of the Offshore Funds' income that is effectively connected for U.S. federal income tax purposes (including gains from the sale of U.S. real property interests, such as real estate companies and REITs) generally will be subject to regular U.S. federal income taxation (and will also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Funds' distributions to the TEI Core Funds and TEI Core Funds Members.  The Master Fund will attempt to minimize (to the extent practicable and not in conflict with the economic returns to Core Funds Members) U.S. corporate income and branch profit taxes imposed on the Offshore Funds (and thus on TEI Core Funds Members).

Certain Tax Risks for Core Funds Members – Tax Liability in Excess of Distributions.  By reason of their treatment as partnerships for U.S. federal income tax purposes, the Core Funds will not themselves be subject to U.S. federal income tax.  Rather, each Core Funds Member in computing its U.S. federal income tax will include its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Core Funds Member.  It is possible that a Core Funds Member's U.S. federal income tax liability with respect to its allocable share of the Fund earnings in a particular taxable year could exceed the cash distributions to the Core Funds Member for the year, thus giving rise to an out-of-pocket payment by such member.

Certain Tax Risks for Members – Schedule K-1s.  The Core Funds and the TEI Core Funds will not be able to deliver Schedules K-1s to Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.  In addition, if the Master Fund receives revised K-1s after the Funds deliver K-1s to their Members, the Funds will restate the K-1s previously sent to Members.

Changes in United States and/or Cayman Islands Law.  If there are changes in the laws of the United States (federal or state) and/or the Cayman Islands, under which the TEI Core Funds and the Offshore Funds, respectively, are organized, resulting in the inability of the TEI Core Funds and/or the Offshore Funds to operate as set forth in this Prospectus, there may be a material adverse effect on investors in the TEI Core Funds.  There can be no assurance that the positions of the TEI Core Funds relating to the tax consequences of its investment transactions will be accepted by the tax authorities.  In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving.  To the extent that legislative or other regulatory changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors, widely-held partnerships or hedge funds, including tax regulation applicable thereto, all of which have preliminarily been discussed by members of Congress, there may be materially adverse effects on the ability of the TEI Core Funds to pursue its investment objective or strategies, which could force the TEI Core Funds to change, or even cease, its operations. For example, if Congress were to change the treatment of investment in offshore corporations by tax-exempt investors, the TEI Core Funds likely would suffer a materially adverse impact including decreased investment returns.  In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Funds or the TEI Core Funds.  In addition, if Cayman Islands law changes such that the Offshore Funds must conduct business operations within the Cayman Islands, or pay taxes, investors in the TEI Core Funds would likely suffer decreased investment returns.

The TEI Core Funds' structure is consistent with a position taken by the staff of the SEC with respect to a non-affiliated investment company allowing a structure whereby the TEI Core Funds will invest in the Master Fund via their respective Offshore Funds. To the extent that the views of the SEC staff, which do not represent the views of the SEC itself, were to change, the structure of the TEI Core Funds' investment in the Master Fund could be adversely affected, possibly affecting the treatment of UBTI.

On January 5, 2011, the International Tax Competitiveness Act of 2011 was introduced in the House of Representatives, and on July 14, 2011, a corresponding bill was introduced in the Senate. If enacted as proposed, such legislation would probably cause each Offshore Fund to become subject to U.S. federal corporate income tax on its worldwide income, which would have a material adverse impact on investors in the TEI Core Funds.  Similar legislative proposals have been introduced in prior years, and it is not possible to predict with any certainty whether the current pending legislation will be enacted into law.  For more information regarding the U.S. federal income tax considerations applicable to an investment in the TEI Core Funds, see "Certain U.S. Federal Income Tax Considerations".

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986 (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA"), or both, which may be relevant to a decision whether such an investor should invest in a Fund.  There may, for example, be issues whether such an investment is "prudent" or whether it results in "prohibited transactions."  Legal counsel should be consulted by such an investor before investing in a Fund.

Anti-Takeover Provisions in the LLC Agreements.  Each Fund's LLC Agreement includes provisions that could limit the ability of other entities or persons to acquire control of the Funds or convert the Funds to open-end status.  These provisions could deprive the Members of opportunities to sell their Units at a premium over net asset value.

Government Investigations.  A far-ranging insider trading probe by federal authorities, including the SEC and the Justice Department, into the use of expert consultants is ongoing.  The investigation focuses, in part, on whether material, non-public information was provided by expert consultants, including expert networks and independent research boutiques, to hedge funds and mutual funds.  At the core of the investigation is whether any managers used so-called soft dollar payments for access to non-public information with the potential to impact stock prices.  The implication of any of the Managers in this insider trading probe is likely to have an immediate and material adverse effect on such Managers and may result in investors seeking to redeem en masse from any such Manager's Portfolio Funds, thereby materially impairing the value and liquidity of the Fund's positions in such Portfolio Funds.  Any such mass redemption requests are likely to result in Managers liquidating Portfolio Funds' holdings at inopportune times and/or prices and are likely to result in suspensions of redemptions and/or the imposition of redemption gates.

Risks Related to an Investment in the Units

General.  An investment in the Units carries the risk of loss of capital.  An investment in the Units represent an indirect investment in the securities or Portfolio Fund interests owned by the Funds, and the value of these securities and interests, and in turn, the Units, will move up or down, sometimes rapidly and unpredictably. Members may receive back less than the value of their initial investment or could even lose all of their investment.

Liquidity of Units.  The Funds have been established as closed-end management investment companies designed primarily for long-term investors and are not intended to be trading vehicles.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while closed-end funds, such as the Funds, may invest all or all or substantially all of their assets in illiquid investments (as is the Funds' investment practice).  The Advisors believe that investment opportunities exist in the market for Portfolio Funds, which generally are illiquid.

Members will have no right to have their Units redeemed or, because the Funds are not "interval funds" within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Funds at any time.  While the Funds expect to offer to repurchase Units from Members from time to time after the Funds have been operational for approximately one year, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board. The Funds may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions.  Accordingly, there may be years in which no tender offer is made and Members may be unable to realize their investment at net asset value or at all.

No market currently exists for the Units.  The Units will not be listed on any national securities exchange, and the Funds do not anticipate that a secondary market will develop for the Units.  None of the Funds, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Units and the Funds' Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreements.  The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Funds.  The Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.

Repurchases of Units; Liquidation Scenarios.  There will be a substantial period of time between the date as of which Members must accept a Fund's offer to repurchase their Units and the date such Members can expect to receive payment for their Units from the Funds.  During this period investors will be subject to the risk that the Funds become unable to meet their obligations.  Members whose Units are accepted for repurchase bear the risk that a Fund's net asset value may fluctuate significantly between the time that they accept the Fund's offer to repurchase its Units and the date as of which such Units are valued for purposes of such repurchase.  Members will have to decide whether to accept a Fund's offer to repurchase its Units without the benefit of having current information regarding the value of the Units on a date proximate to the date on which the Units are valued by the Funds for purposes of effecting such repurchases.  Payment for repurchased Units in the Funds may require the liquidation of investments in Portfolio Funds or securities earlier than the Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Funds' portfolio turnover.  Such liquidations may also cause the Funds to sell their more liquid investments, which may reduce the ability of the Funds to conduct future tender offers and may result in the Funds selling investments at inopportune times or at times prior to when the Advisors believe the Funds may be able to realize the best return on such investments. Additionally, because such liquidations may cause the Funds to sell their more liquid investments, Members who choose not to tender into one of the Funds' repurchase offers will hold investments in Funds whose portfolio may become increasingly illiquid, particularly in a situation where the Funds experience net repurchases (i.e., repurchases exceed subscriptions).  As the Funds' portfolio becomes more illiquid, the Funds' portfolio may become harder to value and it may become harder for the

Funds to dispose of their investments at prices the Advisors believe reflect their fair value, resulting in losses to the Funds and their Members.  See " – Risks Related to Portfolio Funds – Portfolio Valuation", below.

Additionally, the Board will generally not approve a tender offer for the Funds if No Periodic Liquidity Assets (as defined below) represent greater than 40% of the Master Fund's net assets (as of the Funds' most recent Valuation Date), unless the Board concludes in its discretion that approving a tender offer would nonetheless be in the best interests of the Funds and their Members.  If (i) the Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund's assets, and (ii) No Periodic Liquidity Assets represent greater than 40% of the Master Fund's net assets as of the Valuation Date falling on the last Business Day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Funds is in the best interests of each Fund and its Members.  As used herein, "No Periodic Liquidity Assets" means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

Pursuant to the Funds' LLC Agreements, the dissolution of a Fund requires the affirmative vote of at least 80% of a Fund's Directors; thus, the outcome of such a Board meeting may result in a decision to dissolve the Funds or to continue the Funds' business, depending on what the Board considers to be in each Fund's and its Members' best interests.  If the Board were to continue the business of the Funds after such a meeting, the Funds would be subject to the risks described in the preceding paragraph.  If the Board were to vote to dissolve and liquidate the Funds, the Funds' portfolio would likely be substantially illiquid and the Advisors would not likely be able to liquidate the Funds' remaining assets in a short period of time.  Rather, the Funds' assets would likely be liquidated over an extended period of time, which could amount to several years or longer and, during such a liquidation period, Members remaining in the Funds – i.e., Members who had not tendered their Units for repurchase prior to the Board's determination to suspend quarterly tender offers and/or dissolve the Funds – would be subject to, among other risks, (i) the risk that these remaining assets may fluctuate in value prior to their ultimate disposition, (ii) the risk that the Funds may not realize what they believe to be the optimal value for such assets upon their disposition, (iii) the risk that the Funds may be forced to dispose of assets at a loss or may not be able to realize any significant profit from the investment position, and (iv) the risk that the Funds may lose the entire value of an investment upon its disposition.  Additionally, the Funds may choose to hold their remaining assets in a liquidating trust or other similar vehicle, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust.  Moreover, it is likely that any assets remaining in the Funds or a liquidating trust (or similar vehicle) after an initial round of liquidation will be substantially illiquid and subject to transfer restrictions that may, among other things, require the Funds or the liquidating trust to hold such assets for an indefinite period of time.  In such a liquidation scenario (including during any prior period in which the Board does not conduct periodic tender offers), Units will be entirely illiquid, Members should expect to have to bear the risks of having invested in the Funds for an indefinite period of time, should not expect to receive cash liquidating distributions within any set period of time or on a regular basis, and should not expect to realize the full NAV per Unit of their respective Fund on the date the Board determines to not approve a tender offer or to dissolve the Funds.

Subscription Risk.  An investor will become a Member of a Fund as of the first Business Day of a calendar month (the "Membership Date").  A Fund, however, will accept an investor's subscription at least three Business Days prior to the applicable Membership Date (the "Subscription Date").  The investor will not become a Member of a Fund and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement until the Membership Date.  An investor will only become a Member of a Fund, and begin to participate in the Fund's returns, on the Membership Date.  For subscriptions made after the initial closing date, the number of Units to be received by a Member in respect of any additional subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such additional subscription.  An investor's additional subscription amount will be credited to a Fund's account on the Subscription Date, although the number of Units denominating the additional subscription amount may not be determined until approximately 25 days after the Membership Date in respect of such additional subscription and the investor will not become a Member of a Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.  Between the time a Fund accepts an investor's subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund's returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Effect of Additional Subscriptions.  The Funds will accept additional subscriptions for Units, and such subscriptions will dilute the interest of existing Members in the Funds' investment portfolio, which could have an adverse impact on Member's Units.

Effect of Liquidation on Investment Objective.  If the Funds are in the process of a complete liquidation pursuant to their LLC Agreements, in order to effect an orderly liquidation of the Funds' assets, the Funds may not comply with their investment objective described in this Prospectus during liquidation.  The Funds would not expect, and will not be required, to comply with the investment guidelines described in this Prospectus during any such liquidation. In addition, the timing of liquidating distributions will be based in large part on the Funds' ability to withdraw from Portfolio Funds.  Since certain Portfolio Funds may impose significant restrictions on withdrawal (including without limitation, minimum holding periods, infrequent withdrawal dates, holdbacks and the segregation of assets by the Portfolio Funds through the use of side-pockets), and other Portfolio Funds may have suspended, delayed or otherwise limited redemptions, investors may not receive final liquidating distributions for a significant period of time following a determination to wind up the Funds, potentially several years or longer.  During such time, the investors will continue to be exposed to the risks associated with holding Units in the Funds and the value of the Units remaining outstanding will continue to fluctuate with the value of the Portfolio Funds.  In addition to liquidation of the Funds, the risks described above will also apply if the Advisor determines, in its sole discretion, to cease the Funds' operations, and the Funds compulsorily repurchase all investors' Units.

Investment in the Funds is Not Suitable for All Investors.  An investment in the Funds is not appropriate for all investors and is not intended to be a complete investment program.  An investment in the Funds should be made only by investors who understand the nature of the investment and do not require more than extremely limited liquidity in this investment.  An investor could incur substantial, or even total, losses on an investment in a Fund.  The Units are only suitable for persons willing to accept this high level of risk.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the Units and any distributions on those Units can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Funds would likely increase, which would tend to further reduce returns to Members.  Inflation risk may also affect the real value of the Funds' investments in securities or underlying Portfolio Funds.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds' portfolio.

Risks Related to the Investment Strategy

This section discusses risks relating to the types of investment strategies that are expected to be utilized by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will use an investment strategy that is not described below, and any such investment will be subject to its own particular risks.  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds, and risks related to the activities of Managers and Portfolio Funds should generally be interpreted to include the activities of Advisors and the Funds.

The Investment Program is Speculative and Entails Substantial Risks.  All securities investing and trading activities risk the loss of capital.  No assurance can be given that the Funds' investment objective will be achieved or that the performance of the Funds will be positive over any period of time.  Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies.  The Funds may experience significant losses from investing in Portfolio Funds that use such strategies.

The Strategies Used by the Advisors and the Managers May Fail to Deliver the Desired Returns. The Advisors and the Managers will, among other things, utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Funds' or Portfolio Fund's performance, as applicable, while targeting risk levels. There can be no assurance that the Advisors or the Managers will succeed in achieving any goal related to these practices.  The Advisors and Managers may be unable or may choose in their judgment not to seek to achieve these goals.  Consequently, you could lose all or substantially all of your investment in the Funds.

Leverage Risk.  The Advisors, on behalf of the Funds, and Managers, on behalf of Portfolio Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, dollar roll transactions and "uncovered" reverse repurchase agreements and other techniques that may involve or be similar in effect to leverage in their investment programs.  Such investment techniques can substantially increase the adverse impact of investment risks to which the Funds' investment portfolio may be subject.

Although leverage presents opportunities for increasing the total return of the Funds, it has the effect of potentially increasing losses as well.  Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds' investment portfolios will be magnified when leverage is used. When one or more means of achieving leveraged exposure to underlying financial assets are used in combination, the total degree of leverage employed may result in the market value of the investments held by the Funds experiencing high volatility and being subject to rapid diminution and loss.  The cumulative effect of the use of leverage in a market that moves adversely to the investments of the Funds or in the event portfolio investments experience credit quality deterioration could result in a substantial loss to the Funds, which could be substantially greater than if the Funds were not leveraged.  In addition, the maturity of a portfolio investment may be longer than the term of the loan used to finance such portfolio investment, which could require refinancing or disposing of such portfolio investment at unfavorable terms.  The use of leverage will also magnify investment, market and certain other risks.

In the event that the Funds' equity or debt instruments decline in value, the Funds could be subject to a "margin call" or "collateral call," under which the Funds must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Funds' assets, the Funds might not be able to liquidate assets quickly enough to pay off their borrowing. The Funds would also have to pay interest on any borrowings, which may reduce the returns of the Funds. This interest expense may be greater than the return on the underlying investment.  The Funds may be required to maintain minimum average balances in connection with their borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Funds' leveraging strategy may not be successful. Additionally, in order to comply with certain restrictions contained in the 1940 Act and applicable SEC staff guidance, the Funds (but not Portfolio Funds) generally intend to segregate liquid assets with a value equal (on a daily mark-to-market basis) to their obligations in connection with these types of leveraged transactions or otherwise cover such transactions. Segregation of assets or covering portfolio positions with offsetting portfolio securities are likely limit the Fund's ability to otherwise invest those assets or dispose of those securities, and could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate liquid assets in respect of or otherwise cover such portfolio positions.  Portfolio Funds are generally not registered under the 1940 Act and thus are not subject to the limitations on leverage applicable to 1940 Act-registered funds.  For additional information on the risks related to any leverage employed by the Funds or the Portfolio Funds, see "Borrowing by the Funds."

Investment Decisions.  The Funds intend to allocate a substantial portion of their capital to Managers and, in general and subject to the right of the Funds and the Advisors to reallocate such capital, neither the Funds nor the Advisors will have management discretion in respect of such capital for so long as it is allocated to such Managers.

Market Risk.  The Fund is exposed to market risk.  Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable.  From time to time, multiple markets could move together against the Funds' investments, which could result in significant losses.  Such movement would have a material adverse effect on the performance of the Funds and returns to Members. The Advisors have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.  Economic and market conditions of this nature could result in significant losses for the Funds, which would have a material adverse effect on the performance of the Funds and returns to Members.

Long/Short Equity and/or Fixed Income Strategies.  Long/short equity and/or fixed income strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If the Advisors' or a Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Funds or Portfolio Funds.  Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be related.  If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio.  Long/short strategies may increase the exposure of the Funds or Portfolio Funds to risks relating to Strategic Transactions, leverage, portfolio turnover, concentration of investment portfolio and short-selling.  These risks are further described in this section under their respective headings.

Convertible Arbitrage Strategies.  This strategy entails the risk that the Advisors or Managers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Funds' hedged position.  Recent market events caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities.

Merger or Event Driven Arbitrage Strategies.  The Funds may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or "special situations."  The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that the Advisors will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action.  There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received.  Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquiror or target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Funds may be required to sell their investment at a loss.  As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Funds may invest, there is potential risk of loss by the Funds of their entire investment in such companies.  In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges.  Accordingly, the Funds' ability to respond to market movements may be impaired and consequently the Funds may experience adverse price movements upon liquidation of their investments, which may in turn adversely affect the Funds.  Settlement of transactions may be subject to delay and administrative uncertainties.  An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Funds may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by the Advisors of such companies and may, at times, require active participation by the Funds (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies.  Such involvement may restrict the Funds' ability to trade in the securities of such companies.  It may also prevent the Funds from focusing on matters relating to other existing investments or potential future investments of the Funds.  In addition, as a result of their activities, the Funds may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager's request on the boards of directors of companies in which the Funds have an interest.  It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Funds, and thus may be obligated at times to act in a manner that is adverse to the Funds' interests.  The occurrence of any of the above events may have a material adverse effect on the performance of the Funds and consequently on the returns to Members.

Proactive Investing Risk.  In those cases where the Manager takes a more proactive role with respect to an investment in a company, there is a risk that the Manager's intended strategy for that company may not achieve or fully achieve the desired outcome, and the value of the investment in the company's securities may not be protected or enhanced as anticipated.  Moreover, there may be instances (such as when a representative of or a Manager serves on the board of directors of a company) when a Portfolio Fund will be restricted in transacting in or redeeming a particular investment as a result of, among other things, legal restrictions on transactions by company directors or affiliates.

Fixed Income Arbitrage Strategies.  Fixed income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments.  To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Volatility Arbitrage Strategies.  The success of volatility arbitrage strategies depends on the ability of the Advisors to accurately assess the relative value of a security in relation to its historical trading range.  However, even if the Advisors make an accurate assessment of a security's historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security.  The simultaneous failure of volatility arbitrage strategies among a number of securities or Portfolio Funds may result in significant losses to the Funds.

Statistical Arbitrage Strategies.  The success of statistical arbitrage is heavily dependent on the mathematical models used by the Advisors in seeking to exploit short-term and long-term relationships among stock prices and volatility.  Models that have been formulated on the basis of past market data may not be predictive of future price movements.  The Advisors may select models that are not well-suited to prevailing market conditions.  Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.  In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Private Equity Fund Strategies – General. Investment in private equity involves the same types of risks associated with an investment in any operating company.  However, securities issued by private partnerships may be more illiquid than securities issued by other Portfolio Funds generally, because the partnerships' underlying investments tend to be less liquid than other types of investments.  Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions.  The Funds may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may they withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner's sole discretion.  Attractive investment opportunities in private equity may occur only periodically, if at all.  Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments.  Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.  For additional information regarding the availability of financing, see "General Risks – Risks Related to Direct Investments in Securities – Recent Events."

The investments made by private equity Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity Portfolio Fund's portfolio, which are often privately placed and not registered under the Securities Act. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Manager's application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private equity Portfolio Fund currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.  Though the Advisors will conduct diligence on a private equity Portfolio Fund's valuation methods and procedures, as described below under "Calculation of Net Asset Value; Valuation", no assurance can be given that the good faith application of any such methods or procedures will result in a valuation that approximates what the private equity Portfolio Fund could obtain in a current sale of a company held in its portfolio.  Additionally, because of the buy-and-hold strategy typically employed by private equity Portfolio Funds described above under "Investment Strategies – Portfolio Fund Strategies – Private Equity Fund Strategies", the private equity Portfolio Fund's current valuation at any particular point in time of any particular company held in its portfolio is unlikely the be the value realized by the private equity Portfolio Fund upon its disposition of the portfolio company at some undetermined point in the future in an unknown market environment.  See " – Risks Related to Portfolio Funds – Portfolio Valuation", below.

Moreover, it is possible that one or more, or in some cases all, of a private equity Portfolio Fund's investments will not be realized (or "exited"), or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of the Funds' investment in the Portfolio Fund will be lost.  For example, private equity investments in small capitalization, distressed, start-up or privately held companies are subject to the multitude of risks described under " – Private Equity Investments and Private Company Risks", " – Risks Related to Direct Investments in Securities – Distressed Securities" and " – Risks Related to Direct Investments in Securities – Smaller Company Risk", among others, and such issuers' businesses could fail or such issuers could be placed into bankruptcy or be the subject of a work-out or unfavorable recapitalization, and the results of these events could lead to an unfavorable realization event for the private equity Portfolio Fund or to no realization event at all.

In addition, to the extent a private equity Portfolio Fund focuses on venture capital investments, the companies in which the private equity Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which a private equity Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

The Funds, in general, will not always contribute the full amount of the Funds' commitment to a private equity Portfolio Fund at the time of the Master Fund's admission to the private equity Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Funds to pursue their investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Funds and their investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund's investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the complete devaluation of the Master Fund, and in turn the Funds).

The Funds intend to segregate liquid assets with a value equal (on a daily mark-to-market basis) to their future capital funding commitments in respect of private equity Portfolio Funds. These capital commitments could, at times, be substantial and the Funds' segregation of assets in respect of these future commitments are likely to limit the Funds' ability to otherwise invest those assets or dispose of those securities, and could result in the Funds earning a lower return on their portfolio than they might otherwise earn if they did not have to segregate liquid assets to cover these future capital commitments.  In evaluating whether to invest in a private equity Portfolio Fund, the Advisors will consider the capital commitment terms of the private equity fund and the consequences for the Fund in terms of segregating liquid assets to cover that future commitment when determining whether such a private equity fund investment would be in the best interests of the Funds and their Members.

Additionally, in the event the Funds co-invest with a private equity fund in an underlying portfolio investment of that private equity fund, the Funds will be subject to all of the risks described above and below under " – Private Equity Investments and Private Company Risks" and " – Risks Related to Direct Investments in Securities – Smaller Company Risk", among others.  Though the Funds would expect that any such co-investments would be on substantially the same terms as those of the co-investing private equity fund, no assurance can be given in this regard and the Funds may in certain circumstances determine that a co-investment on different (and potentially riskier or less advantageous) terms than the co-investing private equity fund is an attractive investment opportunity and in the best interests of the Funds and their Members.

Other risks involved in investing in private equity Portfolio Funds include:

•
Buyout Funds.  Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged or may be in better financial condition.

•
Venture Funds.  Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

•
Special Situations.  This strategy may include the purchase of distressed opportunities in equity or debt, the issuance of mezzanine or other debt-related strategies, or other opportunities in the private equity realm that the Manager determines to meet the investment objectives of the Portfolio Fund. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

•
Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the Manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Funds are invested may result in (i) the Funds having distributed to them a portfolio of immature and illiquid securities, or (ii) the Funds' inability to invest all of their capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Funds.

Private Equity Fund Strategies – Secondary Investments.  Secondary investments in private equity Portfolio Funds involve special risks, including:

•
Competition for Secondary Market Investment Opportunities. Many institutional investors, including other fund of funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Funds may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund of funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal or Dutch auction) which can restrict the availability of such opportunity for the Funds. No assurance can be given that the Funds will be able to identify investment opportunities that satisfy the Funds' investment objective and desired diversification goals or, if the Funds are successful in identifying such investment opportunities, that the Funds will be permitted to invest, or invest in the amounts desired, in such opportunities.

•
Nature of Secondary Market Investments. The Funds may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Funds will not be acquiring such interests directly from the issuers, it is generally not expected that the Funds will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Funds. In addition, valuation of such private equity fund interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such Portfolio Funds may own securities. Moreover, the purchase price of interests in such Portfolio Funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Funds will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Funds will depend in large part on the acquisition price paid by the Funds for their secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

•
Pooled Secondary Market Investments. The Funds may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an "all or nothing" basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the Managers managing such Portfolio Funds may be more familiar to the Funds than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Funds to carve out from such purchases those investments which the Advisors consider (for commercial, tax legal or other reasons) less attractive.

•
Contingent Liabilities Associated With Secondary Market Investments. In the cases where the Funds acquire an interest in a private equity fund through a secondary transaction, the Funds may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Funds (as purchasers of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Funds may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Funds would prevail on such a claim.

Real Estate Strategies – General.  The Funds are exposed to real estate risk through their investments in real estate investment trusts ("REITs"), other real estate companies and Portfolio Funds investing in real estate. The residential housing sector in the United States has been under considerable pressure during the past four years with home prices nationwide down significantly on average.  Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities.  In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average.  Accordingly, the recent instability in the credit markets may adversely affect the price at which REITs, other real estate companies and real estate funds can sell real estate, or otherwise own, operate and manage real estate-related assets or investments, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs, other real estate companies and real estate funds or reduce the number of REITs, real estate companies and real estate funds brought to market during the investment period, thereby reducing the Funds' investment opportunities.  Properties in which REITs, other real estate companies and real estate funds invest, own, operate or manage may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Funds and reduce the value of the underlying properties.

REITs, other real estate companies and real estate funds are subject to risks associated with the ownership, operation and management of real estate and real estate-related assets, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, as described above and elsewhere in this Prospectus).  Some REITs, other real estate companies and real estate funds may invest in, or own operate or manage, a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT, other real estate company or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type.  These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  Borrowers could default on or sell investments that a REIT, other real estate company or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors.  In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions.  REITs require specialized management and pay management expenses.

Securities issued by private partnerships in real estate may be more illiquid than securities issued by REITs and other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments. These Managers often do not provide their investors with the right to redeem their investment in the Portfolio Fund, thus the investors only gain liquidity in their investment through the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Portfolio Fund.

Real Estate Strategies – REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code.  The Funds will indirectly bear their proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.  Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.  REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.  REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally.  Among other things, leverage will generally increase losses during periods of real estate market declines.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Private Equity Investments and Private Company Risks.  Private equity investments, which include private investments in public equity ("PIPE") and other private equity transactions and which are distinct from investments in private equity funds, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses.  Some portfolio companies in which a Portfolio Fund or the Funds may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions.  Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel.  The Funds can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed.

With respect to PIPE transactions, PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the Securities Act, the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Investing in privately held companies involves risk.  For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisors and the Managers may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Funds or Portfolio Funds invest.

Infrastructure Strategies.  Investment in infrastructure securities and funds exposes the Funds to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Natural Resources Strategies. The Funds may invest in Portfolio Funds making investments in natural resources, including those focused on the energy sector and timber, agricultural land, mining or other similar sectors.  In addition to general commodities risk, the Funds may also be subject to various risks associated with the investments in natural resources.  For example, the energy companies in which the Portfolio Funds may invest in may be substantially dependent on prevailing prices for oil and natural gas. Prices for oil and gas are subject to wide fluctuation in response to relatively minor changes in supply of and demand for oil and gas, market uncertainty and a variety of additional factors that are beyond the control of the companies in this industry. A substantial and prolonged decline in oil and gas prices could have a material adverse effect on the energy investments in which the Portfolio Funds will make.  Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader natural resources sector.  These energy companies are also subject to substantial operating risks, such as unusual or unexpected geologic formations, pressures, downhole fires, mechanical failures, blow-outs (such as the 2010 Deepwater Horizon blow-out and resulting oil spill in the Gulf of Mexico), cratering, explosions, pipe failure, uncontrollable flow of oil, gas or well fluids and pollution and other environmental risks. Moreover, the oil and gas industry is subject to extensive regulation under a wide range of U.S. federal and state statutes, rules, orders and regulations and such statutes, rules, orders and/or regulations may have a significant adverse impact on the financial condition of the portfolio investment, and ultimately on the Portfolio Fund and the Funds.

Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  Furthermore, accidents such as those involving a West Virginia coal mine and the 2010 Deepwater Horizon in the Gulf Coast, can give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies operating in the energy/natural resources sector, as well as heightened regulation and corresponding increases in costs related to such regulation.  Companies operating in this sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund (or Portfolio Funds) may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund (or Portfolio Funds) may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency ("EPA") has some legal authority to deal with climate change under the federal Clean Air Act, the EPA and the Department of

Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks.  These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the investment performance of the Fund.

For those Portfolio Funds that may invest in timber, agricultural land, mining or other similar sectors, other risks apply.  For example, the timber business is large and competitive. The timberland companies in which the Portfolio Funds may invest will compete with a number of large, well-financed regional and international forest products companies experienced in all aspects of forestry, as well as the manufacturing and marketing of wood products. In many instances, these competitors will have more experience in the geographic regions than the management teams of the timberland companies in which the Portfolio Funds have invested.  In addition, other risks associated with such investments include the cyclical nature of timberlands values, long-term source of supply contracts, environmental, endangered species and forestry regulations, losses of timber from fire and other causes not insured and governmental and environmental regulation.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on natural resources investments and may be implemented in unforeseen manners on an "emergency" basis in response to catastrophes or other events.  For example, the Obama Administration imposed a six-month moratorium on virtually all deepwater drilling activity in the Gulf of Mexico in response to the 2010 Deepwater Horizon blowout and resulting oil spill. Natural resources companies may be subject to further increased environmental regulations and liability for environmental contamination, which may be enacted in response to the 2010 Deepwater Horizon oil spill.

Commodities Risk. The Funds may seek to invest in Portfolio Funds that engage in commodity futures trading. The commodity markets can be highly volatile, and it is impossible to predict with certainty their future directions or trends. In addition, the commodities markets may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.  Should certain events or conditions cause commodities, or certain kinds of commodities, to fall out of favor, it is possible that forced selling, investor flight and general fear in the market could result in periods of pronounced illiquidity and severely depressed prices which could cause a Portfolio Fund, and therefore the Funds, to realize substantial losses.  In addition, a Portfolio Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, a Portfolio Fund (and therefore the Funds) may be more susceptible to risks associated with those sectors. The prices of certain commodities in these sectors have experienced recent significant price increases, in some cases approaching or exceeding historic highs. Price reductions or corrections in these markets could negatively impact the investment performance of a Portfolio Fund, and therefore the Funds.  See "General Risks – Risks Related to Strategic Transactions" for additional information.

Opportunistic Strategies.  The Funds may at times invest a portion of their assets opportunistically, taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets.  In addition, certain Portfolio Funds may also pursue opportunistic strategies.  The primary risk in this strategy is the Advisors or Managers ability to identify and capitalize on market events and trends.  If the Advisors or Manager incorrectly identify market events or trends, it may result in significant losses to the Funds.

Dynamic Real Return Strategies.  This strategy invests in liquid, inflation sensitive assets, including through the use of derivative instruments.  In addition to derivatives risk, this strategy is also subject to, among other risks, inflation/deflation risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds' portfolio.  This strategy may also involve risks associated with fixed income securities, commodities and other risks that are described elsewhere in this Prospectus.

Diversified Alternative Exposure. This strategy will be subject to, among other risks, risks associated with derivatives, commodities, futures contracts, forward contracts, relative value strategies and other risks that are described elsewhere in this Prospectus.  In addition, this strategy may employ financial models, some of which are formulated on the basis of past market data, to select investments and there is no guarantee that these models will be able to accurately predict future price movements.

Relative Value Trading Strategies. The Advisors utilize, among others, relative value trading strategies which are composed of positions in contracts relating to two or more assets the prices of which are expected to either converge or diverge and, in theory, mitigate the absolute price risk associated with taking an outright, unhedged position in respect of a single asset, and may be based upon historical price relationships and intended to neutralize the adverse (and positive) price effects of macro-economic events and trends. However, relative value strategies are subject to certain risks. The success of the Advisors' trading activities depends, among other things, on the Advisors' ability to identify unjustified or temporary discrepancies between the fundamental value and the market price of an asset or between the market prices of two or more assets whose prices are expected to move in relation to each other and to exploit those discrepancies to derive a profit to the extent that the Advisors are able to anticipate in which direction the relative values or prices will move to eliminate the identified discrepancy. For example, a relative value strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to a failure of the component contract prices to converge or diverge as anticipated. This may occur with respect to prices relating to all or only certain contract maturities.

Identification and exploitation of the investment opportunities that may be pursued by the Advisors involve a high degree of uncertainty.  If what the Advisors perceive as an unjustified or temporary price or value discrepancy posing an investment opportunity is nothing more than a price differential due to reasons not likely to disappear within the time horizon of an investment made by the Funds, if the Advisors fail to anticipate the direction in which the relative prices or values will move to eliminate a discrepancy, or if the Advisors have incorrectly evaluated the extent of the expected spread relationships, so that, for example, the value of the Funds' long positions appreciates at a slower rate than the value of the Funds' short positions in related assets, then the expected returns for the Fund will not materialize, and the Funds may sustain a loss that will adversely affect the price of the Units.

The discrepancies that the Advisors seek to identify and turn into profit opportunities for the Fund may arise due to a variety of circumstances. Some may be due to uneven flows of information to the relevant markets, with the market for one asset reflecting the impact of specified items of information before or after the same information has an impact on the market for a related asset. Others may be the result of regulatory or legal restrictions applicable to one type of asset, but not to a functionally equivalent asset (which occurs, for example, when regulated financial institutions are prohibited from investing in a particular type of asset, but are free to take, via derivative arrangements, positions that leave them exposed to the performance of the same asset). A reduction in the volatility and market inefficiencies that create the opportunities in which the Advisors may seek to invest, as well as other market factors, will reduce the scope for the Advisors' investments and may  limit the Funds' opportunities for profit and adversely affect the price of the Units.

Control Positions.  Portfolio Funds may take control positions in a portfolio company. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Portfolio Funds, the investing Portfolio Funds likely would suffer losses on their investments.

General Derivatives Risk.  Certain of the strategies that the Advisors may utilize involve the use of derivatives.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Funds may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Funds' use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment in Portfolio Funds or directly in securities and other more traditional investments.  Whether the Funds' use of derivatives is successful will depend on, among other things, the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Funds' ability to successfully use derivative instruments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Funds to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Funds under certain circumstances.

The Funds may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Advisors not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund's interest rate risk. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value and are highly susceptible to liquidity and credit risk.  A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Funds or a Portfolio Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Funds would pay to the counterparty the periodic stream of payments. If no default occurs, the Funds would receive no benefit from the contract. As the seller in a credit default swap, the Funds would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of a credit event with respect to the issuer of the referenced debt obligation.  Accordingly, if a Fund sells a credit default swap, it intends at all times to segregate liquid securities or cash in an amount at least equal to the notional amount of the swap (i.e., the cost of payment to the buyer if a credit event occurs).  Credit default swaps can be used as a substitute for purchasing or selling a fixed income security and sometimes is preferable to actually purchasing the security. A purchaser of a credit default swap is also subject to counterparty risk, as described above. The Funds will monitor any such swaps or derivatives with a view towards ensuring that the Funds remain in compliance with all applicable regulatory requirements.  For additional information on derivatives and their risks, please see "General Risks – Risks Related to Strategic Transactions."  To the extent Portfolio Funds make use of derivative instruments, they (and indirectly the Funds) would generally be subject to the same risks described above.

Risks Related to Direct Investments in Securities

This section discusses risks relating to the types of direct investments that are expected to be made by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will make an investment that is not described below, and any such investment will be subject to its own particular risks.  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds, and risks related to the activities of the Managers and Portfolio Funds should generally be interpreted to include the activities of the Advisors and the Funds.

Short-Selling.  The Funds may engage in short-selling.  Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Funds to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Funds in connection with a short-sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ''short squeeze'' can occur, and the Funds may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC's temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Funds and/or a Portfolio Fund (especially if a Portfolio Fund utilizes short selling as a significant portion of its investment strategy) may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Funds to execute their investment strategies generally. Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility.  The SEC recently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security's closing price as of the end of the prior day.

Common Stock.  The Funds will have exposure to common stocks.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure.  Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Fixed Income Securities.  The Funds may invest in fixed income securities.  Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.  Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds and securities related to municipal bonds; mortgage backed securities ("MBS") and asset backed securities ("ABS").  These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations.  Fixed income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).  In addition, MBS and ABS may also be subject to call risk and extension risk.  For example, homeowners have the option to prepay their mortgages.  Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk).  In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase.  Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.  In either case, a change in the prepayment rate can result in losses to investors.  The same would be true of asset-backed securities, such as securities backed by car loans.

Low Credit Quality Securities.  The Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns.  As a result, the Funds may lose all or substantially all of their investment in any particular instance, which would have an adverse effect on Members.  In addition, there is no minimum credit standard which is a prerequisite to the Funds' acquisition of any security, and the debt securities in which the Funds are permitted to invest may be less than investment grade and may be considered to be "junk bonds."  Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  They may also be considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions.  Adverse publicity and negative investor perception about these lower-rated securities, whether or not based on an analysis of the fundamentals with respect to the relevant issuers, may contribute to a decrease in the value and liquidity of such securities.  In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities.  The market for non-investment grade securities may be smaller and less active than that for higher-rated securities, which may adversely affect the prices at which these securities can be sold.  In addition, the Funds may invest in debt securities which may be unrated by a recognized credit rating agency which are subject to greater risk of loss of principal and interest than higher-rated debt securities.

Securities in which the Funds may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by all or substantially all of the issuer's assets.  Moreover, the Funds may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness.  The Funds may therefore be subject to credit, liquidity and interest rate risks.  In addition, evaluating credit risk for debt securities involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult.  Also, the market for credit spreads is often inefficient and illiquid, making it difficult to hedge such risk or to calculate accurately discounting spreads for valuing financial instruments.

Distressed Securities.  The Funds may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings.  Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  The Funds may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  Such investments also face the risk of the effects of applicable federal and state bankruptcy laws.  In any reorganization or liquidation proceeding relating to a portfolio company, the Funds may lose their entire investment or may be required to accept cash or securities with a value less than its original investment.  The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  Such securities are also more likely to be subject to trading restrictions or suspensions.  It is anticipated that some of the portfolio securities held by the Funds may not be widely traded, and that the Funds' position in such securities may be substantial in relation to the market for those securities.  The Advisors' judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Foreign Sovereign Debt Risk. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks.  Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.  Investment in sovereign debt involves special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Funds may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party.  In addition, political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds' investments.  Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries.  These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the U.S. and global economy and securities markets and it is impossible to predict the effects of these or similar events in the future on the U.S. and global economy and securities markets or on the Funds' or Portfolio Funds' portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Funds' or Portfolio Funds' portfolios.  Moreover, as the European debt crisis has progressed the possibility of one or more eurozone countries exiting the European monetary union, or even the collapse of the Euro as a common currency, has arisen.  The effects of the collapse of the Euro, or of the exit of one or more countries from the European monetary union, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Funds' or Portfolio Funds' portfolios.

Mezzanine Investments Risk.  The Funds may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Bank Loans and Loan Participations.  A Portfolio Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to a Portfolio Fund and a reduction in the value of the investments experiencing non-payment.  The liquidation of collateral securing a loan may not satisfy a borrower's obligation in the event of non-payment, and such collateral may not be readily liquidated.  To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a borrower's bankruptcy.  Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans.  Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.  To the extent that a Portfolio Fund holds an investment in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities

Interest Rate Risk.  The value of certain debt securities in the Funds' portfolio could be affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Interest rate risk is the risk that debt obligations and other instruments in the Funds' portfolio will decline in value because of increases in market interest rates.  Recent adverse conditions in the credit markets may cause interest rates to rise.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  Fluctuations in the value of the Funds' securities will not affect interest income on existing securities, but will be reflected in the Funds' net asset value.  The Funds may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Funds' exposure to interest rate risk, although there is no assurance that they will do so or that such strategies will be successful.

Insolvency Considerations with Respect to Issuers of Indebtedness.  Various laws enacted for the protection of creditors may apply to indebtedness in which the Funds invest.  The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law.  Insolvency considerations may differ with respect to other issuers.  If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary.  Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured.  There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which the Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence.  In addition, in the event of the insolvency of an issuer of indebtedness in which the Funds invest, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency.  In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Fund to which such payments were made.

The Funds do not anticipate that they will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination.  There can be no assurance, however, as to whether any lending institution or other party from which the Funds or Portfolio Funds may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Funds or Portfolio Funds to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Funds or a Portfolio Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.  These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Illiquid Investments and Market Characteristics.  Investments held by the Funds may be or become illiquid which may affect the ability of the Funds to exit such investments and the returns made by the Funds.  Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities.  Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange.  It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for the Funds to liquidate positions and thereby might expose the Funds to losses.

The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Funds may not be able to sell them when they desire to do so or to realize what they perceive to be their fair value in the event of a sale.  Because of valuation uncertainty, the fair values of such illiquid investments reflected in the net asset values of the Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Funds when such investments are realized.  If the realization occurs at a price that is significantly lower than the net asset values attributable to such investment, the Funds will suffer a loss.  Moreover, securities in which the Funds may invest include those that are not listed on a stock exchange or traded in an over-the-counter market.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  The size of the Funds' position may magnify the effect of a decrease in market liquidity for such instruments.  Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Funds enter into repurchase/reverse repurchase agreements or derivative transactions to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Funds' portfolio.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Funds may encounter substantial delays in attempting to sell non-publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds.  In some cases, the Funds may be contractually prohibited from disposing of investments for a specified period of time.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.  Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

Lending Portfolio Securities.  The Funds may lend their portfolio securities to brokers, dealers and financial institutions.  In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities.  The Funds would be entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities.  Lending portfolio securities would result in income to the Funds, however, the Funds may experience a loss in the event the borrower breaches its agreement, the return of the securities loaned is delayed or the default or insolvency of the borrower.  See "Securities Lending", above.

Material, Non-Public Information.  From time to time, the Advisors may come into possession of confidential or material, non-public information that would limit the ability of the Funds to acquire or dispose of investments held by the Funds.  The Funds' investment flexibility may be constrained as a consequence of the inability of the Advisors to use such information for investment purposes.  Moreover, the Advisors may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisors would otherwise take such an action.

Interest Rate Fluctuations.  The prices of several securities which may be held by the Funds tend to be sensitive to interest rate fluctuations and unexpected fluctuations in interest rates could cause the corresponding prices of the long and short portions of a position to move in directions which were not initially anticipated.  Interest rates are highly sensitive to factors beyond the Advisors' control, including, among others, governmental monetary and tax polices and domestic and international economic and political conditions.  In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may be expected to affect adversely the Funds' liquidity and operating results.  In addition, interest rate increases generally will increase the interest carrying costs to the Funds of borrowed securities and leveraged investments or the cost of leverage for the Funds.  Furthermore, to the extent that interest rate assumptions underlie the hedging of a particular position, fluctuations in interest rates could invalidate those underlying assumptions and expose the Funds to losses.

Portfolio Turnover.  The Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations.  The Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates, and the turnover rate within the Funds is expected to be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Funds.

Non-U.S. Investments.  The Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries.  These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Funds' investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.  There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S.  With respect to certain countries, there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Funds' investments in those countries.  Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.  The Funds' investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Portfolio Fund's returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Funds may have limited recourse to compel payment in the event of a default.  A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject.  Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Foreign Currency Risk.  Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Funds and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Funds' net asset values could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  The Advisors may, but are not required to, elect for the Funds to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Emerging Markets.  The Funds may invest in securities and currencies traded in various markets throughout the world, including emerging, frontier or developing markets, some of which are highly controlled by governmental authorities.  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Investments but to a heightened degree.  "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Particularly in developing countries, laws governing transactions in securities, commodities, derivatives and securities indices and other contractual relationships are new and largely untested.  Investments in emerging markets may, among other things, carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property, inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.  Hence, it may be difficult to obtain and enforce a judgment in certain emerging countries.  There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Funds and their operations.  In addition, certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.  There is also the possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of investments in those countries.  In addition, regulatory controls and corporate governance of companies in emerging  markets confer little protection on minority shareholders.  Anti-fraud and anti-insider trading legislation is often rudimentary.  The concept of fiduciary duty to shareholders by officers and directors is also limited when compared to such concepts in developed markets.  In certain instances management may take significant actions without the consent of shareholders and anti-dilution protection also may be limited.  The typically small or relatively small size of markets for securities of issuers located in emerging market countries and the possibility of a low or non-existent volume of trading in those securities may also result in a lack of liquidity and increased price volatility of those securities, which may reduce the return on such investments.

Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, terrorist attacks in the United States and around the world and instability and uncertainty resulting from the recent earthquake and resulting tsunami in Japan may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

The Funds may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Funds will be investing, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.  The Funds may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested.

Growth Stock Risk.  The Funds may invest in "growth" stocks.  Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market.  In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk.  The Funds may invest in "value" stocks.  The Advisors may be wrong in their assessment of a company's value and the stocks the Funds own may not reach what the Advisors believe are their full values.  A particular risk of the Funds' value strategies is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.  Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production.  The market may not favor value-oriented stocks and may not favor equities at all.  During those periods, the Funds' relative performance may suffer.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•
Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Funds own a preferred security that is deferring its distributions, the Funds may be required to report income for tax purposes although they have not yet received such income.

•
Subordination: Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

•
Limited Voting Rights: Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•
Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Funds.

•
New Types of Securities: From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Funds reserve the right to invest in these securities if the Advisors believe that doing so would be consistent with the Funds' investment objective and policies.  Since the market for these instruments would be new, the Funds may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk.  The Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by the Funds is called for redemption, the Funds will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Funds' ability to achieve their investment objective. The Funds could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Purchasing Initial Public Offerings.  The Funds and Portfolio Funds may invest in securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Funds.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Funds or a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Highly Volatile Markets.  The prices of  the Funds' investments, and therefore the net asset values of the Funds, can be highly volatile.  Price movements of forward contracts, futures contracts and other derivative contracts in which the Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Recent Events.  Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financing or refinancing.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Funds and Portfolio Funds do not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Funds and Portfolio Funds do invest, including securities owned by the Funds.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by the Funds or Portfolio Funds and/or result in sudden and significant valuation increases or declines in its portfolio.  These events also may make it more difficult for the Funds to accurately value their securities or to sell their securities on a timely basis.  A significant decline in the value of the Funds' portfolio would likely result in a significant decline in the value of your investment in a Fund.

These developments could adversely affect the ability of the Funds or a Portfolio Fund to borrow for investment purposes, if they chose to do so, and increase the cost of such borrowings, which would reduce returns to Members.  These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Funds or a Portfolio Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Funds or a Portfolio Fund and adversely affect the net asset value per Unit.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Funds' portfolio.

The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve its investment objective.

Neither the Advisors nor the Managers know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds' portfolio.  The Advisors intend to monitor developments and seek to manage the Funds' portfolio in a manner consistent with achieving the Funds' investment objective, but there can be no assurance that it will be successful in doing so and the Advisors and the Managers may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

Counterparty Arrangements. In selecting counterparties to transactions in which the Funds will engage, including but not limited to, currency hedging transactions and borrowings under lines of credit it may have in place, the Advisors have the authority to and will consider a variety of factors in addition to the price associated with such transactions.  Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility.  If the Advisors determine that the counterparty's transaction costs are reasonable overall, the Funds may incur higher transaction costs than they would have paid had another counterparty been used.  The Advisors will periodically re-evaluate their assessment of the selected counterparty.  Subject to any applicable regulatory frameworks and the terms of the Funds' governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Funds or the Advisors, and thus such transactions may be subject to a number of potential conflicts of interest.

Counterparty Risk.  To the extent that the Funds engage in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities they must rely on the creditworthiness of their counterparties under such transactions.  In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions including swap contracts.  In the event of the insolvency of a counterparty, the Funds may not be able to recover their assets, in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements.  Similarly, the Funds will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which they deal. The Advisors will seek to minimize the Funds' exposure to counterparty risk by entering into such transactions with counterparties the Advisors believe to be creditworthy at the time they enter into the transaction.  Certain Strategic Transactions may require the Funds to provide collateral to secure their performance obligations under a contract.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Funds, that the market value of the securities sold by the Funds may decline below the price of the securities at which the Funds are obligated to repurchase them and that the securities may not be returned to the Funds.  There is no assurance that reverse repurchase agreements can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Dollar Roll Transactions Risk.  Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Funds sell securities becomes insolvent, the Funds' right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Advisors' ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.  See also "General Risks – Risks Related to the Investment Strategy – Leverage Risk."

Risks of Investing in Other Investment Companies.  Subject to the restrictions of the 1940 Act, the Fund may invest in other investments companies, including exchange-traded funds.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Master Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Units would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than those employed by the Advisors.

Issuer Risk. In certain instances, the value of the Funds' investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations.  Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risks Related to Portfolio Funds

In addition to the risks identified above under "Risks Related to Direct Investments in Securities" the Portfolio Funds are subject to the additional risks disclosed in this section.

Limits on Investing in Portfolio Funds.  There is a risk that the Funds may be precluded from investing in certain Portfolio Funds due to regulatory implications under the 1940 Act or may be limited in the amount they can invest in voting securities of Portfolio Funds.  For example, the Funds are required to disclose the names and current fair market value of its investments in Portfolio Funds on a quarterly basis, and a Portfolio Fund may object to public disclosure concerning the Funds' investments and the valuations of such investments.  Similarly, because of the Advisors' actual and potential fiduciary duties to its current and future clients, the Advisors may limit the Funds' ability to access or invest in certain Portfolio Funds.  For example, the Advisors may believe that the Funds'

disclosure obligations under the 1940 Act may adversely affect the ability of such other clients to access, or invest in, a Portfolio Fund.  Furthermore, an investment by the Funds could cause the Funds and other funds managed by BlackRock to become affiliated persons of a Portfolio Fund under the 1940 Act and prevent them from engaging in certain transactions.  The Funds may invest in a non-voting class of a Portfolio Fund's interests or forego certain voting rights with respect to the Portfolio Funds in an effort to avoid "affiliated person" status under the 1940 Act.  The Advisors may also refrain from including a Portfolio Fund in the Funds' portfolio, or may withdraw an existing investment in a Portfolio Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Funds or the Advisors' other clients if such an investment was made.  In addition, the Funds' ability to invest may be affected by considerations under other laws, rules or regulations, such as the Bank Holding Company Act and Employee Retirement Income Security Act. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Funds to invest in different Portfolio Funds, or in the same or similar Portfolio Funds but on different and potentially less advantageous terms, than other clients of the Advisors, and may also cause the Funds to exclude certain Portfolio Funds as investment options.  This approach may be detrimental to the investment performance of the Funds compared with what the performance would have been if the Funds did not follow such an approach.

The Funds also will be limited in their exposure to certain hedge funds because the Funds will generally limit investments in hedge funds to those that the Advisors believe: (i) have well established managers that are recognized leaders within their investment disciplines; (ii) have strong team structures (rather than reliance on one or a few individual investment managers, which increases key person risk due to reliance on one or a few persons assigned to key investment or other organizational responsibilities); and (iii) are managed by investment teams that  have developed sound  practices throughout their organization with respect to investments, risk management and operations.  This approach may mean the Funds do not invest in less established hedge funds that may in some cases perform better than more established hedge funds.  This approach may be detrimental to the investment performance of the Funds compared with what the performance would have been if the Funds did not follow such an approach.  In addition, with respect to the Funds' investment in any private equity funds, the Funds may earmark, or set aside on their books and records, various assets in order to meet any capital calls from private equity funds.  As a result, the Funds may be limited in the amount that they can invest in private equity funds based upon whether they have sufficient assets to earmark based on expected capital calls.  See " – Risks Related to the Investment Strategy - Private Equity Fund Strategies."

Non-Voting Securities. Policy In Respect of Hedge Funds.  It is the Funds' policy to purchase or otherwise acquire non-voting securities in Portfolio Funds that are hedge funds where the Funds believe it is necessary or advisable to do so in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions.  The Funds do not intend to own 5% or more of the voting securities of any Portfolio Fund that is a hedge fund.

In implementing the foregoing policy, the Advisor will generally invest on behalf of the Funds and other clients of the Advisors or their affiliates ("Other Accounts") in the voting securities of a hedge fund until the aggregate holdings of the Funds and the Other Accounts in a hedge fund reach a pre-determined threshold below 5% of the hedge fund's outstanding voting securities (within the meaning of the 1940 Act).  Upon reaching this pre-determined threshold, the Advisor will consider whether to seek to convert the holdings of the Funds and all Other Accounts from voting securities to non-voting securities or to limit future purchases by the Funds and Other Accounts to non-voting securities, though the Advisor may also determine to invest on behalf of the Fund and Other Accounts in non-voting securities prior to reaching this pre-determined threshold or in the first instance.  The Advisor will allocate the purchase or other acquisition of voting and non-voting securities in a manner that is fair and equitable to all clients.

The Funds believe that this approach will allow the Funds to manage their investment program in accordance with the Funds' investment objectives, policies and restrictions without limitation due to potential affiliated person status resulting from the holding of voting securities of hedge funds.

The Boards of Directors of the Funds have authorized the Advisor to implement the procedures set forth above.  The Advisor will report periodically to the Boards on the implementation of these procedures and on any proposed changes thereto.  In implementing these procedures, the Advisor will seek to obtain non-voting securities in a Portfolio Fund that is a hedge fund, but in the event the Advisor is unable to acquire non-voting securities in a hedge fund, the Advisor will consider whether to waive certain voting rights in respect of that hedge fund on behalf of the Funds and the Other Accounts.  Any waiver may be undertaken as an irrevocable contractual agreement to automatically waive or limit the Funds' and the Other Accounts' ability to vote with regard to the election or removal of hedge fund directors, or rights deemed to be the equivalent thereof under applicable SEC staff interpretations of the term "voting security."

General Risks.  To the extent the Funds hold non-voting securities the Funds will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including potentially matters adverse to the Funds' interests. The absence of voting rights potentially could have an adverse impact on the Funds, though Portfolio Funds, as a general matter, rarely put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally not important to the Funds' primary purpose of investing in the Portfolio Fund, which is to gain exposure to the returns offered by that particular Portfolio Fund's investment program. Additionally, given the Funds' investment limitations set forth under "Investment Strategies", it is unlikely that the Funds would own enough of a Portfolio Fund's voting securities to influence voting decisions with respect to that Portfolio Fund.

Although the Funds may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Funds to limit their position in any one Portfolio Fund in accordance with applicable regulatory requirements, as may be determined by the Funds in consultation with their counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Funds could nevertheless be deemed in some circumstances to be affiliated persons of a Portfolio Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions.  In addition, the Funds' percentage interest in a Portfolio Fund may be affected by contributions and withdrawals of third parties to or from the Portfolio Fund.

The Funds may also determine not to invest in a Portfolio Fund, limit its investments or redeem all or any part of its investment in a Portfolio Fund.  See "– Limits on Investing in Portfolio Funds" above.

No Prior Operating History.  Certain Portfolio Funds may have no prior or limited operating history upon which the Advisors can evaluate their potential performance.  The past investment performance of funds managed by Managers with which the Funds invest or expect to invest may not be construed as an indication of the future results of an investment in the Funds.

Registration under the 1940 Act and Advisers Act.  Portfolio Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Funds as investors in Portfolio Funds, do not have the benefit of the protections afforded by the 1940 Act.  Managers may not be registered as investment advisers under the Advisers Act, in which case the Funds as investors in Portfolio Funds managed by such Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.  However, the regulatory landscape for private Portfolio Funds and their Managers is continuing to evolve and many, though not all, U.S.-based Managers and Managers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Portfolio Funds they manage are expected to become subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Act.  These new regulatory and reporting requirements may affect the operations and strategies of Managers and their Portfolio Funds in ways that are unexpected or not currently anticipated, may increase the costs of investing in Portfolio Funds and may come to have an adverse effect on the Funds and their investment program. Additionally, these new regulatory and reporting requirements may subject Managers and their Portfolio Funds to greater regulatory scrutiny and greater risk of liability arising out of violation of these new regulatory and reporting requirements.  See "General Risks – Risks Related to the Fund – The Dodd-Frank Act."

Risks of Mis-Categorizing Portfolio Funds within Strategies.  While the Advisors will generally attempt to categorize Portfolio Funds consistent with the investment strategies described herein, certain Portfolio Funds may fit into more than one category or may not closely resemble any of the categories. Accordingly, the Advisors have a wide degree of discretion in categorizing Portfolio Funds within strategies or allocating capital among strategies in its reports. If the Advisors make the wrong decision, certain strategies may be under- or over-weighted relative to what may have been intended or reported.  Accordingly, the Fund's investment portfolio may be over-allocated or under-allocated to certain strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

Limited Liquidity. The Portfolio Funds may invest their assets in restricted securities and other illiquid investments. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and considerable time may pass before the Portfolio Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, an Portfolio Fund might obtain a less favorable price than the price that prevailed when the Portfolio Fund decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Further, Portfolio Funds may be or may become illiquid, their marketability may be restricted and the realization of investments from them may take a considerable time and/or be costly, in particular because Portfolio Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups, gates and/or redemption fees.  The Funds' ability to withdraw monies from or invest monies in Portfolio Funds with such restrictions will be limited, especially in the case of Portfolio Funds that are private equity funds, and such restrictions will limit the Funds' flexibility to reallocate such assets among investment teams and Portfolio Funds.  The special illiquidity risks of investments in Portfolio Funds that are private equity funds is described above under " – Risks Related to the Investment Strategy – Private Equity Fund Strategies – General."  In addition, Portfolio Funds may have the ability to indefinitely suspend the right of their investors to redeem their investment during periods of exceptional market conditions, such as those experienced during the 2007-2009 financial crisis, and such suspension may occur for an extended period of time or as a prelude to liquidation of the Portfolio Fund. Consequently, the Funds' investments in a Portfolio Fund could depreciate in value during the time a redemption is delayed, and the Funds would be precluded from redeploying their capital to more advantageous investment opportunities.  The risk of illiquidity in a Portfolio Fund is exemplified by the turmoil in the markets during 2007-2009 in which a number of Portfolio Funds suspended redemptions, resulting in the inability of investors to obtain liquidity in their holdings in such Portfolio Funds.  Portfolio Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Funds, and the Advisors may not have experience managing such assets.  Portfolio Funds may also impose "gates," which are limitations of the amount of a Portfolio Fund's net assets that may be redeemed in any one redemption cycle.  It may therefore be difficult for the Funds to sell or realize their investments in the Portfolio Funds in whole or in part.  In addition, liquidity may be subject to commitments made by the Advisors or the Managers as to the frequency of redemptions and/or length of lock-up periods to secure capacity with such Portfolio Funds.

Some of the Portfolio Funds may hold a portion of their assets in "side pockets," which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Portfolio Fund's other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment in such Portfolio Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund Manager. In addition, if a Portfolio Fund establishes a side pocket prior to the Fund's investing in the Portfolio Fund, the Fund may not be exposed to the performance of the Portfolio Fund's assets held in the side pocket.  See "Calculation of Net Asset Value; Valuation."

Some Managers may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, Portfolio Funds may invest in private equity or venture capital funds, direct private equity investments and other investments that such Managers determine to have limited liquidity (each, a "special investment opportunity"). There may be no trading market for special investment opportunity securities, and the sale or transfer of such securities may be limited or prohibited. Positions in special investment opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, Portfolio Funds that hold such positions may be required to do so for many years, and despite adverse price movements. As a result, the Fund might not be able to withdraw the portion of its investment in a Portfolio Fund that is attributable to such special investment opportunities. As a result, a portfolio may be less liquid.

A Portfolio Fund may invest in privately placed securities, the resale of which is restricted or for which no liquid market exists. To the extent that a Portfolio Fund invests in such illiquid securities, it may be unable to dispose of these securities at the prices and times desired.

In addition, although the Funds do not currently anticipate the use of leverage, any use of leverage by the Funds may compound the risks associated with liquidity of Portfolio Fund investments because the Funds must maintain a certain degree of liquidity, based on their leveraged position, in order to service such debt.  Failure to maintain such necessary liquidity may materially adversely affect the Funds.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses.  Strategy specific losses may result from excessive concentration by multiple Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships).  The strategies employed by Managers may be speculative and involve substantial risk of loss in the event of such failure or deterioration.

Use of Multiple Managers.  No assurance can be given that the collective performance of the Managers will result in profitable returns or avoid losses for the Funds.  Positive performance achieved by one or more Managers may be neutralized by negative performance experienced by other Managers.

Convergence Risk.  The Funds may invest in Portfolio Funds whose Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued.  In the event that the perceived mispricings underlying one or more Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Managers, the Funds may incur significant losses.

Managers' Trading Strategies.  There can be no assurance that the trading strategies employed by a Manager will be successful.  For example, the proprietary models used by a Manager may not function as anticipated during unusual market conditions.  Furthermore, while each Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Access to Information from Managers.  The Advisors will request information from Managers regarding their historical performance and investment strategy.  The Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to the Advisors by the Managers.  However, the Advisors may not always be provided with such information because certain of this information may be considered proprietary information by the particular Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, the net asset values received by, or on behalf of, the Funds from each Manager will typically be estimates only, subject to revision through the end of each Portfolio Funds' annual audit, which may occur on a date other than March 31st.  Revisions to the Funds' gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Funds' annual audit is completed.

Emerging Managers.  The Funds may invest in Portfolio Funds that are managed by Managers that have managed funds for a relatively short period of time ("Emerging Managers").  The previous experience of Emerging Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms.  Because Emerging Managers may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to alternative fund management, and because there is generally less information available on which to base an opinion of such Emerging Managers' investment and management expertise, investments with Emerging Managers may be subject to greater risk and uncertainty than investments with more experienced alternative fund managers.  In addition, in their early stages, Emerging Managers may lack adequate business acumen to operate their business or have little capital available to cover expenses and may have difficulty attracting qualified personnel.  Emerging Managers may face competition from other more established investment funds that have a larger number of qualified management and technical personnel and benefit from a larger capital base.

Reliance on Key Individuals.  The success of the investment policy of the Funds will be significantly dependent upon the Managers and their expertise and ability to attract and retain suitable staff.  The success of a particular Portfolio Fund will be dependent on the expertise of the Manager for that Portfolio Fund.  Incapacitation or loss of key people within Portfolio Funds may adversely affect such Portfolio Funds and thereby the Funds.  Many Managers may have only one or a limited number of key individuals.  The loss of one or more individuals from a Manager could have a material adverse effect on the performance of such Portfolio Fund which, in turn, could adversely affect the performance of the Funds.

Manager Risk.  Manager risk is the risk of loss due to fraud on the part of a Manager, intentional or inadvertent deviations from their communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment.  Although the Advisors will seek to allocate the Funds' assets to Managers whom they believe will operate with integrity and sound operational and organizational standards, the Advisors may have no, or only limited, access to information regarding the activities of the Managers, and the Advisors cannot guarantee the accuracy or completeness of such information.  As a consequence, although the Advisors will monitor the activities of the Managers, it may be difficult, if not impossible, for the Advisors to protect the Funds from the risk of Manager fraud, misrepresentation or material strategy alteration.  The Advisors will have no control over the day-to-day operations of any of the Portfolio Funds managed by the Managers.  As a result, there can be no assurance that every such Portfolio Fund will conform its conduct to these standards.  The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Portfolio Funds.  Members themselves will have no direct dealings or contractual relationships with the Managers.

Monitoring of Portfolio Funds.  Although the Advisors attempt to monitor the performance of all of the Portfolio Funds, the Advisors must ultimately rely on (i) the Manager to operate in accordance with the investment guidelines governing the Portfolio Fund, and (ii) the accuracy of the information provided to the Advisors by the Manager of the Portfolio Fund.  Any failure of the Manager to operate within such guidelines or to provide accurate information with respect to such Portfolio Fund could subject the Funds to losses.  Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest.  The Advisors have no ability to independently verify the financial information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Managers.  Certain of the Managers may engage in other forms of related and unrelated activities in addition to advising Portfolio Funds.  They may also make investments in securities for their own account.  Activities such as these could detract from the time a Manager devotes to the affairs of Portfolio Funds.  In addition, certain of the Managers may engage affiliated entities to furnish brokerage services to Portfolio Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions.  As a result, in such instances the choice of broker, market maker or counterparty made by a Portfolio Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm's length.

Proprietary Investment Strategies.  The Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Advisors or the Funds.  The Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds.  These strategies may involve risks that are not anticipated by the Managers, the Advisors or the Funds.

Prime Brokers and Custodians.  Under the arrangements between the Portfolio Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Portfolio Funds from time to time.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Portfolio Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of the SEC or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of the Portfolio Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, Portfolio Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of Portfolio Funds to recover such cash could have a material adverse effect on the Funds' performance and returns to Members.  For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.  Managers and Portfolio Funds may enter into separate agreements with certain of their investors, such as those affiliated with Managers or Portfolio Funds or those deemed to involve a significant or strategic relationship.  Such agreements may provide more beneficial terms to investors other than the Funds by waiving certain terms or allowing such investors to invest on different terms than those on which the Funds have invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), "most favored nation" clauses and disclosure of certain information.  Under certain circumstances, these agreements could create preferences or priorities for such investors.  For example, Portfolio Funds may offer certain of its investors additional or different information and reporting than that offered to the Funds.  Such information may provide the recipient greater insights into the Portfolio Fund's activities as compared to the Funds in their capacity as investors in such Portfolio Fund, thereby enhancing the recipient's ability to make investment decisions with respect to the Portfolio Fund and enabling such investor to make more informed decisions than the Funds about redeeming from the Portfolio Fund.  Any resulting redemption could force the Portfolio Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Funds as the remaining investor in the relevant Portfolio Fund.

The Advisors may in certain circumstances attempt to negotiate separate agreements with Managers or Portfolio Funds to which it allocates the Funds' capital.  No assurance can be given that any such agreement, if entered into, will be respected by the applicable Manager or Portfolio Fund or that such agreement would be enforceable in accordance with its terms.  Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Manager or other considerations will result in differences between the Funds and a Manager's other clients in terms of the availability of the benefits of any such agreements.  Furthermore, there may be circumstances where the benefit provided cannot be exercised by all clients simultaneously or where one client directly or indirectly receives a greater benefit due to the participation by another client.  In addition, although the Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms, and the Funds' may remain subject to all of the various risks described herein notwithstanding the terms of the side letter.

Performance Fees and Management Fees.  Managers may receive compensation calculated by reference to the performance of the Portfolio Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Portfolio Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.  Furthermore, Managers may receive compensation calculated by reference to their assets under management.  Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Multiple Levels of Expense.  The Funds and Portfolio Funds impose management fees and some Portfolio Funds may also charge performance fees.  In addition to a fixed management fee, Managers typically will also be paid or allocated amounts based upon a share of the profits of the Portfolio Fund.  Managers of such Portfolio Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements.  Other service providers of Portfolio Funds will normally be compensated or will receive allocations on terms that may include fixed and/or performance-based fees or allocations.  As a result, the Funds, and indirectly Members, will pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Funds to the Manager, fees paid in relation to Portfolio Funds will generally, for fixed fees, if applicable, range from 1.00% to 2.50% per annum of the average net asset value of the Portfolio Funds, and performance fees or allocations are likely to range from 15% to 25% of the net capital appreciation in the Portfolio Funds for the relevant performance fee measurement period.  Moreover, an investor in the Funds bears a proportionate share of the expenses of the Funds and, indirectly, similar expenses of the Portfolio Funds.  Investors could avoid the additional level of fees and expenses of the Funds by investing directly with the Portfolio Funds, although access to many Portfolio Funds may be limited or unavailable.  Performance figures issued by the Funds and stated performance targets will be net of these fees and expenses.

Effect of Funds' Repurchases on Diversification of Portfolio Funds.  If the Directors elect to offer to repurchase Units, and as a result, a significant number of Units are tendered, the Funds may not be able to satisfy such repurchase requests from a variety of their Portfolio Funds and thus may be required to make disproportionate redemptions from select Portfolio Funds, resulting in a temporary imbalance in the Funds' desired mix of Portfolio Funds.

Capacity Limitations of Portfolio Funds.  Portfolio Funds may place limitations on the amount of, or number of persons whose, money they will manage.  In addition, new rules and regulations may result in additional limitations or restrictions being placed by Managers on the types of investors or assets that Portfolio Funds may accept.  Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Portfolio Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Funds or Other BlackRock Funds and therefore result in differences in portfolio composition.  Any such restrictions or limitations could prevent the Advisors from allocating assets of the Funds to certain Managers and Portfolio Funds with which the Advisors would otherwise like to invest.  In addition, when capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Funds or Other BlackRock Funds, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions.  Moreover, in the case of Portfolio Funds that generally are not accepting new investments, if the Advisors determine, in the ordinary course of managing the Funds' assets, that it would be in the Funds' best interests to change the Funds' exposure to such Portfolio Funds, the Advisors may, in its sole and absolute discretion and subject to applicable law, reallocate such Portfolio Funds (in whole or in part) from or to, as the case may be, Other BlackRock Funds.

If the Advisors' ability to make allocations to Managers or Portfolio Funds is limited or restricted, the Funds' investment objective, and thus their returns, could be negatively impacted.  Furthermore, because of these capacity limitations, it is likely that the Funds' portfolio and the portfolios of Other BlackRock Funds will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar.  These distinctions will result in differences in portfolio performance.

Portfolio Valuation.  Interests in Portfolio Funds are generally valued based upon values or performance information provided by the Managers or their administrators, as the case may be.  However, such information may be subject to little independent verification or other due diligence.  In addition, these entities may not provide estimates of the value of Portfolio Funds, or may do so irregularly, with the result that the values of such investments may be estimated by the Advisor consistent with the Funds' valuation policies and procedures.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Funds through the Portfolio Funds, the value at which their investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Funds.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Portfolio Funds may routinely trade with bid-offer spreads that may be significant.  In addition, the Portfolio Funds may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of Portfolio Funds provided to the Funds may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of Portfolio Funds' financial records.  There can therefore be no guarantee that the Funds' investments could ultimately be realized at the Funds' valuation of such investments.  See "Calculation of Net Asset Value; Valuation."  Moreover, private equity Portfolio Funds present unique valuation challenges and risks due to the nature of a private equity Portfolio Fund's underlying investments, which are described above under " – Risks Related to the Investment Strategy – Private Equity Funds Strategies – General."

The valuations reported by the Managers of the Portfolio Funds, upon which the Funds may in certain circumstances primarily rely in calculating their month-end net asset values and net asset values per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Funds will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date.  In the event that a Portfolio Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Funds, or properly used by the Funds as a component of determining the fair value of their interest in that Portfolio Fund, the Funds will generally not make any retroactive adjustments to their net asset values, or to any amounts paid based upon such net asset value, to reflect a revised valuation.  If, after the Funds pay repurchase proceeds, one or more of the valuations used to determine the net asset value on which the repurchase payment is based are revised, the repurchasing Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Member will neither receive distributions from, nor will it be required to reimburse, the Funds in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to net asset value of a Portfolio Fund adversely affect the Funds' net asset values, the outstanding Units of the Funds will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. New Members, as well as Members purchasing additional Units, may be affected in a similar way because the same principles apply to the subscription for Units.  See "Calculation of Net Asset Value; Valuation."

Because of the inherent uncertainty of valuation, the estimated value of Portfolio Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations.  These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances.  In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Portfolio Funds.

The Managers will generally face a conflict of interest in providing valuations to the Funds since such valuations will affect the compensation of the Managers.

Some of the Portfolio Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called "side pockets".  Side pockets are sub-funds or other special allocations within a Portfolio Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment or at the time the side pocket is created. There is no limit to the amount that the Funds may invest in Portfolio Funds with side pockets nor on the aggregate size of side pockets.  Were the Funds to request redemption from a Portfolio Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund's interest in the Portfolio Fund's side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Funds would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Portfolio Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Portfolio Fund's investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk.  In addition, the portion of a Portfolio Fund's investments that are held in side pockets may be more difficult to value and the value of those investments reported by Managers (and the Funds) may not accurately reflect the price of which such investments are eventually sold.  See "Calculation of Net Asset Value; Valuation."

Ownership of Underlying Investments.  When deciding whether to invest, or continue investing in, Portfolio Funds, the Advisors carry out no independent investigation of the ownership of the assets of the Portfolio Fund or the administrator to the Portfolio Fund.  Instead the Advisors rely on audited accounts and other financial information provided to it by the Portfolio Fund.  In the event that Portfolio Funds do not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Funds to achieve their investment objective.

Disposition of Securities of Portfolio Funds.  In connection with the disposition of securities of Portfolio Funds, the Funds may be required to make representations about the business and financial affairs of the relevant Portfolio Fund typical of those made in connection with the sale of any security or business.  The Funds may also be required to indemnify the purchasers of such securities of the Portfolio Fund to the extent that any such representation turns out to be inaccurate.  These arrangements may result in contingent liabilities, which may ultimately have to be funded by the Funds.

Currency Hedging.  Where Portfolio Funds offer shares denominated in currencies other than the U.S. Dollar, the Portfolio Fund may endeavor to hedge its exposure to such currency.  The Funds will have no control over the manner in which such Portfolio Fund accounts for the profits, losses, and expenses associated with such hedging activities.  It is possible that there could be cross liability among all classes of shares of such Portfolio Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses.  As a result, the performance of such Portfolio Fund (and, thus, the performance of the Funds) could be adversely affected.  The Funds themselves may also engage in currency hedging.  For additional information on the Funds' use of currency hedging, see "General Risks – Risks Related to Strategic Transactions – Hedging Transactions."

Increasing Size and Maturity of Hedge Fund Markets.  The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty.  The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants (such as the proprietary desks of investment banks) may reduce the opportunities available for the Advisors and the Managers to make certain investments or adversely affect the terms upon which investments can be made.  This could reduce the ability of the Funds to generate returns and/or reduce the quantum of these returns.  Historic opportunities for some or all hedge fund strategies may be eroded over time while structural and/or cyclical factors may reduce opportunities for the Advisors and the Managers temporarily or permanently.

In addition, it is possible that the Funds may have exposure to the same investment or securities through more than one Portfolio Fund.  Furthermore, the applicable Managers could take opposing positions with respect to such securities and thus the Funds' exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure.  Although Portfolio Funds are typically denominated in U.S. Dollars, certain Portfolio Funds may invest in securities denominated, and may receive a portion of their income and gains, in currencies other than the U.S. Dollar.  A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the net asset value of the Portfolio Fund and correspondingly, the net asset value of the Funds.  The Funds do not expect to hedge the exchange exposure related to any Portfolio Funds.  To the extent that the Managers themselves seek to hedge non-U.S. exchange risk exposure, they may not be able to do so.

Leveraging by Portfolio Funds.  Portfolio Funds may engage in various forms of leverage, and the Funds do not limit the use of leverage by individual Portfolio Funds or Portfolio Funds in the aggregate.  Leverage can be employed in a variety of ways including direct borrowing, margining (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy securities), short selling and the use of futures, warrants, options and other derivative products.  To the extent that a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of a Portfolio Fund's (and therefore the Funds') net assets will decrease.  The use of leverage by the Portfolio Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject.

The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Funds, which would be greater than if the Portfolio Funds were not leveraged.  As a result, if the Funds' losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Funds could lose their entire investment.  Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Funds' risk and volatility.  To the extent that Portfolio Funds use leverage, the rates at which they can borrow will affect their returns.  In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund, and therefore the losses incurred by Funds.

In addition, the Funds themselves may enter into leverage transactions.  Leverage transactions by the Funds would be in addition to any leverage transactions of Portfolio Funds and are not limited by the amount, if any, by which Portfolio Funds are leveraged or by leverage incurred by the Funds in connection with their currency hedging transactions, if any.

Use of Financing Arrangements by Portfolio Funds.  A number of Portfolio Funds depend upon the availability of credit to finance their investment strategies.  The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies.  Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers.  These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.  For additional information regarding recent events affecting the availability of financing, see "General Risks – Risks Related to Investment Strategy – Recent Events."

Brokerage Commissions and Transaction Costs.  In selecting brokers or counterparties to effect portfolio transactions, Portfolio Funds will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided.  Such products and services generally may be of benefit to the Portfolio Funds in question or to other clients of the relevant Manager but may not directly relate to transactions executed on behalf of such Portfolio Fund.  Accordingly, if the Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Portfolio Funds may pay an amount greater than that charged by another entity.  Moreover, if a Manager enters into "soft dollar" arrangements, there can be no assurance that such Manager will comply with the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934 ("Section 28(e)"), which provides parameters for the use of soft or commission dollars to obtain "brokerage and research" services.  Although disclosure of the use of "soft dollars" is generally sufficient to avoid legal risk under U.S. federal law, there may still be legal risk to the Manager under U.S. state law if "soft dollars" are used to pay for services not covered under the Section 28(e) safe harbor.

Managers may use "soft dollars" to acquire a variety of research, brokerage and other investment-related services, for example, research on market trends, reports on the economy, industries, sectors and individual companies or issuers; credit analyses; technical and statistical studies and information; accounting and tax law interpretations; political analyses; reports on legal developments affecting Portfolio Funds; information on technical market actions; and financial and market database services.  Some may acquire goods or services outside of Section 28(e) that others would otherwise be considered manager overhead.  The use of "soft dollars" by Managers to pay for items not covered under the Section 28(e) safe harbor creates a conflict of interest between the Manager and the Portfolio Fund to the extent that such items benefit primarily or exclusively the Manager or its other clients rather than the Portfolio Fund.  In addition, the availability of non-monetary benefits not covered under the Section 28(e) safe harbor may influence the selection of brokers by the Manager.  These conflicts of interest may have a detrimental effect on the Portfolio Fund and ultimately the Funds.

Concentration of Investment Portfolio.  Because Portfolio Funds may have the ability to concentrate their investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Portfolio Fund, and correspondingly on the Funds, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Portfolio Fund were not permitted to concentrate its investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Portfolio Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Portfolio Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.  In addition, the Funds are permitted to make direct investments, including, without limitation, in single security positions.  It is possible for the Funds to have a portion of their assets concentrated in a single issuer or security, and thus be subject to a similar concentration risk.

Investment Strategies.  Certain of the Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation.  There can be no assurance that any Manager will have success in achieving any goal related to such practices.  The Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of a Manager's trading activities will depend on, among other things, the Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets.  Identification and exploitation of the investment strategies to be pursued by a Manager involves a high degree of uncertainty.  No assurance can be given that the Managers will be able to locate suitable investment opportunities in which to deploy all their capital.  A reduction in the volatility and pricing inefficiency of the markets in which a Manager may seek to invest, as well as other market factors, will reduce the scope for a Manager's investment strategies.

Managers Invest Independently.  The Managers generally invest wholly independently of one another and may at times hold economically offsetting positions.  To the extent that the Managers do, in fact, hold such positions, the Funds' portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions.  In addition, Managers are compensated based on the performance of their portfolios.  Accordingly, there often may be times when a particular Manager may receive incentive compensation in respect of its portfolio for a period even though the Funds' net asset values may have decreased during such period.  Furthermore, it is possible that from time to time, various Managers selected by the Advisors may be competing with each other for the same positions in one or more markets.  In any such situations, the Funds could indirectly incur certain transaction costs without accomplishing any net result.

Custom Funds.  Other clients of the Advisor or its affiliates, and the Advisor or its affiliates as principals, may invest with Managers through various pooled separate account arrangements and/or other custom fund arrangements ("Custom Funds").  In many cases, other clients of the Advisors will invest with the same Managers as the Funds, but through a Custom Fund rather than as an investor in the Manager's Portfolio Fund in which the Funds will invest. The Funds are not eligible to participate in Custom Funds due to certain regulatory restrictions under the 1940 Act.  The Advisors may make different investment decisions as between a Custom Fund and a Portfolio Fund when determining to invest with a Manager on behalf of another client with a substantially similar investment objective and investment program as the Funds since such other clients will not be subject to the regulatory restrictions under the 1940 Act that prohibit the Funds' participation in Custom Funds.  Custom Funds may offer other clients of the Advisor or its affiliates different investment attributes, fees and/or liquidity as compared to a Portfolio Fund advised by the same Manager in which the Funds will invest.

The Funds' inability to participate in Custom Funds may result in other clients of the Advisor or its affiliates investing with a Manager under terms substantially different, and potentially more favorable than, the terms on which the Funds may invest in that same Manager's Portfolio Fund. As a consequence, the Funds may not realize as high a return as other clients of the Advisor and its affiliates that are permitted to participate in Custom Funds. Furthermore, the Funds may experience higher fees, more restrictive redemption terms and less favorable investment terms than other clients of the Advisor and its affiliates that are permitted to participate in Custom Funds.

Risks Related to Strategic Transactions

This section discusses risks relating to the types of Strategic Transactions that are expected to be made by the Funds or by the Portfolio Funds.  It is possible that Portfolio Funds or the Funds will engage in a Strategic Transaction that is not described below, and any such Strategic Transaction will be subject to its own particular risks.  Furthermore, Strategic Transactions involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor, which is described in more detail in "General Risks – Risks Related to Investment Strategy – Counterparty Risk."  For purposes of this discussion, risks related to the activities of the Advisors and the Funds should generally be interpreted to include the activities of Managers and Portfolio Funds, and risks related to the activities of the Managers and the Portfolio Funds should generally be interpreted to include the activities of the Advisors and the Funds.

General.  Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that they might otherwise sell. Contractual asymmetries and inefficiencies can also increase risk, such as break clauses, whereby a counterparty can terminate a transaction on the basis of a certain reduction in net asset value of the Funds, incorrect collateral calls or delays in collateral recovery.  Additionally, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Funds for investment purposes.  Successful use by the Funds of Strategic Transactions is subject to the Advisors' ability to predict correctly movements in the direction of the price of the underlying asset.

Strategic Transactions can be highly volatile and expose the Funds to a high risk of loss.  The low initial margin deposits normally required to establish a position in such instruments permit a high degree of leverage.  As a result, depending on the type of instrument, a relatively small movement in the price of a contract or the underlying securities may result in a profit or a loss which is high in proportion to the amount of funds actually placed as initial margin and may result in further loss exceeding any margin deposited.

In addition, Strategic Transactions will likely be highly illiquid.  Daily limits on price fluctuations and speculative position limits on exchanges may prevent prompt liquidation of positions resulting in potentially greater losses.  It is possible that the Funds will not be able to terminate a Strategic Transaction prior to its expiration date or that the penalties associated with such a termination might impact the performance of the Funds in a material adverse manner.

When the Funds use Strategic Transactions as an investment instrument rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  Therefore, the Funds will be directly exposed to the risks of that derivative.  While derivatives used for hedging purposes can reduce or eliminate losses, such use can also reduce or eliminate gains.

Dodd-Frank Act Derivatives Title.  Title VII of the Dodd-Frank Act (the "Derivatives Title") imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively "swaps").  This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers, including the Advisors and Managers.

The SEC, CFTC and other U.S. regulators (the "Regulators") are in the process of adopting numerous regulations to implement the Derivatives Title.  Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Funds is unclear.  However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies employed by the Advisors and/or the Managers, or at least make them more costly.

The Derivatives Title empowers the CFTC and SEC to require that certain swaps be submitted for clearing to regulated clearinghouses.  Swaps that are required to be submitted for clearing must also, subject to certain exceptions, be executed through regulated markets, including designated contract markets, national securities exchanges and swap execution facilities.  If the Funds and/or the Portfolio Funds wish to trade swaps subject to the clearing and exchange-trading mandates, they may incur additional costs associated with these new requirements.  Other Dodd-Frank Act provisions could limit banks' ability to engage in swaps, which could decrease liquidity in the swap markets and adversely impact the ability of the Funds to enter into highly-tailored or customized transactions.

The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate.  Swap dealers and major swap participants will be subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards.  If the Funds and/or Portfolio Funds are required to post margin for their swap transactions, the cost of executing these transactions could rise substantially.  These costs may make certain trades or trading strategies uneconomical.  If the Funds, the Advisors or one or more Portfolio Funds or Managers is required to register as major swap participant, the Funds and/or the Portfolio Funds would incur costs related to complying with major swap participant regulation.

Additionally, it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions.  This means that the Funds and/or Portfolio Funds could face increased transaction costs when entering into swaps with a swap dealer.

The Funds and/or the Portfolio Funds also may be subject to new requirements, including reporting requirements with respect to position information, use of leverage, identity of investors and counterparty and credit risk exposure.  New position limit requirements may impair the ability of the Funds and/or the Portfolio Funds to hedge exposure to or take a directional view of certain physical commodity markets.

These new requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions; additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations.  Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

There can be no assurance that these developments will not adversely affect the business and investment activities of the Advisors, the Managers and certain types of investment funds, including the Funds and the Portfolio Funds.  In addition, the Advisors and/or the Managers may be subject to potential registration requirements or other additional responsibilities under the Derivatives Title, summarized above, and may therefore incur increased cost in conducting the Funds' or the Portfolio Funds' strategies, which may adversely affect the performance of the Funds.  See "General Risks – Risks Related to the Funds – The Dodd-Frank Act" and "General Risks – Risk Related to the Investment Strategy – General Derivatives Risk."

Hedging Transactions.  The Funds may utilize financial instruments such as forward contracts, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, the Funds may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged.  Such an imperfect correlation may prevent the Funds from achieving the intended hedge or expose the Funds to a risk of loss.  The Funds may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk.  It may not be possible for the Funds to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Funds from the decline in value of the portfolio positions anticipated as a result of such change.  The Funds may also be restricted in their ability to effectively manage the portion of their assets that are segregated to cover their obligations.  In addition, it may not be possible to hedge at all against certain risks.

Option Transactions.  The Funds may engage in option transactions.  The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received.

A covered call option is a call option with respect to which the Funds own the underlying security.  The sale of such an option exposes the Funds, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security.  The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security.  The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option.  If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written.  The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.  The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security.  The sale of such an option exposes the Funds during the term of the option to a decline in price of the underlying security while depriving the Funds of the opportunity to invest the segregated assets.

The Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Funds will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Funds would generally make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased.  However, if deemed advantageous, the Funds would be entitled to exercise the option.

Commodity and Financial Futures Contracts.  Although the Funds do not intend to invest directly in commodities, the Funds may invest in financial futures contracts and in options thereon.  The Funds may also be subject to risks related to a direct investment in commodities through their investments in Portfolio Funds.  Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor.  In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the "daily limit."  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Funds are willing to effect trades at or within the limit, which may hinder the ability of the Funds to trade.

The profitability of such an investment depends on the ability of the Advisors to analyze correctly the commodity markets, which are influenced by, among other things, changing supply and demand relationships, weather, changes in interest rates, trade policies, world political and economic events, and other unforeseen events.  Such events could result in large market movements and volatile market conditions and create the risk of significant loss.  A variety of possible actions by various government agencies can also inhibit profitability or can result in loss.  In addition, activities by the major power producers can have a profound effect on spot prices which can, in turn, substantially affect derivative prices, as well as the liquidity of such markets.  Moreover, investments in commodity and financial futures and options contracts involve additional risks including, without limitation, leverage (margin is usually only 5-15 percent of the face value of the contract and exposure can be nearly unlimited).  The CFTC and futures exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in particular commodity or financial futures contracts.  All of the positions held by all accounts owned or controlled by the Funds will be aggregated for the purposes of determining compliance with position limits.  It is possible that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits.  Such modification or liquidation, if required, could adversely affect the operations and profitability of the Funds.

Futures Transactions.  The Funds may invest in commodity futures contracts and in options thereon in a variety of countries and on a variety of exchanges including those in less established markets.  This is the case even if the exchange is formally "linked" to a more established exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange.  The activities of such exchanges, including the execution, delivery and clearing of transactions on such an exchange may be subject to a lesser degree of control and enforcement than more established markets.  Moreover, such laws or regulations will vary depending on the country in which the transaction occurs.  In addition, funds received from the Funds to margin futures transactions may not be provided the same protections as funds received to margin futures transactions on established exchanges.

The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Funds due to unusually high trading volume, political intervention or other factors.  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Advisors would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Funds.

Failure of Futures Commission Merchants.  Under the U.S. Commodity Exchange Act, futures commission merchants are required to maintain customers' assets in a segregated account.  Such requirements may also be found in other jurisdictions in which Portfolio Funds are organized.  To the extent that the Funds engage in futures and options contract trading and the futures commission merchants with whom the Funds maintain accounts fail to so segregate the assets of the Funds, the Funds will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  In certain circumstances, the Funds might be able to recover, even in respect of property specifically traceable to the Funds, only a pro rata share of all property available for distribution to customers of a bankrupt futures commission merchant.

Forward Contracts.  The Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.  The Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns).  Forward contracts are transactions involving the Funds' obligation to purchase or sell a specific instrument at a future date at a specified price.  Forward contracts may be used by the Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Advisors anticipate purchasing or selling a foreign security.  For example, this technique would allow the Funds to "lock in" the U.S. dollar price of the security for the Funds.  Forward contracts may also be used to attempt to protect the value of the Funds' existing holdings of foreign securities.  Forward contracts may also be used for non-hedging purposes to pursue the Funds' investment objective, such as when the Advisors anticipate that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Funds' portfolio.  There is no requirement that the Funds hedge all or any portion of their exposure to foreign currency risks.

Swap Agreements.  The Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements.  The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Funds' exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Funds agree to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Funds' exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Funds' portfolio.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.  A swaption is an option to enter into a swap agreement.  Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Most swap agreements entered into by the Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make.  If the other party to a swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds contractually are entitled to receive.  If a swap agreement calls for payments by the Funds, they must be prepared to make such payments when due.  In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Funds.  In addition, swap agreements may be subject to new or increased government regulation as discussed in "General Risks – Risks Related to the Fund – The Dodd-Frank Act" and "General Risks – Risks Related to Strategic Transactions – General" and the effects of such regulation cannot be predicted.

Synthetic Participation in a Portfolio Fund.  The Advisors may utilize Strategic Transactions to replicate, modify or replace the economic attributes associated with Portfolio Funds.  The Funds may be exposed to additional risks if the Advisors use Strategic Transactions as a means to implement synthetically the Fund's investment strategies with respect to Portfolio Funds.  If the Funds enter into a Strategic Transaction whereby they agree to receive the return of a Portfolio Fund, they typically will contract to receive such returns for a predetermined period of time.  During such period, the Funds may not have the ability to increase or decrease their exposure.  In addition, such Strategic Transactions will likely be highly illiquid, and it is possible that the Funds will not be able to terminate such Strategic Transactions prior to their expiration date or that the penalties associated with such a termination might impact the Funds' performance in a materially adverse manner.  Furthermore, Strategic Transactions typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Funds' returns could be adversely affected as they would lose the benefit of the indirect exposure to the reference securities, and they may incur significant termination expenses.

In the event the Funds seek to participate in a Portfolio Fund through the use of such Strategic Transactions, the Funds would not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Portfolio Fund.  Accordingly, the Funds would not participate in matters submitted to a vote of the investors in such Portfolio Fund.  In addition, the Funds would not receive all of the information and investors' reports that the Funds would receive in connection with a direct investment in the Portfolio Fund.  Further, the Funds would pay the counterparty to any such Strategic Transaction structuring fees and ongoing transaction fees, which will reduce the investment performance of the Funds.  Finally, certain tax aspects of such customized derivative instruments are uncertain and, if the Funds' tax treatment of such instruments is challenged successfully by tax or other regulatory authorities in the applicable country or jurisdiction, a Member's return could be adversely affected.  The Funds have not obtained any opinion or other advice with respect to tax consequences in the United States or any other jurisdiction relating to the Funds or an investment therein with respect to such Strategic Transactions.

Structured Securities.  The Funds may invest in structured securities including CDOs, CBOs CLOs, structured notes, credit-linked notes and other types of structured products.   Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a "Reference") or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference.  Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.  Recent market conditions have magnified the risks related to an investment in structured securities, including greater volatility, increased lack of liquidity and significant losses in value.  The Advisor may not be able to accurately predict the value of structured securities or the direction of the structured securities market, resulting in losses to the Funds.

Certain structured products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Funds' investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Mortgage-Backed Securities.  Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates.  CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities.  CMOs are issued in multiple classes.  In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-backed securities also include stripped mortgage-backed securities ("SMBSs"), which are derivative multiple class mortgage-backed securities.  SMBSs are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans.  The market value of SMBSs consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yields on SMBSs that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

The investment characteristics of mortgage backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments on mortgage backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Funds in two ways. First, particular investments may experience outright losses, as in the case of an interest only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Funds may have entered into for these investments, resulting in a loss to the Funds. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. So called "subprime" mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies have increased dramatically since 2007. These increased mortgage delinquencies have adversely impacted the market for mortgage-backed securities generally (including derivatives or other instruments linked to the value of such securities) and led to turmoil in the credit markets generally. In particular, holders of mortgage-backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage backed securities.

Investments in mortgage-backed securities also bear many of the same risks set forth above for structured securities and are likely to contain a element of heightened risk in light of the risks set forth under "– Real Estate Strategies" and " – Recent Events."

Asset-Backed Securities.  Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, a Portfolio Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  Asset-backed securities present credit risks that are not presented by mortgage-backed securities.  This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.  If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Portfolio Fund will be unable to possess and sell the underlying collateral and that a Portfolio Fund's recoveries on repossessed collateral may not be available to support payments on the securities.  In the event of a default, a Portfolio Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.  See " – Structured Securities" and " – Recent Events."

When-Issued and Forward Commitment Securities.  The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis for hedging or speculative purposes.  These transactions involve a commitment by the Funds to purchase or sell securities at a future date (ordinarily at least one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Funds.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Funds dispose of their right to acquire a when-issued security prior to their acquisition or dispose of their right to deliver or receive against a forward commitment, they may incur a gain or loss.

Off-Exchange Transactions.  Certain Strategic Transactions, such as spot and forward contracts and options thereon may not be traded on any exchange ("off-exchange transactions"), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The Funds may enter into such off-exchange transactions.  Off-exchange transactions are not regulated, and contracts related to such off-exchange transactions are not guaranteed by an exchange or clearing house.  Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation.  The counterparties will typically not be required to post collateral.  Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Legal or Regulatory Risks.  Strategic Transactions may be subject to additional legal or regulatory risks, including changing applicable laws and regulations, developing or differing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities.  The regulatory and tax environment for derivative and related instruments is evolving and may be subject to government or judicial action which may adversely affect the value of investments held by the Funds.  The effect of any future regulatory or tax change on the Funds is impossible to predict but could be substantial and adverse.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Funds, the Units, the Investment Strategy, Portfolio Funds and Strategic Transactions and is not intended to be a complete enumeration or explanation of the substantial risks involved in an investment in the Funds.  Prospective investors should read this entire Prospectus, subscription agreement and the applicable LLC Agreement and should consult with their own advisors before deciding whether to invest in the Funds.  In addition, as the Funds' investment program or market conditions change or develop over time, an investment in the Funds may be subject to risk factors not currently contemplated or described in this Prospectus.

The financial markets continue to evolve and financial products continue to be developed.  The Funds reserve the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Funds currently are not subject.

MANAGEMENT OF THE FUNDS

Advisor and Sub-Advisor

BlackRock Advisors, LLC (the "Advisor") is the investment advisor for the Funds.  BlackRock Financial Management, Inc. (the "Sub-Advisor," together with the Advisor, the "Advisors"), is the Sub-Advisor for the Funds.  The Advisors manage the Funds' portfolio investments and their business operations subject to the oversight of the Funds' Board of Directors.  While the Advisors are ultimately responsible for the management of the Funds, they are able to draw upon the trading, research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52 Street, New York, New York 10055, are wholly-owned subsidiaries of BlackRock.  BlackRock is one of the world's largest publicly-traded investment management firms.  As of December 31, 2011, BlackRock's assets under management were approximately $3.513 trillion, including approximately $104.9 billion in alternative assets.  BlackRock has over 20 years of experience managing closed-end products.

BlackRock offers products that span the risk spectrum to meet clients' needs, including active, enhanced and index strategies across markets and asset classes.  Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles.  BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2011, the firm has approximately 10,100 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Investment Management Agreement and Sub-Investment Advisory Agreement

Each Feeder Fund is a party to a separate Investment Management Agreement with the Master Fund and the Advisor (each, and "Investment Management Agreement") and a separate Investment Sub-Advisory Agreement with the Master Fund, the Advisor and the Sub-Advisor (each, a "Sub-Advisory Agreement" and the Sub-Advisory Agreements together with the Investment Management Agreements, the "Advisory Agreements").  Pursuant to the Advisory Agreements, the Advisors will provide the Funds with ongoing investment guidance, policy direction and monitoring of the Funds, subject to the general supervision of the Board (and the supervision of the Advisor with respect to the services provided by the Sub-Advisor), and in accordance with the investment objective, policies, and restrictions of the Funds; buy, retain and sell the Funds' portfolio investments; select brokers or dealers to execute transactions; provide investment research; maintain or cause to be maintained all required books, records, and reports and other information required for the proper operation of the Funds; and furnish all other services required in connection with management of the Funds.  In addition, the Sub-Advisory Agreements provide that the Sub-Advisor will, subject to the Board's and the Advisor's oversight, assist the Advisor in determining what portion of each Fund's assets will be invested in cash, cash equivalents and money market instruments and place orders for all purchases and sales of such investments; and provide certain administrative services under the Investment Management Agreement at the Advisor's request.

Each of the Advisory Agreements was approved by the applicable Fund's Board, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, of the Funds or the Advisors (the "Independent Directors"), at an in-person meeting held on February 10, 2012.  The Investment Management Agreements provide that the Advisor will receive an annual fee, accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund's month-end net asset value (before the accrual of the investment management fee for that month and after the accrual of any expense reimbursements owed to the Funds by the

Advisor pursuant to the Expense Agreement for that month), payable by the Master Fund.   While the Feeder Funds will not pay a fee to the Advisor (at the Feeder fund or Master Fund level) so long as the Feeder Funds remain in the master feeder structure, they will indirectly bear this fee on a proportionate basis as represented by the Feeder Funds' interest in the Master Fund.  The Advisor, and not the Funds, will pay the Sub-Advisor a percentage of the advisory fee paid pursuant to the Investment Management Agreement.

Each of the Advisory Agreements will continue in effect for a period of two years from their effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the Funds' Board or the vote of a majority of the securities of the Funds at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreements may be terminated at any time, without the payment of any penalty, by a Fund (upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund) or by the Advisor, upon 60 days' written notice by one party to the other parties, which notice can be waived by the non-terminating parties.  The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Funds (upon the vote of a majority of the Funds' Board or a majority of the outstanding voting securities of the Funds), by the Advisor, or by the Sub-Advisor, upon 60 days' written notice by a party to the other parties, which notice can be waived by the non-terminating parties.  The Sub-Advisory Agreement will terminate automatically upon any termination of the Investment Management Agreement among the applicable Funds and the Advisor.  Each of the Advisory Agreements will also terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

The Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Advisors are not liable to the Funds or any of the Funds' shareholders for any act or omission by the Advisors in the supervision or management of their respective investment activities or for any loss sustained by the Funds or the Members and provides for indemnification by the Funds of the Advisor under the Investment Management Agreements, and the Sub-Advisor under the Sub-Advisory Agreements, and their respective directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Funds, subject to certain limitations and conditions.

The Advisors will devote such time and effort to the business of the Funds as is reasonably necessary to perform their duties to the Funds.  However, the services of the Advisors are not exclusive, and the Advisors provide similar services to other investment companies and other clients and may engage in other activities.

Certain affiliates of the Advisors may provide services to the Portfolio Funds in compliance with applicable law.  See "Conflicts of Interest."

Matters Considered by the Board

A discussion regarding the basis for the approval by each Fund's Board, including the Independent Directors, of its Investment Management Agreement and its Sub-Advisory Agreement will be available in the Funds' first annual or semi-annual report sent to Members.

Biographical Information Pertaining to Directors

The Board consists of eleven individuals, nine of whom are not "interested persons" (as defined in the 1940 Act) of the Funds. The registered investment companies advised by the Advisors or their affiliates (the "BlackRock-Advised Funds") are organized into one complex of closed-end funds (the "Closed-End Complex"), two complexes of open-end funds (the "Equity-Liquidity Complex," and the "Equity-Bond Complex") and one complex of exchange-traded funds (the "Exchange-Traded Complex"; each such complex a "BlackRock Fund Complex"). The

Funds are included in the Closed-End Complex.  The Directors also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.
Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Directors
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director and Chair of the Boards	Since Inception
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				97 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director, Vice Chair of the Boards and Chair of the Audit Committee	Since Inception
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since Inception
Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				97 RICs consisting of 97 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since Inception
Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				97 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since Inception
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since Inception	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 97 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since Inception
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since Inception
Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School's Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.
				97 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since Inception
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				97 RICs consisting of 97 Portfolios	None

Interested Directors†

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since Inception
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.
				159 RICs consisting of 286 Portfolios	None

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since Inception
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011.  Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011.  Head of BlackRock's Real Estate business from 2008 to 2011; Member of BlackRock's Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				159 RICs consisting of 286 Portfolios	None

______________________
*
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.  The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefore.

**
For purposes of this chart, "RICs" refers to registered investment companies and "Portfolios" refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex, excluding the Funds, is comprised of 97 RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."

†
Messrs. Gabbay and Audet are "interested persons" (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with the Advisors, each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

Experience, Qualifications and Skills

The Independent Directors have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the "Statement of Policy"). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. Among the attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment advisor, sub-advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of our Directors that support the conclusion that they should serve (or continue to serve) on the Board.

Director	Experience, Qualifications and Skills

Richard E. Cavanagh
Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh's independence from the Funds and the Funds' investment advisor enhances his service as Chair of the Board, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards
The Board benefits from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds' investment decisions and investment valuation processes. Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding

Director	Experience, Qualifications and Skills

of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of each Fund's Audit Committee. Ms. Robards's independence from the Funds and the Funds' investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance and Nominating Committee.

Michael J. Castellano
The Board benefits from Mr. Castellano's over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch's capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano is a Director and a member of each Fund's Audit Committee, Governance and Nominating Committee and Performance Oversight Committee. Mr. Castellano's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee.

Frank J. Fabozzi
Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi's experiences as a professor and author in the field of finance. Dr. Fabozzi's experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi's knowledge of financial and accounting matters qualifies him to serve as a member of the Funds' Audit Committee. Dr. Fabozzi's independence from the Fund and the Funds' investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee.

Kathleen F. Feldstein
Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economics. The Board benefits from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein's long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein's independence from the Funds and the Funds' investment adviser enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn
Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provide the

Director	Experience, Qualifications and Skills

Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. Mr. Flynn's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris
Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris's independence from the Funds and the Funds' investment advisor fosters his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard
Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard's experience as an adviser to the President of the United States adds a dimension of balance to the Funds' governance and provides perspective on economic issues. Dr. Hubbard's service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard's independence from the Funds and the Funds' investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester
The Board benefits from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. In addition, Dr. Kester's independence from the Funds and the Funds' investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Director	Experience, Qualifications and Skills

Henry Gabbay
The Board benefits from Dr. Gabbay's many years of experience in administration, finance and financial services operations. Dr. Gabbay's experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay's former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Funds and their investment advisor. Dr. Gabbay's long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Paul L. Audet
Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 20 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock's Global Cash Management business. Mr. Audet currently is a member of BlackRock's Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC's Mergers & Acquisitions Unit. Mr. Audet is a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Funds. The Chair of the Board and the Chief Executive Officer are two different people.  Not only is the Chair of the Board an Independent Director, but also the Chair of each Board committee (each, a "Committee") is an Independent Director. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Directors meet regularly outside the presence of the Funds' management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, including a meeting to consider the approval of the Funds' Advisory Agreements, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance effective oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	Increases the independent oversight of the Funds and enhances the Board's objective evaluation of the Chief Executive Officer

•	Allows the Chief Executive Officer to focus on the Funds' operations instead of Board administration

•	Provides greater opportunities for direct and independent communication between shareholders and the Board

•	Provides an independent spokesman for the Funds

The Board has engaged the Advisor to manage the Funds on a day-to day basis.  The Board is responsible for overseeing the Advisors, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Funds' charters, and the Funds' investment objective(s) and strategies.  The Board reviews, on an ongoing basis, the Funds' performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisors and their role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds.  Risk oversight is part of the Board's general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisors, and internal auditors for the Advisors or their affiliates, as appropriate, regarding risks faced by the Funds and management's or the service provider's risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds' compliance program and reports regularly to the Board regarding compliance matters for the Funds and their service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Funds. The Audit Committee's responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Funds' independent registered public accounting firm (the "independent auditors") and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Funds; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Funds, their internal controls, and, as appropriate, the internal controls of certain service providers and management's response to any such issues; (v) reviewing and discussing the Funds' audited and unaudited financial statements and disclosure in the Funds' shareholder reports relating to the Funds' performance; (vi) assisting the Board in considering the performance of the Funds' internal audit function provided by its investment advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between the Funds' management and the independent auditors regarding financial reporting. A copy of the Audit Committee Charter for the Funds can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee.  The Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Directors. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Directors and recommending Independent Director nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Director compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Directors.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Funds' activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Directors and their tenure on the Board, and the skills, background and experiences of the Directors in light of the issues facing the Funds in determining whether one or more new directors should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Funds. The Directors' biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Funds.

The Governance and Nominating Committee may consider nominations for Directors made by the Funds' shareholders as it deems appropriate. Under the Funds' By-laws, shareholders must follow certain procedures to nominate a person for election as a director at a shareholder meeting, or to introduce an item of business at a shareholder meeting. The Funds do not intend to hold regular annual shareholders' meetings. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder's intention to introduce a nomination or proposed item of business for a shareholder meeting called for the purpose of electing directors not later than the close of business on the fifth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

The Funds' By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.  A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Funds have adopted Director qualification requirements which can be found in the Funds' By-laws and are applicable to all Directors that may be nominated, elected, appointed, qualified or seated to serve as Directors. Reference is made to the Funds' By-laws for more details.

A copy of the Governance and Nominating Committee Charter for the Funds can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, each of whom are Independent Directors.  The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock, and any sub-advisors and the Funds' other third party service providers. The Compliance Committee's responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Funds and their service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Funds' compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Funds and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Funds' Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer's compensation. The Board has adopted a written charter for the Compliance Committee.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Michael J. Castellano, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Directors. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Funds' investment performance relative to the Funds' investment objectives, policies and practices. The Performance Oversight Committee's responsibilities include, without limitation: (i) reviewing the Funds' investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Funds' investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Funds have complied with their investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Funds' investments. The Board has adopted a written charter for the Performance Oversight Committee.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Directors, and Paul L. Audet, who serves as an interested Director. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board.  The Board has adopted a written charter for the Executive Committee.

As each Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Funds to select the Funds' independent registered public accounting firm.  Additionally, the Nominating and Governance Committee met in connection with the organization of the Funds to approve certain administrative matters.

Prior to this offering, all of the outstanding Units in the Funds were owned by an affiliate of the Advisors.

Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director of the Funds, is provided in above, in "Biographical Information Pertaining to Directors."

Share Ownership

Name of Director	Dollar Range of Equity Securities in the Funds(*)	Aggregate Dollar Range of Equity Securities Overseen by Directors in the Family of Registered Investment Companies (*)
Independent Directors
Richard E. Cavanagh	$0	over $100,000
Michael J. Castellano	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	over $100,000
James T. Flynn	$0	over $100,000

Jerrold B. Harris	$0	over $100,000
R. Glenn Hubbard	$0	over $100,000
W. Carl Kester	$0	over $100,000
Karen P. Robards	$0	over $100,000

Interested Directors
Paul L. Audet	$0	over $100,000
Henry Gabbay	$0	over $100,000
_______________
*
As of December 31, 2011.  The directors could not own shares in the Funds as of this date because the Funds had not yet begun investment operations.  The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Advisors or an affiliate thereof.  Includes share equivalents owned under the deferred compensation plan in the funds in the Family of Registered Investment Companies by certain Independent Directors who have participated in the deferred compensation plan of the funds in the Family of Registered Investment Companies.

Compensation of Directors

Each Director (other than those who are employees or officers of the Advisors) is paid an annual retainer of $250,000 per year for his or her services as a Director of all BlackRock-advised closed-end funds (the "Closed-End Complex") that are overseen by the respective director/trustee and each Director may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. The Master Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Director fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Funds and serves as an interested Director of three groups of BlackRock-advised funds — the Closed-End Complex and two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex"; each such complex, a "BlackRock Fund Complex"). Dr. Gabbay receives for his services as a Director of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Master Fund, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis).  Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.  Dr. Gabbay's compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Directors serving on such boards. The Board of the Funds or of any other fund in a BlackRock Fund Complex may modify the Directors' compensation from time to time depending on market conditions and Dr. Gabbay's compensation would be impacted by those modifications.

The Independent Directors have agreed that a maximum of 50% of each Independent Director's total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Directors as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the estimated compensation that each of the Directors would have earned from the Funds for the fiscal year ended March 31, 2011 and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2011. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the Advisors.

Name	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and other BlackRock-Advised Fund in the Closed-End Complex(1)
Independent Directors
Michael J. Castellano	$0(2)	$196,429(2)
Richard E. Cavanagh	$636	$370,000(3)
Frank J. Fabozzi	$507	$295,000(4)
Kathleen F. Feldstein	$430	$250,000(5)
James T. Flynn	$473	$275,000(6)
Jerrold B. Harris	$465	$270,000(7)
R. Glenn Hubbard	$447	$260,000(8)
W. Carl Kester	$473	$275,000(9)
Karen P. Robards	$602	$350,000(10)

Interested Director
Henry Gabbay	$323	$187,500(11)
______________________
(1)
Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2011. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $41,250, $37,000, $29,500, $75,000, $137,500, $135,000, $75,000 and $70,000, respectively, pursuant to the Closed-End Complex's deferred compensation plan.

(2)
Total amount of deferred compensation payable by the Closed-End Complex to Director is $40,702 as of December 31, 2011. Mr. Castellano was appointed to the Board of Directors/Trustees of the funds in the Closed-End Complex as of April 14, 2011.  Therefore, for the purposes of this table, he received no compensation from the Closed-End Complex during the fiscal year ended March 31, 2011.

(3)
Total amount of deferred compensation payable by the Closed-End Complex to Director is $477,558 as of December 31, 2011.  Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2011.

(4)
Total amount of deferred compensation payable by the Closed-End Complex to Director is $440,478 as of December 31, 2011.  Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2011.

(5)	Total amount of deferred compensation payable by the Closed-End Complex to Director is $473,276 as of December 31, 2011.

(6)	Total amount of deferred compensation payable by the Closed-End Complex to Director is $668,240 as of December 31, 2011.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Director is $617,214 as of December 31, 2010.

(8)
As of December 31, 2011, Dr. Hubbard did not participate in the deferred compensation plan. Dr. Hubbard previously participated in the deferred compensation plan and is owed $689,091 by the Closed-End Complex as of December 31, 2011 pursuant to such plan.  Though Dr. Hubbard did not participate in the deferred compensation plan as of December 31, 2011, he began participating again effective January 1, 2012.

(9)
Total amount of deferred compensation payable by the Closed-End Complex to Director is $364,495 as of December 31, 2011.  Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2011.

(10)
Total amount of deferred compensation payable by the Closed-End Complex to Director is $350,000 as of December 31, 2011.  Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2011.

(11)
As of December 31, 2011, Mr. Gabbay did not participate in the deferred compensation plan.  Also a member of the AMPS Committee for certain funds in the Closed-End Complex and, as such, was paid a retainer of $25,000 for the year ended December 31, 2011.

Independent Director Ownership of Securities

As of March [  ], 2012, the Independent Directors (and their respective immediate family members) did not beneficially own securities of the Advisors or the Distributor, or an entity controlling, controlled by or under common control with the Advisors or the Distributor (not including registered investment companies).

As of March [  ], 2012, as a group, Directors and officers owned less than 1% of the outstanding Units in the Funds because the Funds are commencing their offering coincident with the date of this Prospectus.

Information Pertaining to the Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.  With the exception of the CCO, executive officers receive no compensation from the Funds. The Master Fund compensates the CCO for his services as its CCO.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2012
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2012
Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2012
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock's U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews	Chief Financial	Since 2012	Managing Director of BlackRock, Inc. since 2006;

55 East 52nd Street New York, NY 10055 1966	Officer		Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2012
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer ("CCO") and Anti-Money Laundering Officer	Since 2012	CCO of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

Principal Owners of Units

Prior to the public offering of the Units, the Advisor and an affiliate of the Advisor purchased Units from the Feeder Funds in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires each Feeder Fund to have a net worth of at least $100,000 prior to making a public offering.  As of the date of this Prospectus, the Advisor and this affiliate of the Advisor owned 100% of each Feeder Fund's outstanding Units and therefore they may be deemed to control the Feeder Fund until such time as they own less than 25% of the Feeder Fund's outstanding Units.  Additionally, notwithstanding that the TEI Core Funds are designed for U.S. Tax-Exempt Investors and non-U.S. investors, the Advisor and an affiliate of the Advisor, which are U.S. taxable investors, provided such Funds' seed capital.

An affiliate of the Advisor intends to purchase a significant amount of Units in the FB Core Fund in connection with the initial closing and therefore may own a significant percentage of the FB Core Fund's outstanding Units after the initial closing and for the foreseeable future.  This ownership will fluctuate as other investors subscribe for Units in the FB Core Fund and the FB Core Fund repurchases Units in connection with tenders.  Depending on the size of this ownership at any given point in time and the amount of ownership by Members of other Feeder Funds, it is expected that an affiliate of the Advisor will, for the foreseeable future, either control the Funds or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors.

Proxy Voting Policies

The Board may delegate the voting of proxies for the Funds' portfolio securities to the Advisors pursuant to the Advisors' proxy voting guidelines; however, the Funds will reserve the right, and will not delegate responsibility to the Advisors, to vote any proxies with respect to Units in the Master Fund.  Under these guidelines, the Advisors will vote proxies related to the Funds' portfolio securities in the best interests of the Funds and their Members.  If the Feeder Funds or the Offshore Funds, as Members of the Master Fund, are asked to vote any proxy issued by the Master Fund, the Feeder Funds will poll their investors on the matter and vote the Master Fund proxy in proportion to the responses received from the Feeder Fund investors (in the case of the TEI Core Funds, the applicable Offshore Fund will pass such vote through to the TEI Core Fund or the FB TEI Core Fund, as applicable, which will in turn poll their investors and vote as described); likewise, if the TEI Core Fund or the FB TEI Core Fund, as Members of the respective Offshore Fund in which they invest, are asked to vote any proxy issued by its respective Offshore Fund, the TEI Core Fund or the FB TEI Core Fund, as applicable, will poll its investors on the matter and vote the Offshore Fund proxy in proportion to the responses received from its investors. A copy of the Advisors' proxy voting policy is attached as Appendix A to this Prospectus.  Information about how the Fund voted proxies relating to securities held in the Funds' portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (i) by calling 1-866-211-4521 and (ii) on the SEC's website at http://www.sec.gov.

Portfolio Managers

The Funds will be managed jointly and primarily by Nancy Everett, Edward Ng and Mark Taborsky who will have oversight of the underlying investments and allocations and overall responsibility of the Funds. Unless otherwise indicated, information regarding the Funds' portfolio managers is as of December 31, 2011.

Nancy Everett, CFA, Managing Director, is the Head of US Fiduciary Management Solutions ("FMS"), a division of BlackRock Multi Asset Client Solutions ("BMACS"). Ms. Everett oversees FMS's offerings with respect to investment strategy and portfolio management for pension funds, endowments and foundations, sovereign wealth funds and family offices. Prior to joining BlackRock in 2011, Ms. Everett was CEO of Promark Global Advisors, a New York-based money management firm previously known as General Motors Asset Management, which managed internal and external retirement plan assets. Before joining General Motors in 2005, Ms. Everett spent 26 years in various roles at the Virginia Retirement System, Richmond, where ultimately she served as chief investment officer.  As a portfolio manager, Ms. Everett intends to leverage the collective expertise of BMACS team and other BlackRock specialists within BlackRock's Alternative Investors ("BAI") and BlackRock's Portfolio Management Group. Ms. Everett earned a BS degree in accounting from Virginia Commonwealth University in 1978.

Mark Taborsky, CFA, Managing Director, is a Senior Portfolio Manager within FMS.  Mr. Taborsky's responsibilities at BMACS include developing, assembling and managing investment solutions involving multiple strategies and asset classes for all US-based fiduciary clients.  Prior to joining BlackRock in 2011, Mr. Taborsky was an Executive Vice President at PIMCO, responsible for PIMCO's asset allocation strategies and European solutions efforts.  Prior to PIMCO, he was a Managing Director of External Management at Harvard Management Company.  In this capacity, he managed the majority of Harvard's external manager relationships across asset classes.  Before Harvard, he held a number of senior roles at Stanford Management Company, lastly as Managing Director of absolute return, fixed income and internal trading.  He also has experience as a senior trader and strategist at commodities trading advisor John W. Henry & Company.  Mr. Taborsky began his investment career in 1993.  He has 18 years of investment experience and holds an MBA in finance and policy from the University of Chicago Booth Scholl of Business in 1993 and a BCom degree from McGill University in 1988.

Edward Ng, CFA, Managing Director, is a Senior Strategist and Portfolio Manager within BMACS. Mr. Ng is involved in the design, oversight, and manager research elements of the portfolio management process and responsible for investment outsourcing solutions and retail asset allocation solutions. Before leading the formation of BMACS in 2007, Mr. Ng was with BlackRock's Financial Institutions Group, responsible for working with the firm's insurance and other taxable clients on developing and implementing customized portfolio strategies. Prior to joining BlackRock in 2001, Mr. Ng was a Vice President at Merrill Lynch Investment Managers building the firm's institutional insurance asset management business.  Mr. Ng began his investment career in 1994.  Mr. Ng earned a BS degree in mechanical engineering in 1991 from the University of California at San Diego, and both an MBA degree in finance and an MS degree in engineering, from Boston University in 1995.

BMACS is a business unit of BlackRock, Inc., the ultimate parent of the Advisors, and it develops and manages investment solutions involving multiple strategies and asset classes. The BMACS team includes more than 160 portfolio managers, quantitative analysts, investment strategists, research analysts, economists, and actuaries and, as of December 31, 2011, is responsible for over $900 billion in assets, including over $50 billion in fiduciary assignments globally. Within the portfolio construction process, there are four main considerations: outlook, perceived opportunity, potential risks, and liquidity.

BAI, also a business unit of BlackRock, Inc., has a large and diverse set of alternative businesses, which consists of single strategy hedge funds, hedge fund of funds, private equity fund of funds, real estate, real assets, and other alternatives such as currency and commodity products. As of December 31, 2011, BAI had approximately

$104.9 billion in assets under management. BAI will assist BMACS in the selection and due diligence of third party alternative managers.

Additionally, in order to provide guidance to the Funds, the Portfolio Managers will utilize the diverse knowledge and experience of the Investment Committee in determining the amount of the Funds' assets to allocate to each Alternative Strategy.  The Portfolio Managers will determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. Based on the Portfolio Managers' allocations, investment teams within various Alternative Strategies will, with oversight from the Portfolio Managers, allocate assets to Portfolio Funds, non-Portfolio Fund securities and other financial instruments on the basis of, among other things, quantitative techniques and risk management guidelines that seek to maintain what the Portfolio Managers and Investment Committee believe to be an appropriate level of diversification.

Neither Nancy Everett nor Mark Taborsky is primarily responsible for the day-to-day management of the portfolio of any other accounts.  The following table sets forth information about funds and accounts, other than the Funds, for which Edward Ng is primarily responsible for the day-to-day portfolio management as of December 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Ng	2	2	15	0	0	2
	$5.29 billion	$916.4 million	$1.79 billion	$0	$0	$1.29 billion

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Funds.   It should also be noted that portfolio managers may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Currently, the portfolio managers of the Funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

 BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, there are no benchmarks used for compensation purposes.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.  Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.  Mr. Ng has received long-term incentive awards.

 Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options.  Ms. Everett and Messrs. Ng and Taborsky have each participated in the deferred compensation program.

 Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Securities Ownership of the Portfolio Managers

The Funds are newly-organized investment companies.  Accordingly, as of the date of this Prospectus, the portfolio managers did not beneficially own any securities issued by the Funds.

PLAN OF DISTRIBUTION

Each Feeder Fund has entered into a Distribution Agreement (the "Distribution Agreement") with BlackRock Investments, LLC (the "Distributor"), an affiliate of the Advisors located at 55 East 52nd Street, New York, NY 10022, to provide for distribution of the Units on a reasonable efforts basis, subject to various conditions.  The Distributor will enter into selling agreements with various brokers and dealers that are members of FINRA ("financial intermediaries") that have agreed to participate in the distribution of the Units. The Funds may in the future engage additional distribution agents but currently have no immediate plan to do so.

Generally, Units will be continuously offered on a monthly basis at a price equal to their then current net asset value per Unit, plus a sales load in the case of the Core Fund and the TEI Core Fund.  The minimum required initial investment by each investor is $50,000, and the minimum for subsequent investments is $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  Each Feeder Fund, in its sole discretion, may waive or modify any minimum investment amount.  A financial intermediary may establish higher minimum investment requirements than the Funds.  The initial closing for purchases of Units is anticipated to be on or about April 2, 2012, but may be changed by a Feeder Fund in its sole discretion.  It is the obligation of financial intermediaries to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Distributor currently has the exclusive right to distribute Units directly itself and through financial intermediaries.  While the Distributor is currently the Funds' exclusive distributor, as discussed above the Funds may engage additional distributors at any time in the future.  The Distributor's obligation is an agency or "reasonable efforts" arrangement under which neither the Distributor nor any financial intermediary is required to purchase any Units.  Units may be purchased only through the Distributor or a financial intermediary.

Each Feeder Fund, acting through the Distributor and the financial intermediaries, will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.  The offering may be terminated, suspended or resumed by a Feeder Fund or the Distributor at any time.

No market currently exists for the Units.  The Units will not be listed on any national securities exchange, and the Funds do not anticipate that a secondary market will develop for the Units.  None of the Funds, the Advisors, the Distributor or the financial intermediaries intends to make a market in the Units.

Financial intermediaries that sell Units may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the terms and conditions imposed by the Funds.  In this connection, a financial intermediary may charge a sales load of up to 3.00% of the purchase price (i.e., NAV) of the Units of the Core Fund or TEI Core Fund (but not the FB Core Fund or the FB TEI Core Fund), which is the equivalent of 2.92% of the Units' price to the public.  No portion of the sales load will be paid to the Distributor.  The Funds will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Units.  Financial intermediaries may waive or reduce the sales charge in their discretion and, in this regard, may apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  As discussed below, certain Eligible Investors will be eligible to purchase the FB Core Fund or the FB TEI Core Fund, as applicable.  Additionally, certain investors may also have separate account relationships with BlackRock.  BlackRock may, in its discretion, waive or reimburse certain fees associated with such investors' separate account arrangements with it in connection with an investment in the Funds.

As noted above, each of the Core Fund and the TEI Core Fund may, out of its own assets, pay the Distributor and/or financial intermediaries for providing distribution services at an annual rate equal to 1.00% of the month-end net asset value of the Units (before the accrual of the distribution fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month) (the "Distribution Fee"). The Distribution Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Funds' Units and for providing ongoing investor services to investors in the Funds either directly or through financial intermediaries.  These investor services may include, but are not limited to: (i) handling inquiries from investors regarding the Funds, including but not limited to questions concerning their investments in the Funds, capital account balances, tender offers and reports and tax information provided by the Funds; (ii) assisting in the enhancement of communications between investors and the Funds; (iii) assisting in the establishment and maintenance of investors' accounts with the Funds and maintaining related records; (iv) receiving, aggregating and processing purchase and repurchase transactions; (v) assisting in the preparation of reports and transaction statements issued to investors;  (vi) providing sub-accounting services for Units held beneficially; (vii) forwarding reports of the Funds and other information to investors; (viii) receiving, tabulating and transmitting proxies; and (ix) providing such other information and investor services as may be reasonably requested by the Funds.

The Distributor will generally pay substantially all of the Distribution Fee to financial intermediaries whose customers hold Units through an account with the applicable financial intermediary; thus, the amounts of any such payments may vary among the financial intermediaries.  The Distributor may, however, retain all or a portion of the Distribution in certain instances.  For example, financial intermediaries may instruct the Distributor not to pay such fees to them in certain instances Other instances could include, for example, situations where the Distributor takes over the servicing of a Member's account from a financial intermediary and other situations that may arise from time to time.  The Distribution Fee will be paid quarterly in arrears.  The Distribution Fee may be significant in amount and the prospect of receiving such compensation may provide the recipient of the compensation or their representatives and employees with an incentive to favor sales or retention of Units over other investment options.

In addition, the Advisor or its affiliates (and not the Funds) may pay a commission to certain registered representatives of the Distributor that participate in the marketing of the Funds' Units, which commissions (the

"Wholesaler Compensation") will not exceed, in aggregate, 0.20% of the total price to the public of Units sold pursuant to this offering (the "Offering Proceeds").

The Core Fund and the TEI Core Fund have adopted distribution and service plans (each, a "Distribution Plan") with respect to the Units.  The Core Fund and the TEI Core Fund pay the Distribution Fee pursuant to a Distribution Plan and in connection with the sale and distribution of the Units.  The Distribution Plan provides that the Core Fund and the TEI Core Fund may spend a portion of the Core Fund's and the TEI Core Fund's net assets attributable to the Units in connection with the distribution of the Units and the servicing of Member accounts.  Because these fees are paid out of the Core Fund's and the TEI Core Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in the Core Fund and the TEI Core Fund and may exceed the cost of other types of sales charges.  Each Distribution Plan is being implemented through the Distribution Agreement with the Distributor and sub-agreements between the Distributor and financial intermediaries.  In approving each Distribution Plan, the Directors of the Core Fund and the TEI Core Fund, including the Independent Directors of the Core Fund and the TEI Core Fund, concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Core Fund, the TEI Core Fund and their Members.

The Distribution Plans provide, among other things, that: (i) the Boards shall receive quarterly reports regarding the amounts expended under the Distribution Plans and the purposes for which such expenditures were made; (ii) each Distribution Plan will continue in effect for so long as its continuance is approved at least annually by the applicable Board and the applicable Independent Directors, acting in person at a meeting called for the purpose of voting on the Distribution Plan; (iii) any material amendment thereto must be approved by the Boards and the Independent Directors, acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which the Units may bear for distribution services pursuant to the Distribution Plans shall be effective only upon approval by a vote of a majority of the outstanding Units and by a majority of the Independent Directors; and (v) while the Distribution Plans remain in effect, the selection and nomination of the Core Fund's and the TEI Core Fund's Independent Directors shall be committed to the discretion of the Core Fund's and the TEI Core Fund's Independent Directors. The Distribution Plans further require that the Core Fund and the TEI Core Fund preserve copies of the Distribution Plans and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plans or such report, the first two years in an easily accessible place.

Payments under the Distribution Plans are based on a percentage of the Core Fund's and the TEI Core Fund's net assets attributable to the Units regardless of the amount of expenses incurred.  As a result, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses of the Core Fund or the TEI Core Fund.  Information with respect to the distribution-related revenues and expenses is presented to the Boards for their consideration quarterly.  The Distribution Plans are terminable without penalty at any time by a vote of a majority of the Independent Directors, or by a vote of the holders of a majority of the outstanding Units.

The Distribution Agreement and selling agreements with financial intermediaries are terminable without penalty at any time by a vote of a majority of the Independent Directors, or by a vote of the holders of a majority of the outstanding Units.  Furthermore, each agreement terminates automatically in the event of its assignment.

The sales commission and the Distribution Fee are not applicable to the FB Core Fund or the FB TEI Core Fund.  Subject to the general $50,000 investment minimum for initial investments and $10,000 investment minimum for subsequent investments, the following Eligible Investors may purchase Units of the FB Core Fund or FB TEI Core Fund, as applicable: (1) Eligible Investors who have a fee-based account with registered investment advisors or financial intermediaries (excluding the Advisor, the Distributor or their affiliates) with whom the investor has agreed to pay a fee for investment related services, (2) Eligible Investors who are current officers, trustees, directors or employees of the Funds or BlackRock and who purchase Units directly though the Distributor and (3) Eligible Investors who purchase Units directly though the Distributor and who make an initial investment of at least $2 million in the FB Core Fund or the FB TEI Core Fund (including Eligible Investors who have a fee-based account with the Advisor, the Distributor or their affiliates).  The Funds, in their sole discretion, may waive or modify any minimum investment amount.  If you are not eligible to purchase Units in the FB Core Fund or the FB TEI Core

Fund, you will be eligible to purchase Units in the Core Fund or the TEI Core Fund, as applicable.  Because the FB Core Fund and the FB TEI Core Fund will not charge the Distribution Fee, the net asset values of these Feeder Funds may differ from the net asset values of the Core Fund and the TEI Core Fund since the FB Core Fund and the FB TEI Core Fund will have lower annual operating expenses.  Investors in the FB Core Fund and the FB TEI Core Fund, however, may pay fees to their applicable investment advisors or financial intermediaries (including for this purpose the Advisor, the Distributor or their affiliates) pursuant to separate account agreements with such investment advisors or financial intermediaries.

The Feeder Funds will cap underwriting compensation as follows:

•
Core Fund: the initial sales charge, in aggregate, will be capped at 2.92% of the Offering Proceeds, the Distribution Fee, in aggregate, will be capped at 4.88% of the Offering Proceeds and the Wholesaler Compensation, in aggregate, will be capped at 0.20% of the Offering Proceeds;

•
TEI Core Fund: the initial sales charge, in aggregate, will be capped at 2.92% of the Offering Proceeds, the Distribution Fee, in aggregate, will be capped at 4.88% of the Offering Proceeds and the Wholesaler Compensation, in aggregate, will be capped at 0.20% of the Offering Proceeds;

•	FB Core Fund: the Wholesaler Compensation, in aggregate, will be capped at 0.20% of the Offering Proceeds; the initial sales charge and the Distribution Fee are not applicable to the FB Core Fund;

•
FB TEI Core Fund: the Wholesaler Compensation, in aggregate, will be capped at 0.20% of the Offering Proceeds; the initial sales charge and the Distribution Fee are not applicable to the FB TEI Core Fund.

Financial intermediaries that are members of FINRA may not accept any compensation in connection with a Fund's Units that exceeds the underwriting compensation limit set by FINRA.

Each Feeder Fund has agreed to indemnify the Distributor and hold the Distributor harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act, except for any liability to the Feeder Funds or their investors to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations and duties under its agreement with each Feeder Fund.

ADMINISTRATION, ACCOUNTING AND INVESTOR SERVICES AGREEMENTS

Each Fund has retained The Bank of New York Mellon ("BNYM"), whose principal business address is 101 Barclay Street, 20W, New York, NY 10286, to provide certain administrative, accounting, transfer agency, tax preparation and investor services to the Fund (the "Administration Agreement").  Under the terms of the Funds' Administration Agreements, BNYM is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' net asset values; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members.

Pursuant to the Administration Agreement, BNYM will provide certain investor services to the Fund, including: maintaining the register of the Members and enter on such register all issues, transfers and repurchases of interests in the Funds; arranging for the calculation of the issue and repurchase prices of interests in the Funds in accordance with their controlling documents; allocating income, expenses, gains and losses to the individual Member's capital accounts in accordance with the Funds controlling documents; preparing and mailing annually to the each Member any required Form K-1 in accordance with applicable tax regulations; and issuing reports and transaction statements to Members.  BNYM is paid a monthly fee at the annual rate ranging from 0.035% to 0.050% on beginning of the month net assets for these and other services it provides to the Funds.

The Administration Agreement may be terminated by either party, subject to the notice and other provisions set forth in such agreement.

CUSTODIAN

The Bank of New York Mellon, a corporation organized under the laws of the State of New York, serves as the Custodian of the assets of the Funds, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Funds are not held by the Advisors or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.  The Custodian's principal business address is One Wall Street, New York, NY 10286.

The Custodian nets the Funds' daily positive and negative cash balances and calculates a credit ("custody credit") or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Funds' fiscal year will not expire. Net debits at the end of a given month are added to the Funds' custody bill and paid by the Funds.

FUND EXPENSES

The Funds will bear their organizational expenses prior to the effectiveness of the Funds' registration statements.  The Funds' organizational and offering costs will be subject to the expense cap described below.

The Funds pay all of their expenses other than those that the Advisors or an affiliate of the Advisors assumes, if any.  The expenses of the Feeder Funds (whether directly or indirectly incurred through the Offshore Funds and, in turn, the Master Fund) include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Portfolio Funds, including Portfolio Fund fees and expenses, and enforcing rights in respect of such investments; the investment management fee payable to the Advisor and the fee payable to the Administrator; brokerage commissions; interest and fees on any borrowings; Directors' fees; directors' and officers' insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with tender offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Funds, all costs and charges for equipment or services used in communicating information regarding any of the Funds' or the Offshore Funds' transactions between either of the Advisors and the Custodian (or other agent engaged by any of such funds); bank services fees; expenses of preparing, printing, and distributing copies of this Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Directors; insurance premiums; and extraordinary expenses such as litigation expenses. The Master Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Members of the Funds.

Each Feeder Fund has entered into an Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below the Expense Cap.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' net asset values; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Units; arranging for the calculation of the issue and repurchase price of Units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses (as described above).  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any ,  any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's, Offshore Fund's or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Distributor or financial intermediaries.  In order to maintain certain of a Feeder Fund's expenses below 0.50% of a Feeder Fund's average net assets, it may be necessary for the Advisor to pay certain operating and other expenses of the Feeder Fund that are incurred indirectly at the Master Fund level.  Because Master Fund expenses are allocated proportionally to each Feeder Fund, reimbursements at the Master Fund level may, in some circumstances, result in some Feeder Funds benefiting from such reimbursements to a greater degree than other Feeder Funds.  The Advisor generally intends to reimburse Feeder Fund-specific expenses covered by the Expense Cap prior to reimbursing expenses at the Master Fund level; provided, however, that if it is necessary for the Advisor to reimburse expenses at the Master Fund level in order to reduce certain of one Feeder Fund's expenses to below 0.50% of that Feeder Fund's average net assets, then the Advisor generally intends to reimburse expenses specific to other Feeder Funds only to the extent necessary to maintain certain of such Feeder Funds' expenses below 0.50% of such Feeder Funds' net assets.

If the operating expenses of a Feeder Fund that received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if:  (i) the Feeder Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Feeder Fund's investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund's covered expenses to exceed the Expense Cap.  In certain instances reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund's expenses below 0.50% of that Feeder Fund's average net assets may result in certain of another Feeder Fund's expenses being less than that Feeder Fund's expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

The Advisors bear all of their expenses and their own costs incurred in providing investment management services to the Funds, including travel and other expenses related to the selection and monitoring of Portfolio Funds.  In addition, the Advisors are responsible for the payment of the compensation and expenses of those Directors and officers of the Funds affiliated with the Advisors, and making available, without expense to the Funds, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Funds' organizational expenses and offering costs, including each Fund's proportionate share of the expenses of the Master Fund, were initially borne by the Advisors or an affiliate.  The initial organizational and offering expenses for the Core Fund, the TEI Core Fund, the FB Core Fund and the FB TEI Core Fund are estimated at $218,602, $218,602, $229,010 and $218,280, respectively.  Subject to the Expense Cap described above, organizational costs and offering costs borne by the Advisor are subject to reimbursement by the respective Feeder Fund up to two years from the date the Advisor paid the expense.

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Funds.  In addition, the Portfolio Funds will pay asset-based fees to their Managers and generally may pay performance-based fees or allocations to their Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Funds themselves.  As an investor in the Portfolio Funds, the Funds will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

The Funds' fees and expenses will decrease the net profits or increase the net losses of the Funds that are credited to or debited against each Member's capital account.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Funds

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Funds will principally purchase interests in Portfolio Funds directly from the Portfolio Funds or through a placement agent.  Such purchases by the Funds may be, but are generally not, subject to transaction expenses.  Nevertheless, the Funds anticipate that some of their transactions in securities of Portfolio Funds may be subject to expenses.  The Funds will generally purchase equity securities on a stock exchange effected through brokers who charge a commission for their services.  The Funds may also invest in securities that are traded principally in the over the-counter market.  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer.  Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.  Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisors may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and their other clients.  Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisors' investment decision-making processes in order for such research, statistical and/or pricing services to be considered by the Advisors in selecting a broker.  These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e).  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisors under their respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisors to the Funds and their other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term. The advisory fees that the Funds pay to the Advisors will not be reduced as a consequence of the Advisors' receipt of brokerage and research services.  To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined.  Such services generally would be useful and of value to the Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisors in carrying out their obligations to the Funds.  While such services are not expected to reduce the expenses of the Advisors, the Advisors would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Other BlackRock Funds may own, from time to time, some of the same investments as the Funds.  Investment decisions for the Funds are generally made independently from those of Other BlackRock Funds; however, from time to time, the same investment decision may be made for multiple Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same Portfolio Funds, the Advisors will seek to allocate investment opportunities and dispositions fairly and equitably over time among the Fund and the Other BlackRock Funds.  Such allocations are based upon the written procedures of the Advisors, which have been reviewed and approved by the Boards, and which require, among other things, written pre-trade allocation statements.  The Funds' specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Funds' investment guidelines, the Funds' specific terms and conditions and the investment judgment of the portfolio managers.  The Advisors manage Other BlackRock Funds with investment mandates that may overlap or conflict with the investment strategies pursued by the Funds, as both the Funds and the Other BlackRock Funds may be eligible to participate in the same investment opportunities.  Additionally, interests in Portfolio Funds are generally offered in private offerings and it is not uncommon for Portfolio Funds to become closed or limited with respect to new investments due to size constraints or other considerations.  Moreover, the Funds or the Other BlackRock Funds may not be eligible or appropriate investors in all potential Portfolio Funds.  As a result of these and other factors, the Funds may be precluded from making a specific investment or may, subject to applicable law, reallocate existing Portfolio Funds among the Other BlackRock Funds.  These decisions will be made by the Advisor taking into consideration respective investment guidelines, investment objectives, target allocations, investment restrictions, existing investments and concentrations, liquidity, cash positions, contractual commitments or rights, regulatory obligations and other objective criteria applicable to the Funds and the Other BlackRock Funds.  Additionally, any deviations from allocations set forth in a pre-trade allocation statement must be documented in writing, are subject to various internal approvals and will be reported to the Boards on a quarterly basis; however, in respect of Portfolio Funds that are private equity funds, allocations in capacity constrained situations will be based on pre-determined target allocations set forth in the Advisors' written allocation procedures.  There likely will be circumstances where the Funds are unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among the Funds and Other BlackRock Funds, including as a result of the 1940 Act's prohibitions against affiliates transactions.  In addition, it is likely that the Funds' portfolio and those of Other BlackRock Funds will have differences in the specific Portfolio Funds held in their portfolios even when their investment objectives are the same or similar. These and other distinctions will result in differences in portfolio performance between the Funds and the Other BlackRock Funds.

When two or more Other BlackRock Funds seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the Other BlackRock Funds on a good faith equitable basis, usually on a pro rata basis, by the Advisors in their discretion in accordance with the Other BlackRock Funds' various investment objectives.  Such allocations are based upon the written procedures of the Advisors, which have been reviewed and approved by the Board.  In some cases, this system may adversely affect the price or size of the position obtainable for the Funds.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds.  It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisors and their affiliates manage investments for clients from offices located around the world.  As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

The annual portfolio turnover rate of the Funds may be greater than 100%.  Although, because it is difficult to accurately predict portfolio turnover rates, actual turnover may be lower than 100%.  Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Portfolio Funds

The Portfolio Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Funds' investment in the Portfolio Funds.  Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds' investments may be substantially greater than the turnover rates of other types of investment vehicles.  In addition, the order execution practices of the Portfolio Funds may not be transparent to the Funds.  Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage.  The Advisors will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Managers.  The Advisors expect that the Managers will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Managers will seek reasonably competitive commission rates.  However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Funds.  Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions.  It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Funds.  The Funds will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that Portfolio Funds' brokerage transaction practices will be transparent or that the Portfolio Funds will establish, adhere to, or comply with their stated practices.  However, as the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Funds' Managers or their affiliates rather than the Portfolio Funds.

As with the Funds, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VOTING

Except to the extent otherwise provided in the respective Feeder Fund's LLC Agreement, each owner of one or more Units shall be entitled to cast at any meeting of Members called by the (i) majority of the Board or (ii) Members holding at least 51% of the total number of votes eligible to be cast by all Members a number of votes equal to the number of Units owned by such person.  Members will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of Directors and the approval of the Investment Management Agreement.  Notwithstanding their ability to exercise their voting privileges, Members are not entitled to participate in the management or control of the Funds' business and may not act for or bind the Funds.  If the Feeder Funds or the Offshore Funds, as Members of the Master Fund, are asked to vote any proxy issued by the Master Fund, the Feeder Funds will poll their investors on the matter and vote the Master Fund proxy in proportion to the responses received from the Feeder Fund investors (in the case of the TEI Core Funds, the applicable Offshore Fund will pass such vote through to the TEI Core Fund or the FB TEI Core Fund, as applicable, which will in turn poll their investors and vote as described).  Similarly, if the TEI Core Fund or the FB TEI Core Fund are asked to vote any proxy issued by an Offshore Fund, the TEI Core Fund or the FB TEI Core Fund, as applicable, will poll its investors and vote the Offshore Fund proxy in proportion to the responses received from such investors.  The Funds do not intend to hold annual meetings of Members, except to the extent required by the 1940 Act.

CONFLICTS OF INTEREST

Barclays PLC ("Barclays") and The PNC Financial Services Group, Inc. ("PNC") each have a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and those of Barclays and its affiliates (the "Barclays Entities"), with respect to the Funds and/or other accounts managed by BlackRock, PNC or Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Funds, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in the Funds should be aware, and which may cause conflicts of interest that could disadvantage the Funds and their shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Funds.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Funds may invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on the Funds' performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable than those obtained by the Funds.

When BlackRock and its Affiliates or the Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Funds.  In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Funds are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Funds, market impact, liquidity constraints, or other factors could result in the Funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Funds could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Funds to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Funds may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by the Funds may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Funds may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Funds have invested, and those activities may have an adverse effect on the Funds. As a result, prices, availability, liquidity and terms of the Funds' investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Funds' investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Funds. Moreover, it is possible that the Funds will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Funds' activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Funds, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Funds.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Funds in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Funds may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of the Funds.  The Funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Funds.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with BlackRock and its Affiliates or Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by the Funds.  The Funds' use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds.  The Funds will be required to establish business relationships with their counterparties based on the Funds' own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with the Funds' establishment of their business relationships, nor is it expected that the Funds' counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Funds' creditworthiness.

Purchases and sales of securities for the Funds may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Management of the Funds – Proxy Voting Policies."

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of the Funds. Increasing the Funds' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Funds' expense ratio.

It is possible that the Funds may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. The Funds also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Funds and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for the Funds, BlackRock is not permitted to obtain or use material non-

public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit the Funds' flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Funds' pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Funds' pricing vendors.  While BlackRock will generally communicate its valuation information or determinations to the Funds' pricing vendors and/or fund accountants, there may be instances where the Funds' pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Calculation of Net Asset Value", when market quotations of direct investments that are not Portfolio Funds are not readily available or are believed by BlackRock to be unreliable, the Funds' direct investments that are not Portfolio Funds may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds' Board of Directors. When determining an asset's "fair value," BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's sale or repurchase of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.  All of the Funds' positions in Portfolio Funds are valued at fair value by BlackRock pursuant to procedures adopted by the Funds' Board of Directors.

To the extent permitted by applicable law, the Funds may invest all or some of their short term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Funds, to the extent permitted by the 1940 Act, may pay their share of expenses of a money market fund in which it invests, which may result in the Funds bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Funds. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Funds. To lessen the possibility that the Funds will be adversely affected by this personal trading, the Funds, the Distributor and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Funds, except that the Funds may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Funds as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Funds to purchase and another client of BlackRock to sell, or the Funds, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Funds may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of Barclays Entities are directors or officers of the issuer.  The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.  These limitations may cause the Funds to invest in different portfolios than other BlackRock funds which may result in the Funds investing on less advantageous terms that such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When the Funds' actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for a Fund with an expense cap in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock's portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

ADDITIONAL CONFLICTS OF INTEREST RELATING TO ALTERNATIVE STRATEGY MANAGERS

In addition to the conflicts listed above, the following conflicts specific to BMACS, BAI and the various investment teams (collectively, the "Alternative Strategy Managers") may arise by virtue of the business activities of the Alternative Strategy Managers.

The Alternative Strategy Managers spend substantial time and attention on other business activities, including other clients for which they provide investment management or investment advisory services. The terms related to these other clients may differ materially from those applicable to an investment in the Units, even though certain of these other clients pursue a similar, identical or overlapping investment objective and strategy as the Funds.

The business activities of the Alternative Strategy Managers may give rise to direct or indirect interaction between or among the Alternative Strategy Managers, the Funds, Managers, Portfolio Funds, other clients and/or any of their respective affiliates, officers, directors, shareholders, members, partners or employees. The Alternative Strategy Managers may recommend, facilitate or otherwise assist with various investment or other business activities on behalf of such parties and may receive separate compensation for such activities.  No fees or other compensation payable by the Funds or the unitholders will be reduced by such separate compensation.  Any such interaction or activities may involve potentially material conflicts of interest. Moreover, it is possible that the Alternative Strategy Managers may face, in certain circumstances, competing fiduciary and regulatory duties owed to the Funds and other clients.  The Alternative Strategy Managers undertake to resolve such conflicts of interest in a fair and equitable manner, which resolution may not necessarily maximize the benefit to the Funds.

Employees of the Alternative Strategy Managers may, from time to time, become members of advisory committees, boards of directors or similar formal and informal advisory or governance bodies to Portfolio Funds. Matters referred to those advisory boards may include a number of subjects, such as conflicts of interests involving the Portfolio Fund's management, investment, pricing and other investment-related policies and general sharing of investment and market information or ideas. The Alternative Strategy Managers believe that participation on these bodies provides an opportunity to better understand the relevant Portfolio Fund and its management. But it is also possible that participation on these bodies could require or result in limitations on the investment decisions of the Funds, including as a result of the application of various restrictions contained in the 1940 Act. For example, knowledge of material information not generally known to investors could limit redemptions by the Funds or may limit the Funds' ability to buy or sell investments in Portfolio Funds. Additionally, serving in such capacities could result in the Portfolio Fund being deemed an "affiliated person" of the Funds under the 1940 Act, thus giving rise to restrictions on various types of transactions between the Funds and the Portfolio Fund, including restrictions on the Funds' purchase and redemption of units in the Portfolio Fund. When considering whether to participate on a particular body, the Alternative Strategy Managers will balance the known and expected positive and negative aspects of such participation and determine whether to participate on that basis.

In addition, the Alternative Strategy Managers have, and in the future may develop, business relationships that are independent of the investment management services provided to the Funds. These may include, but are not limited to, lending, depository, brokerage, risk management, investment advisory, security distribution or banking relationships with counterparties to transactions with the Funds or third parties that also provide investment management or other services to the Funds, including Portfolio Funds and Managers.

Affiliates of the Alternative Strategy Managers may provide other services or advice to third parties that invest in Portfolio Funds, in which case the scope of advice or services and any related compensation to such Alternative Strategy Manager affiliates will be specified in separate agreements.  In connection with investments by third parties in Custom Funds, the Alternative Strategy Manager or an affiliate may provide services for a fee to those third parties or may otherwise be positioned differently with respect to such third parties, which may create conflicts for the Alternative Strategy Manager.  No fees or other compensation payable to the Advisors by the Funds or the Members will be reduced by payment of such fees.

In circumstances in which a Member invests in the Funds in connection with asset allocation or other investment advice received from an Alternative Strategy Manager or one of its affiliates (the "Allocation Advisor") the investment advice to the Member with respect to the Funds will be governed by an agreement negotiated between the Member and the Allocation Advisor and may include the payment of investment management or performance fees in addition to those charged in connection with an investment in the Funds. The decision by the Allocation Advisor to select or recommend a fund managed by an affiliated investment manager, including the Funds, may present a potential conflict of interest.

CONFLICTS OF INTEREST RELATING TO THE MANAGERS

The Advisors anticipate that each Manager will consider participation by the applicable Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Manager for other portfolio funds and accounts managed by the Manager ("Manager Accounts") that pursue investment programs similar to that of the applicable Portfolio Fund or the Funds.  However, there can be no guarantee or assurance that a Manager will follow such practices or that a Manager will adhere to, and comply with, its stated practices, if any.  In addition, circumstances may arise under which a Manager will cause its Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Manager will commit assets of the Portfolio Fund.  Circumstances may also arise under which a Manager will consider participation by its Manager Accounts in investment opportunities in which the Manager intends not to invest on behalf of the Portfolio Fund, or vice versa.

Situations may occur where the Funds could be disadvantaged by investment activities conducted by the Manager for the Manager Accounts.  These situations may arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by Portfolio Funds in which the Funds and/or Manager Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Portfolio Fund's position; (ii) legal prohibitions on the Co-Investors' participating in the same instruments; (iii) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (iv) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Manager may from time to time cause Portfolio Funds to effect certain principal transactions in securities with one or more Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Manager determined it was appropriate for the Portfolio Fund to purchase and a Manager Account to sell, or the Portfolio Fund to sell and the Manager Account to purchase, the same security or instrument on the same day.

Each Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Portfolio Funds, and may have conflicts of interest with respect to investments made on behalf of Portfolio Funds in which the Funds participate.  As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Manager that are the same as, different from or made at different times than positions taken for the Portfolio Fund in which the Funds participate.  Future investment activities of the Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Funds and their Members.

Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Manager or its affiliates.  In addition, Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Manager) may provide to one or more Manager Accounts.

CODES OF ETHICS

Each of the Funds, the Advisor, the Sub-Advisor and the Distributor has adopted a code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.  Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Fund.  The Codes of Ethics are available on the EDGAR Database on the SEC's website at www.sec.gov.  In addition, the Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete a Feeder Fund's subscription agreement ("Subscription Agreement") and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Feeder Fund.  As noted above, certain Eligible Investors are eligible to purchase the FB Core Fund or the FB TEI Core Fund, as applicable.  If you are not eligible to purchase the FB Core Fund or the FB TEI Core Fund, you will be eligible to purchase the Core Fund or the TEI Core Fund, as applicable.

An investment in a Feeder Fund involves risks and it is possible that an investor may lose some or all of its investment.  In addition, an investment in a Feeder Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Feeder Fund to meet their foreseeable liquidity needs.  Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs.  See "General Risks."  Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Funds.

Core Funds

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" as defined in Regulation D under the Securities Act and as amended by the Dodd-Frank Act.  An "accredited investor" includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person's spouse) immediately prior to the time of purchase in excess of $1 million (excluding the value of that individual's primary residence); or (ii) an individual who has income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  Other categories of "accredited investor" or other eligible investor standards applicable to companies and other investors are set forth in the Subscription Agreement. In addition, Units in the Core Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  Additional requirements are set forth in the form of Subscription Agreement.  Investors who meet the qualifications set forth in the form of Subscription Agreement are referred to in this Prospectus as Eligible Investors.

An investment in the Core Funds will generate UBTI for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors.  Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds.

All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Units (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Units are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

TEI Core Funds

Generally, the Subscription Agreement requires that an investor certify that it is an "accredited investor" for purposes of Regulation D under the Securities Act and as amended by the Dodd-Frank Act.  Categories of "accredited investor" and other eligible investor standards applicable to TEI Core Funds Eligible Investors are set forth in the Subscription Agreement.

The TEI Core Funds are offered only to TEI Core Funds Eligible Investors, which include non-U.S. investors and the following U.S. Tax-Exempt Investors:  (i) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code, by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans;

and (vi) state colleges and universities.  TEI Core Funds Eligible Investors that purchase Units in the TEI Core Funds are referred to from time to time in this Prospectus as "TEI Core Funds Members."

Investors who meet the qualifications set forth in the Subscription Agreement are referred to in this Prospectus as Eligible Investors.  All prospective investors must complete a Subscription Agreement in which they certify that, among other things, they meet the foregoing requirements and that they will not transfer their Units (or any portion thereof) except in accordance with the LLC Agreement.  Existing Members who request to purchase additional Units are required to qualify as Eligible Investors and to complete an additional Subscription Agreement prior to the additional purchase.

PURCHASING UNITS

Units are offered at a price equal to their net asset value per Unit (plus a sales load for the Core Fund and the TEI Core Fund) for purchase as of the first Business Day of each calendar month (previously defined as the "Membership Date"), except that the Feeder Funds may offer Units more or less frequently as determined by the respective Board. The minimum initial investment from each investor is $50,000, and the minimum for subsequent subscriptions is $10,000.  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $1,000.  Each Feeder Fund, in its sole discretion, may waive or modify any minimum investment amount. A financial intermediary may establish higher minimum investment requirements than the Feeder Funds.

An investor purchases Units in the respective Feeder Fund. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the respective Feeder Fund's capital.  An investor's capital account is used to facilitate tax reporting to the investor.  Each Unit subscribed for represents a capital contribution to the respective Feeder Fund in that amount, excluding any applicable sales charges.

The initial net asset value per Unit is $10.00.

A prospective investor must submit a completed Subscription Agreement to the financial intermediary through which such investor is purchasing Units at least six Business Days prior to the Membership Date or by such other date as determined by the Feeder Fund in its discretion and communicated to the investor. A Member generally may subscribe for additional Units by completing an additional Subscription Agreement, unless otherwise determined by the Advisors.  A Subscription Agreement generally requires a Member to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Fund, the Advisors, the Administrator and the Distributor (the "Fund Parties") as a result of any misrepresentations made by the Member in the Subscription Agreement.  The Funds will rely on, without investigation, a Member's financial advisor to furnish to it a completed Subscription Agreement (as well as any information required to be provided by the Member pursuant to the Subscription Agreement), and the Fund Parties will not be liable to the Member or any other party for such reliance.  In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Subscription Agreement concerning the Member is accurate or that any information required to be provided by a Member is accurate or that it is provided to the Funds in a timely manner.

Except as otherwise permitted by the Boards, initial and subsequent purchases of Units will be payable in cash in one installment.  All purchases are subject to immediately available funds in the full amount of the purchase being available in an investor's account with its financial intermediary at least three Business Days prior to the applicable Membership Date or such other date as the Funds may determine in their discretion and communicate to investors (previously defined as the "Subscription Date").  At the close of business on the Subscription Date, each Fund will either accept or reject an investor's subscription and, if accepted, the investor's subscription amount will be credited to the Fund's account.  The investor, however, will not become a Member of a Fund and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement until the Membership Date.  An investor will become a Member of a Fund, and begin to participate in the Fund's returns, on the Membership Date.  For subscriptions made after the initial closing date, the number of Units to be received by a Member in respect of any additional subscription will be based on the net asset value of a Unit determined as of the close of business on the last Business Day of the calendar month preceding the Membership Date in respect of such additional subscription.  An investor's additional subscription amount will be credited to a Fund's account on the Subscription Date, although the number of Units denominating the additional subscription amount may not be determined until approximately 25 days after the Membership Date in respect of such additional subscription and the investor will not become a Member of the Fund in respect of such additional Units and will have no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement in respect of such additional Units until the Membership Date in respect of such additional subscription.

Generally speaking, the Portfolio Funds in which the Funds invest have similar subscription processes as the Funds.  For example, a Portfolio Fund will typically require receipt of cleared funds at least several Business Days prior to the date an investor begins participating in the Portfolio Fund's returns.  As such, the subscription process described above, including acceptance by the Funds of a prospective investor's subscription at least three Business Days prior to the Membership Date, is designed in part to ensure each Fund will be able to invest in Portfolio Funds in a timely manner.

Despite the Subscription Date being at least three Business Days prior to the Membership Date, as discussed above an investor does not become a Member of a Fund and has no other rights (including, without limitation, any voting rights) under the Fund's LLC Agreement until the Membership Date.  Between the time a Fund accepts an investor's subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund's returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Units are being offered only to investors that meet all requirements to invest in the Feeder Funds.  Each Feeder Fund, acting through the Distributor and the financial intermediaries, will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.  The offering may be terminated, suspended or resumed by a Feeder Fund or the Distributor at any time.

Financial intermediaries also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Feeder Funds that are in addition to the fees, terms and conditions set forth in this Prospectus.  Such terms and conditions are not imposed by the Feeder Funds, the Distributor or any other service provider of the Funds.  Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Member's ability to subscribe for Units, or otherwise transact business with the Feeder Funds.  Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

REPURCHASES OF UNITS

No Right of Redemption

No Member or other person holding Units acquired from a Member will have the right to require the Feeder Funds to redeem the Units.  No public market for Units exists, and none is likely to develop in the future.  Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Feeder Funds, as described below.

Repurchases

Each Feeder Fund may, from time to time, repurchase Units from their respective Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the respective Board may determine in its sole discretion.  Each such tender offer may be limited and will generally apply to up to 10% of the net assets of the respective Feeder Fund at that time.  In this regard, even if the Fund makes a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Members, a Fund may, consistent with the 1934 Act, decide to repurchase only a pro rata portion of the Units tendered by each Member. Each tender offer will be made and shareholders will be notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.

In determining whether a Feeder Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board of each Feeder Fund that such Feeder Fund conduct a tender offer to repurchase Units from Members quarterly with tender offer Valuation Dates occurring on the last Business Day of March, June, September and December, with the Valuation Date for the first such tender offer not being prior to the last Business Day of June in 2013.  However, the Feeder Funds are not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when Portfolio Funds suspend redemptions. The Feeder Funds will require that each tendering Member tender a minimum of $10,000 worth of Units, subject to a Board's ability to permit a Member to tender a lesser amount in its discretion.

The Board will generally not approve a tender offer for the Funds if No Periodic Liquidity Assets (as defined below) represent greater than 40% of the Master Fund's net assets (as of the Funds' most recent Valuation Date), unless the Board concludes in its discretion that approving a tender offer would nonetheless be in the best interests of the Funds and their Members.  If (i) the Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund's assets, and (ii) No Periodic Liquidity Assets represent greater than 40% of the Master Fund's net assets as of the Valuation Date falling on the last Business Day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Funds is in the best interests of each Fund and its Members.  As used herein, "No Periodic Liquidity Assets" means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

A 2.00% early repurchase fee will be charged to any Member that tenders its Units to a Feeder Fund in connection with a tender offer with a Valuation Date that is prior to the Business Day immediately preceding the one-year anniversary of the Member's purchase of the respective Units.  For example, if a Member purchases Units in January of year 1, such Member would be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or prior to) September 30 of year 1, but would not be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or later than) December 31 of year 1.  This early repurchase fee would apply separately to each purchase of Units made by a Member.  The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Funds for the costs incurred in liquidating securities in the Feeder Funds' portfolio in order to honor the Member's repurchase request and to discourage short-term investments which are generally disruptive to the Feeder Funds' investment program.  If applicable, the early repurchase fee will be deducted from the repurchase proceeds paid to the Member.

In determining whether to accept the Advisors' recommendation to repurchase interests, the Board may consider the following factors, among others:

•	whether any Members have requested to tender Units to the Feeder Fund;

•	the liquidity of the Master Fund's assets (including fees and costs associated with the Master Fund withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Feeder Fund or the Master Fund, as the case may be;

•	the history of the Feeder Fund in repurchasing Units;

•	the availability and quality of information as to the value of the Master Fund's interests in underlying Portfolio Funds;

•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Feeder Fund or the Master Fund of any proposed repurchases of Units; and

•	the recommendations of the Advisors.

The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Funds and to all Members of the Funds.  The value of a Member's Units that are being repurchased will be equal to their aggregate net asset value as of the Valuation Date.  When the Board determines that a Feeder Fund will repurchase Units, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members deciding whether to tender Units during the period that a tender offer is open may obtain the estimated aggregate NAV of their Units by calling the contact number provided in the Member's repurchase materials.  Any such estimated NAV will not be any more recent than the NAV as of the Funds' last Valuation Date.

Repurchases will be effective as of the end of the Notice Date Period (as defined below) after receipt and acceptance by the Feeder Fund of all eligible written tenders of Units from its Members.  Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the LLC Agreement of the Feeder Funds and will be distributed to all tendering Members on a proportionate basis.  If, however, payments are made in kind to a tendering Member, such Member may incur tax liability and brokerage costs in converting such securities to cash.  The Feeder Funds do not impose any charges in connection with repurchases of Units (except for the 2.00% early repurchase fee described above).

From the end of the Notice Date Period, Members whose written tenders of Units have been accepted by the Feeder Funds will continue to remain subject to the risk of fluctuations in the net asset value of Units until the Valuation Date. Additionally, Members who receive in-kind payment in respect of their accepted tenders will, after the Valuation Date, remain subject to the risk of fluctuation of the value of such assets received in-kind and, to the extent such assets are Portfolio Funds, to the fees and expenses of each such Portfolio Fund.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Feeder Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Feeder Fund expects to employ the following repurchase procedures:

•
If the Board elects to offer to repurchase Units in a Feeder, the Feeder Fund will send each Member a tender offer that explains the terms and conditions of the repurchase.  This tender offer will be sent to Members approximately 95 calendar days prior to the Valuation Date for the repurchase, which is generally expected to be the last Business Day of March, June, September or December.  Members will have at least 20 Business Days (usually, approximately 30 calendar days) to notify the Feeder Fund that the Member has elected to tender Units to the Feeder Fund; thus a Member will generally have to notify the Feeder Fund of the Member's election to tender Units to the Feeder Fund between approximately 95 and 65 calendar days prior to the Valuation Date (the "Notice Date Period"). This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would generally be between September 27 and October 27.  Units or portions of them will be valued as described below.

•
Immediately after the Notice Date Period, each Member whose Units (or portion of them) have been accepted for repurchase will be bound by the terms of a repurchase instrument (the "Repurchase Instrument"), as set forth in the applicable Feeder Fund's LLC Agreement, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Units.

•
The Repurchase Instrument will be un-certificated, non-interest bearing, non-transferable and non-negotiable.  A Member who becomes bound by the terms of a Repurchase Instrument (the "Payee") shall retain all rights, with respect to tendered Units, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Member of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the applicable Feeder Fund's LLC Agreement.  For purposes of calculating the value of the Repurchased Units, the amount payable to the Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the Repurchased Units until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the Repurchased Units will be calculated in accordance with the foregoing sentence.

•
Once bound by the terms of a Repurchase Instrument, an investor will no longer be a Member of the respective Feeder Fund and will not have the rights of a Member, including without limitation voting rights.

•
If an investor has tendered all of its Units for repurchase, and the applicable Feeder Fund has accepted all of such investor's Units for repurchase, payment in respect of the Repurchase Instrument will be made as follows:

o
An initial payment equal to approximately 95% of the amount required to be paid under such Repurchase Instrument will be made as of the later of (i) any Business Day that is within 45 days after the Valuation Date for the repurchase, or (ii) if the Feeder Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Feeder Fund has received at least 95% of the aggregate amount withdrawn from the Portfolio Funds.

o
The balance due under the Repurchase Instrument will be paid promptly after the completion of the annual audit of the Feeder Fund's financial statements for the fiscal year in which the Valuation Date for the repurchase falls.  The balance due under the Repurchase Instrument will be subject to adjustment as a result of the Feeder Fund's annual audit or as a result of any other corrections to the Feeder Fund's net asset value as of the Valuation Date for the repurchase arising other than as a result of the Feeder Fund's annual audit.

o
If an investor tenders more than 95% of the value of its Units, and the applicable Feeder Fund has accepted more than 95% of the value of an investor's Units (in either case, measured as of March 31 of the fiscal year ending immediately prior to the fiscal year in which the Valuation Date for the repurchase falls) for repurchase, such investor will be treated as having tendered (and the applicable Feeder Fund will be treated as having accepted) all of its Units for repurchase for purposes of making payments in respect of the Repurchase Instrument.

•
If an investor tenders 95% or less of the value of its Units, or if the applicable Feeder Fund has accepted 95% or less of the value of an investor's Units (in either case, measured as of March 31 of the fiscal year ending immediately prior to the fiscal year in which the Valuation Date for the repurchase falls) for repurchase, payment in respect of the Repurchase Instrument will be made as follows:

o
The full amount required to be paid under such Repurchase Instrument will be paid as of the later of (i) any Business Day that is within 45 days after the Valuation Date for the repurchase, or (ii) if the Feeder Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Feeder Fund has received 100% of the aggregate amount withdrawn from the Portfolio Funds.

o
If the Feeder Fund's net asset value as of the Valuation Date for the repurchase is adjusted as a result of the Feeder Fund's annual audit, or as a result of any other corrections to the Feeder Fund's net asset value as of the Valuation Date for the repurchase arising other than as a result of the Feeder Fund's annual audit, then the Feeder Fund will, as promptly as practicable, decrease such Member's capital account balance by the amount of any overpayment, or increase such Member's capital account balance by the amount of any underpayment, as applicable.

•
No interest will be paid on any unpaid repurchase proceeds. The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date for the repurchase. A Feeder Fund's net asset value will only be adjusted or corrected as described under the heading "Calculation of Net Asset Value; Valuation."

•
Although the amounts required to be paid by a Feeder Fund under the Repurchase Instrument will generally be paid in cash, the Feeder Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.  The Feeder Fund intends to make an in-kind payment only under the limited circumstance where the Feeder Fund receives an in-kind distribution from Portfolio Funds of transferable securities that the Feeder Fund cannot liquidate itself prior to making the distribution.

If modification of the Feeder Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will to the extent practicable adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates hold Units in the capacity of a Member, the Units may be tendered for repurchase in connection with any tender offer made by the Feeder Fund.

A Member tendering only a portion of its Units for repurchase will be required to continue to hold Units with a value of at least $25,000 (or any lower amount equal to the Member's initial subscription amount) after giving effect to the repurchase, subject to the Board's ability to permit a Member to continue to hold Units in a lesser amount in its discretion. If a Member tenders an amount that would cause the value of its Units in the Feeder Fund to fall below the required minimum, the Feeder Fund reserves the right to reduce the amount to be repurchased from the Member so the value of the Member's Units is above the minimum or to repurchase all of the Member's Units.

Each Feeder Fund's assets consist primarily of interests in the Master Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, the Feeder Fund may find it necessary to liquidate a portion of their respective interests in the Master Fund.  The Feeder Funds may withdraw a portion of their respective interests in the Master Fund only pursuant to repurchase offers by the Master Fund.  The Feeder Funds will not conduct repurchase offers for Units unless the Master Fund simultaneously conducts a repurchase offer for its interests.

The Master Fund Board expects that the Master Fund will offer to repurchase Units from its members (i.e., the Feeder Funds) on a quarterly basis in order to permit the Feeder Funds to conduct repurchase offers for their Units.  Each time the Feeder Funds make a tender offer for their Units, it is expected that the Master Fund will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase.  At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund.  However, there is no assurance that the Master Fund Board will, in fact, decide to undertake any repurchase offer.  The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members.

Payment for repurchased Units may require the Master Fund to liquidate portfolio holdings earlier than the Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Funds' investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Units also may result in the Funds incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds.

The LLC Agreement grants the Board the authority to repurchase the Units, or any portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Board in its sole discretion determines that:

•	the Units had been transferred or vested in any person in violation of the Feeder Fund's LLC Agreement;

•
ownership of the Units by a Member or other person is likely to cause the Feeder Fund to be in violation of, or subject the Feeder Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Units by a Member may be harmful or injurious to the business or reputation of the Feeder Fund, or may subject the Feeder Fund or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Member or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•
ownership of the Units by the Member would cause the Feeder Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the Securities Act, the 1934 Act or the 1940 Act; or

•	if such repurchase would be in the best interest of the Feeder Fund, including without limitation in connection with the liquidation or termination of the Feeder Fund.

In the event that the Board determines that the Feeder Fund should, without the additional consent of the Member, repurchase the Units of such Member, or any person acquiring Units from or through the Member, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

•
Units (or portions thereof) will be valued in accordance with the Funds' valuation and liquidity procedures as of the "Compulsory Repurchase Valuation Date" (which date, unless otherwise determined by the Board, shall be the last Business Day of the quarter in which the Fund intends to repurchase the Units);

•
Promptly after the Board determines that the Feeder Fund should repurchase the Units of a Member, or any person acquiring Units from or through a Member, pursuant to the authority granted in the LLC Agreement, the Fund will give to such person whose Units (or portion thereof) have been called for repurchase (a "Compulsorily Repurchased Member") notice of the Feeder Fund's intent to repurchase the Units, which will contain an effective date upon which such Compulsorily Repurchased Member will cease to be a Member of the Fund and the expected Compulsory Repurchase Valuation Date for such Units;

•
On the effective date set forth in the notice to the Compulsorily Repurchased Member, the Compulsorily Repurchased Member will cease to be a Member and will be bound by the terms of a repurchase instrument (the "Compulsory Repurchase Instrument"), as set forth in the applicable Feeder Fund's LLC Agreement, entitling the Compulsorily Repurchased Member to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Units; and

•
The Compulsory Repurchase Instrument will be un-certificated, non-interest bearing, nontransferable and non-negotiable.  A Member who becomes bound by the terms of a Compulsory Repurchase Instrument (the "Compulsory Repurchase Instrument Payee") shall retain all rights, with respect to tendered Units, to inspect the books and records of the Feeder Fund and to receive financial and other reports relating to the Feeder Fund until the payment date.  Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Member of the Feeder Fund and shall have no other rights (including, without limitation, any voting rights) under the applicable Feeder Fund's LLC Agreement.  For purposes of calculating the value of the Repurchased Units, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Feeder Fund income, gains, losses, deductions and expenses that the Compulsory Repurchase Instrument Payee would have been allocated for tax and book purposes had the Compulsory Repurchase Instrument Payee remained the owner of the Repurchased Units until the Valuation Date.  If the Feeder Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Feeder Fund is liquidated or dissolved and the value of the Repurchased Units will be calculated in accordance with the foregoing sentence.

•
Initial payment in respect of the Compulsory Repurchase Instrument will be made as of the later of (i) any Business Day that is within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Feeder Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten Business Days after the Feeder Fund has received at least 95% of the aggregate amount withdrawn from such Portfolio Funds.  Payment in respect of the Compulsory Repurchase Instrument will generally be made in two installments.  The initial payment in respect of the Compulsory Repurchase Instrument is generally expected to consist of approximately 95% of the amount required to be paid under such Compulsory Repurchase Instrument.  The balance due under the Compulsory Repurchase Instrument is generally expected to be paid promptly after the completion of the annual audit of the Feeder Fund's financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Feeder Fund's annual audit or as a result of any other corrections to the Feeder Fund's net asset value as of the Compulsory Repurchase Valuation Date arising other than as a result of the Feeder Fund's annual audit.  No interest will be paid on any unpaid repurchase proceeds.  The Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Compulsory Repurchase Valuation Date.  A Feeder Fund's net asset value will only be adjusted or corrected as described under the heading "Calculation of Net Asset Value; Valuation."

Transfers of Units

A Member may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Units, including, without limitation, any portion of a Unit (such as a right to distributions), to any person (collectively a "Transfer" and each a "Transferee"), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion.  Any permitted Transferee will be bound by the Funds' LLC Agreement and the agreements contained in the Funds' Subscription Agreement without any action on their part.

No assignee, purchaser or Transferee may be admitted as a substitute Member, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion.  Any Transferee who has obtained such Units by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member having taken place, and the determination as to the adequacy of such documentation may be made by the applicable Board in its sole and absolute discretion.  In this regard, the applicable Board may refuse to admit a Transferee who has obtained such Units by operation of law as described above as a substitute Member of a Fund and may effect a compulsory repurchase of such Units in accordance with the terms of the LLC Agreement.  Notwithstanding the foregoing, the LLC Agreement permits Members to hold Units in a collateral account with a financial intermediary.

No Transfer will be permitted unless the Board of the Feeder Fund concludes that such Transfer will not cause the Feeder Fund to be treated as a "publicly traded partnership" taxable as a corporation for U.S. federal income tax purposes.  Any Transfer made or purported to be made that is in violation of the applicable Fund's LLC Agreement shall be void and of no effect.  To the extent any Member, Transferee or successor Member is purported to have transferred any economic interest in a Feeder Fund in violation of such Feeder Fund's LLC Agreement, such Feeder Fund shall not recognize such action and the Board may terminate all or any part of the Unit of such Member, Transferee or successor Member at no value or such value as the Board determines in its sole and absolute discretion and the Member, Transferee or successor Member will forfeit all or such portion of its Units in connection with such termination as determined by the Advisor in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Member may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Member or otherwise or a Transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board's sole and absolute discretion and any such permitted Transferee shall become automatically subject to and bound by the terms of the Repurchase Instrument or Compulsory Repurchase Instrument, as the case may be, without any action on their part.

The Board has delegated its decision making authority on Transfers, subject to all Transfers being in compliance with the 1940 Act, to officers of the Funds and the Advisors.  However, such delegation is subject to revocation by the Board at any time.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Funds will calculate its net asset value ("NAV") as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the applicable Fund's Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below (each such day, a "Valuation Date").

The NAV of a Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV per Unit equals the NAV of a Fund divided by the number of its outstanding Units. Because the Feeder Funds intend to invest all or substantially all of their investable assets in the Master Fund (in the case of the TEI Core Funds, indirectly through the Offshore Funds), the value of the assets of the Feeder Funds will depend on the value of their share of the Portfolio Funds or other investments, less all of its liabilities, in which the Master Fund invests. Because the FB Core Fund and the FB TEI Core Fund will not charge ongoing distribution fees, the NAVs of these Feeder Funds may differ from the NAVs of the Core Fund and the TEI Core Fund since the FB Core Fund and the FB TEI Core Fund will have lower annual operating expenses.

With respect to securities for which market values are not readily available, including Portfolio Funds, it is the Board's responsibility to, in good faith, determine the fair value of such securities.  The Board has adopted and approved written policies and procedures (the "Valuation Procedures") for the purpose of determining the value of securities held by the Funds, including the fair value of the Funds' investments in Portfolio Funds, and has delegated to the internal valuation committee of the Advisor and its registered investment advisory affiliates (the "Valuation Committee") the responsibility for the day-to-day oversight of the valuation of the Funds' investments pursuant to the Valuation Procedures.  As a general principle, the fair value of an asset should reflect the amount that the Funds might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Funds believe to be reliable.  The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on an annual basis.

Valuation of Portfolio Funds

General Policies

In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Funds might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arms' length transaction.  In general, the Advisor will rely primarily on any estimated or actual (as applicable) unaudited values provided by the Portfolio Fund Manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund.  It is anticipated that these unaudited values will be prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), and will, in effect, be the fair value of the Portfolio Fund's assets less such Portfolio Fund's liabilities.  The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

In circumstances where, taking into account the factors and considerations set forth in the Valuation Procedures, the Advisor has reason to believe that the most recent value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in such Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in such Portfolio Fund.  Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth in the Valuation Procedures may be the only indicators of the value of an interest in such Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of the Funds' interest in such Portfolio Fund.  In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where such Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as "Adjusted Fair Valued Assets"), such valuations will be subject to review and approval by the Valuation Committee as outlined in the Valuation Procedures.

The Funds will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements.  In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund's valuation policies and procedures for appropriateness in light of the Funds'

obligation to fair value their assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund.  As part of this assessment, the Advisor evaluates, among other things, a Portfolio Fund's practices in respect of creating "side pockets" and such Portfolio Fund's valuation policies and procedures in respect of any such "side pockets."  The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

Hedge Funds and Real Estate Funds

Typically, the Funds' administrator will receive unaudited values from any Portfolio Funds that are hedge funds or real estate funds, or their respective administrators, on a monthly basis and audited values on an annual basis.  In general, it is anticipated such unaudited values for each month will be available prior to the finalization of the calculation of the Funds' NAV as of the Valuation Date for that month. In some cases, these Portfolio Funds only may provide estimated unaudited values before they provide actual unaudited values for a particular month.

In general, prior to investing in any Portfolio Fund that is a hedge fund or real estate fund, and periodically thereafter, the Advisor's due diligence process may include, but not be limited to: (1) in the case of any applicable Portfolio Fund, comparison between monthly estimated and final unaudited valuations of such Portfolio Fund with documentation received by BlackRock on variances exceeding a pre-determined threshold, (2) due diligence questionnaires and communications with Managers of such Portfolio Funds, including onsite visits, to review investment performance and compliance and operational procedures, (3) review of annual audited financial statements of such Portfolio Fund, and/or (4) any other measures deemed appropriate under the circumstances.

As stated above, the Advisor will primarily rely on any unaudited values provided by the Portfolio Fund Manager.  However, additional factors that may be relevant in determining the value of an interest in a Portfolio Fund that is a hedge fund or real estate fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of any applicable indices, (2) publicly available information regarding such Portfolio Fund's underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Fund by such Portfolio Fund, or the failure to provide information as agreed to in such Portfolio Fund's offering materials or other agreements with the Funds.

Private Equity Funds and Real Asset Funds

Typically, the Funds' administrator will receive unaudited values from Portfolio Funds that are private equity funds or real asset funds on a quarterly basis and audited values on an annual basis.  In general, it is anticipated that such valuation information from these Portfolio Funds will generally be available 60 days or more after each quarter-end and/or 120 or more days after each year-end.  Therefore, the most recently provided valuation information from these Portfolio Funds for purposes of calculating the Funds' monthly NAV will typically be adjusted by the Advisor pursuant to the Valuation Procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds, as described below.  In this respect, such Portfolio Fund valuations will be treated as Adjusted Fair Valued Assets and will be subject to review and approval by the Valuation Committee as outlined in the Valuation Procedures.

In general, prior to investing in any private equity fund or real asset fund, and periodically thereafter, the Advisor's due diligence process may include, but not be limited to: (1) review of such fund's unaudited quarterly and audited annual financial statements and other investment reports for any indication of valuation issues, (2) discussions with such fund's management regarding the status of its investment portfolios, which will be conducted on at least a quarterly basis, and/or (3) any other measures deemed appropriate under the circumstances.

The Funds will only invest in private equity funds or real asset funds that provide unaudited valuation statements on a quarterly basis.  In valuing private equity fund or real asset fund interests held in the Funds' portfolio, the Advisor will rely primarily on such unaudited valuation statements received from such funds, as indicated above.  It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is significantly earlier than the date as of which the Funds are calculating their respective NAVs.  In these circumstances, and in other situations where the Advisor determines that the consideration of the following factors is relevant to determining the value of an interest in a private equity fund or a real asset fund, such fund's reported value will generally be adjusted for (1) cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values, (2) changes in the valuation of relevant indices, and (3) such other factors that the Advisor deems appropriate, including those set forth in greater detail below, as well as any publicly available information regarding such fund's portfolio companies and/or assets (i.e., idiosyncratic factors).

Other factors that may be relevant in determining the value of an interest in a Portfolio Fund that is a private equity fund or real asset fund, in addition to those other factors and considerations set forth above and in the Valuation Procedures, include (i) information provided to the Funds or to the Advisor by such fund, or the failure to provide such information as agreed to in such fund's offering materials or other agreements with the Funds, (ii) relevant news and other public sources, (iii) known secondary market transactions in the fund's interests (to the extent deemed a credible indication of value) and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above.  As part of the Advisor's ongoing due diligence process, the Advisor will compare its fair valuation of the Funds' interests in a private equity fund or a real asset fund to such fund's quarterly valuation statement for that particular period for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward, including, for example, any adjustments to the relevant indices discussed above.

Adjustments

Although the Valuation Procedures approved by the Board provide that the Advisor may, in certain circumstances, rely primarily on the valuations provided by the Managers or their administrators, neither the Valuation Committee nor the Advisors will be able to confirm independently the accuracy of any unaudited valuations provided thereby.  For a description of certain risks related to the valuation of Portfolio Funds, see "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

The valuations reported by the Managers of the Portfolio Funds, upon which the Funds may in certain circumstances primarily rely in calculating their month-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Funds will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date.  In the event that a Portfolio Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Funds, or properly used by the Funds as a component of determining the fair value of their interest in that Portfolio Fund, the Funds will generally not make any retroactive adjustments to their NAVs, or to any amounts paid based upon such NAVs, to reflect a revised valuation.  If, after a Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Member will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Managers or revisions to the NAV of a Portfolio Fund adversely affect the Funds' NAV, the outstanding Units of the Funds will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a NAV per Unit higher than the adjusted amount. Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. New Members, as well as Members purchasing additional Units, may be affected in a similar way because the same principles apply to the subscription for Units.  See "General Risks – Risks Related to Portfolio Funds – Portfolio Valuation."

Valuation of Securities

To the extent the Funds invest directly in securities other than investments in Portfolio Funds (e.g., directly or through separate accounts), the Funds will generally value such assets as described below.

Securities for which market quotations are readily available and not determined by the Advisors to be unreliable shall be valued at their current market value based on market quotations.  Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous pricing information (an "Exchange") are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange, prior to the time as of which the assets or liabilities are valued.  However, other means of determining current market value may be used.  If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used.  In the event there are no sales involving an equity security on a day on which a Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used.  If no bid or ask price is available on a day on which the Fund values such security, the prior day's price will be used, provided that the Advisors are not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security, in which case such asset will be fair valued.

The Advisors may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to no longer reflect the fair value of the security, pricing agents or pricing services ("Pricing Services") approved or ratified by the Funds' Board or a committee thereof or broker-dealers or market makers ("Broker-Dealers").   The use of Pricing Services and Broker-Dealers for determining fair value is in addition to the use of such Pricing Services and Broker-Dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unreliable, or the Advisor believes the values received from the Pricing Services or Broker-Dealers are unreliable, the security or asset is valued at fair value.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board, in consultation with the Advisors, will reevaluate the Funds' fair value methodology to determine, what, if any, adjustments should be made to the methodology.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

Each Fund will maintain a separate capital account on its books for each of its Members. Each Member's capital account will have an initial balance equal to the Member's initial contribution to the capital of the relevant Fund (which may be net of any fee charged directly by a financial intermediary for distribution or investor services), and thereafter, will be (i) increased by the amount of any additional capital contributions by such Member (which may be net of any fee charged directly by a financial intermediary for distribution services or investor services), (ii) decreased for any payments upon repurchase of such Member's Units or any distributions in respect of such Member, and (iii) increased or decreased as of the close of each accounting period (as defined below) by such Member's allocable share of the net profits or net losses of the respective Fund. A Member's capital account will also be adjusted for any amounts debited against the Member's capital account as described below.

Members' capital accounts are adjusted on the last day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Members' capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of a Fund. Each subsequent accounting period begins on the day after the last day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (i) the last day of each fiscal period of a Fund, (ii) the last day of a tax year; (iii) the day preceding any day on which a contribution of capital is made to a Fund; (iv) the effective date of a repurchase of Units (or portion of a Unit) by a Fund or the complete withdrawal by a Member; (v) the day on which a substituted Member is admitted to a Fund; or (vi) any day for which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages (as defined below).

In addition, the final accounting period shall end on the date a Fund dissolves. An "investment percentage" will be determined for each Member as of the start of each accounting period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Investors should note that fees charged directly by a financial intermediary for distribution or investor services may reduce the amount of an initial or subsequent contribution of capital and may impact an investor's capital account.

Allocation of Net Profit and Net Loss

Net profits or net losses of each Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each accounting period in accordance with the Members' respective investment percentages as of the start of such accounting period. These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units.  Net profits or net losses for a Fund will be measured as the net change in the value of the net assets of such Fund, adjusted to exclude any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by a Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the accounting period during which the relevant Fund accrued or paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes accrued or paid. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to such Fund, as a contribution to the capital of the Fund, the amount of the excess. The Funds are not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although to the extent that a Member claims to be entitled to a reduced rate or exemption from a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Fund with such information and forms as such Member may be required to complete to comply with all laws and regulations governing the obligations of withholding tax agents.

Any expenditures payable by a Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by such Fund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for any liabilities, including contingent liabilities as of the date the contingent liabilities become known to the Advisor or the Board. Reserves will be in such amounts (subject to increase or reduction) that a Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, adjusted by any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Taxation of the Core Funds and Core Funds Members

The following is a summary of certain U.S. federal income tax consequences to U.S. taxable persons who purchase the Core Funds' Units in the offering.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular Core Funds Member or to Core Funds Members subject to special treatment under U.S. federal income tax laws. This discussion is limited to Core Funds Members who hold their Units as capital assets.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  Except as otherwise expressly stated in the sub-heading "Tax Status of the Core Funds" below, counsel to the Core Funds has not rendered and will not render any legal opinion regarding any tax consequences relating to the Core Funds or an investment in the Core Funds and the Master Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE "CORE FUNDS" INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE CORE FUNDS BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE CORE FUNDS.

The Core Funds will invest all their assets in the Master Fund. The Master Fund will be treated as a partnership for U.S. federal income tax purposes. Consequently, the Core Funds' income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Core Funds' investment practices and activities, in effect, take into account the investment practices and activities of the Master Fund. Because the exact nature of the Funds' investments is not known at this time, it is not possible to address the specific tax consequences of the Core Funds' investments. Accordingly, the following discussion is intended as a general guide only.

Pursuant to each Fund's LLC Agreement, Members agree not to treat, on their personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund.

Tax Status of the Core Funds.  The Core Funds expect to be treated as partnerships and not as corporations for U.S. federal income tax purposes.  Each of the Core Funds will receive an opinion of its counsel, Skadden, Arps,

Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, it will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  The opinion of Skadden, Arps, Slate, Meagher & Flom LLP is not binding on the IRS or any court.

A limited liability company (such as either of the Core Funds) that has registered under the 1940 Act is treated as a corporation for U.S. federal income tax purposes if it is a publicly traded partnership.  A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).  The Core Funds have represented to Skadden, Arps, Slate, Meagher & Flom LLP that, among other things, neither they, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the LLC Agreements impose significant restrictions on Transfers.  By purchasing a Unit, each Core Funds Member agrees to indemnify and hold harmless the Core Fund or the FB Core Fund, as applicable, such Fund's Board and Advisors, each other Member of such Fund and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of the LLC Agreement and (ii) any misrepresentation made by such Member in connection with any such Transfer.  A similar indemnification will be required to be made by any proposed Transferee of Units.

Ultimately, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the treatment of each of the Core Funds as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Core Funds), the continuation of which cannot be assured.  Skadden, Arps, Slate, Meagher & Flom LLP has not been asked to render a tax-status opinion on either of the Core Funds, or to review such factual environment, after the closing of the initial offering and, thus, will not do so.

If either of the Core Funds were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for that Fund's Members would result.  Such Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Members, thereby materially reducing the amount of any cash available for distribution to Members.  In addition, the Members would be treated as stockholders of a corporation for U.S. federal income tax purposes.  Thus, capital gains and losses and other income and deductions of such Fund would not be passed through to Members, and all distributions by such Fund to Members would be treated as dividends, return of capital and/or gains.

Taxation of Core Funds Members. By reason of their treatment as partnerships for U.S. federal income tax purposes, the Core Funds themselves will not be subject to U.S. federal income tax. Rather, each Core Funds Member in computing its U.S. federal income tax will include its allocable share of its Fund's items of income, gain, loss, deduction and expense for the taxable year of such Fund ending within or with the taxable year of such Member. It is possible that a Core Funds Member's U.S. federal income tax liability with respect to its allocable share of earnings in a particular taxable year could exceed the cash distributions to such Member for the year, thus giving rise to an out-of-pocket payment by such Member.

For U.S. federal income tax purposes, a Core Funds Member's allocable share of its Fund's tax items will be determined by the provisions of the relevant LLC Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the Core Funds' allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Core Funds Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the relevant LLC Agreement.

Nature of Core Funds' Investments. Certain of the Core Funds' investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Core Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. Distributions by the Core Funds generally will not be taxable to a Core Funds Member to the extent of such Member's adjusted tax basis in its Units of the distributing Fund. In addition, a Core Funds Member is allowed to deduct its allocable share of a Fund's losses (if any) only to the extent of such Member's adjusted tax basis in the Units of such Fund at the end of the taxable year in which the losses occur. A Core Funds Member's adjusted tax basis in a Fund's Units is equal to such Member's aggregate capital contributions to such Fund as adjusted by certain items. A Core Funds Member's basis in a Fund's Units is generally increased by the Core Funds Member's allocable share of such Fund's profits (and items of income and gain) and nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any. A Core Funds Member's basis in a Fund's Units is generally decreased by the Core Funds Member's allocable share of such Fund's losses (and items of loss, deduction and expense), the amount of cash distributed by such Fund to the Core Funds Member, such Fund's tax basis of property (other than cash) distributed to the Core Funds Member and any reduction in the Core Funds Member's allocable share of such Fund's nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Core Funds Member's allocable share of a Fund's losses are not allowed because the Member has insufficient adjusted tax basis in its Units in such Fund, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member's adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of a Fund's losses (if any) only to the extent of such Core Funds Member's "at risk" amount in such Fund at the end of the taxable year in which the losses occur. A Core Funds Member's at risk amount in a Fund generally is equal to such Member's aggregate capital contributions to such Fund. To the extent that a Core Funds Member's allocable share of a Fund's losses is not allowed because such Member has an insufficient amount at risk in such Fund, such disallowed losses may be carried over by such Member to subsequent taxable years and will be allowed if and to the extent of such Member's at risk amount in subsequent years.

Passive Activity Loss Rules. The Core Funds' investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Core Funds Member that is subject to these rules will not be allowed to offset its allocable share of Core Funds items of income or gain with such Member's passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Core Funds on such Funds' indebtedness (so-called "investment interest") only to the extent of such Core Funds Member's net investment income for the taxable year. A Core Funds Member's net investment income generally is the excess, if any, of such Member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Core Funds gains on the sale of its investments), as well as "qualified dividend income," unless the Core Funds Member elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Core Funds Member's allocable share of a Fund's investment interest is not allowed as a deduction because such Member has insufficient net investment income, such disallowed investment interest may be carried over by such Member to subsequent taxable years and will be allowed if and to the extent of such Member's net investment income in subsequent years. If a Core Funds Member borrows to finance the purchase of its Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Core Funds Member's allocable share of a Fund's investment interest that is subject to this limitation will depend on such Member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which such Fund's investment interest will be disallowed under this rule will depend on each such Member's particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called "miscellaneous itemized deductions," which include fees and other expenses of the Core Funds, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Core Funds Member's allocable share of such expenses that is subject to this disallowance rule will depend on such Member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Core Funds Member's particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Organization expenses of the Core Funds are not currently deductible, but generally must be amortized ratably over a period of 15 years. Syndication expenses of the Core Funds (i.e., expenditures made in connection with the marketing and issuance of Units, including distribution fees and possibly a portion of the management fees if and to the extent used by the Advisors to pay syndication expenses) are neither deductible nor amortizable.

Phantom Income from the Core Funds' Investments in Non-U.S. Corporations. The Core Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" and "controlled foreign corporations" (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause a Core Funds Member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Core Funds make an investment or obtain financing denominated in a currency other than the U.S. dollar, then the Core Funds may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Core Funds may also recognize gain or loss on such fluctuations occurring between the time they obtain and dispose of non-U.S. currency, between the time they accrue and collect income denominated in a non-U.S. currency, or between the time they accrue and pay liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Non-U.S. Taxes. Certain dividend, interest and other income received by the Core Funds from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Core Funds may also be subject to income and other taxes in certain other countries. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Core Funds and the Members to claim the benefits of such treaties. Members will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Distributions; Disposition of Units. Cash distributions by the Core Funds with respect to Units or in repurchase of less than all of a Core Funds Member's Units generally will not be taxable to such Member. Instead, such distributions will reduce, but not below zero, the Member's adjusted tax basis in the distributing Fund's Units immediately before the distribution. If such distributions exceed the Member's adjusted tax basis in the distributing Fund's Units, the excess will be taxable to the Member as though it were a gain from a sale or exchange of such Units. It is possible that partial repurchases made during the taxable year could result in taxable gain to a Member where no gain would otherwise have resulted if the same partial repurchase were made at the end of the taxable year.

A Core Funds Member who sells its Units in a Fund (including a repurchase for cash of all of its Units) will recognize gain or loss measured by the difference between the amount realized on the sale and such Member's adjusted tax basis in the Units sold (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the Core Funds Member held the sold Units for more than one year (except as otherwise provided by Section 751 of the Code discussed below). The amount realized on the sold Units will include the Core Funds Member's allocable share of such Fund's nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any, as well as any proceeds from the sale.

Upon a Core Funds Member's partial or complete withdrawal from a Fund, such Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Core Funds Member's capital account for, and tax basis in, the withdrawn Unit. These allocated gains and losses may be long-term or short-term capital gains and losses, and a withdrawing Core Funds Member may therefore recognize a short-term or long-term capital gain or loss as a result of a withdrawal, regardless of such Member's holding period for its Units. To the extent that a disparity between the Core Funds Member's capital account and tax basis for the withdrawn Unit is not eliminated as a result of these allocations, a withdrawing Core Funds Member will generally recognize a taxable gain or loss as if it had disposed of its withdrawn Unit, as described in the previous paragraph.

Gains recognized upon cash distributions or dispositions may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Core Funds Member's allocable share of a Fund's "unrealized receivables" or "substantially appreciated inventory," each as defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced U.S. federal income tax rates apply to (a) long-term capital gains received by individuals and (b) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates applicable to long-term capital gains will also apply to capital gains recognized by Core Funds Members who sell Units that they have held for more than one year (except as otherwise provided by Section 751 of the Code as discussed in "Distributions; Dispositions of Units" above). The reduced rates cease to apply for taxable years beginning after December 31, 2012, after which they are scheduled to be increased to 20% for long-term capital gains and to ordinary income rates for dividends.

Investments in REITs. The Core Funds' investments in real estate investment trusts ("REITs") may generate dividend income or net capital gains. Dividends from REITs are not "qualified dividends" and thus are not eligible for the reduced rates described in the previous paragraph. A REIT does not pass through losses to its investors.

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Core Funds Member's potential alternative minimum tax liability may be affected by reason of an investment in the Core Funds. The extent, if any, to which the alternative minimum tax applies will depend on each Core Funds Member's particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. Neither the Core Funds nor the Master Fund currently intends to make an election under Section 754 of the Code (which election would adjust such Fund's tax basis in its assets in connection with, among other things, a disposition of Units). The Advisor, subject to the supervision of the Board, will make all tax elections for the Core Funds and the Master Fund.

Regardless of whether the Core Funds make the Section 754 election, such Funds will be required to reduce their tax bases in their remaining property following certain distributions in liquidation of a Core Funds Member's Units. This would occur when, subject to a de minimis exception, the departing Core Funds Member recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Tax Reports to Members. The Core Funds will not be able to deliver Schedule K-1s to Core Funds Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year.

Tax Audits. The IRS may audit the information tax returns of either of the Core Funds in a unified entity proceeding. The Advisor would represent the Core Funds at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Core Funds Members. The Advisor may also generally enter into settlement agreements with the IRS that bind such Members and consent on behalf of the Core Funds to extend the statute of limitations for assessing a deficiency with respect to any of the Core Funds' tax items. Successful adjustments by the IRS of any item of income, gain, loss, deduction or expense of the Core Funds could change a Core Funds Member's U.S. federal income tax liability.

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations that govern potentially tax-motivated transactions (the "Reportable Transaction Regulations") provide that certain taxpayers participating, directly or indirectly, in a "reportable transaction" must disclose such participation to the IRS. The scope and application of the Reportable Transaction Regulations is not entirely clear. An investment in the Core Funds may result in a Core Funds Member's participation in a "reportable transaction" if, for example, such Member's Fund recognizes certain types of losses in the future (potentially including losses recognized by such Fund's investments), or if such Fund (or its investments) utilizes certain investment strategies and, in each case, such Fund does not otherwise meet certain applicable exemptions. If an investment in one of the Core Funds results in participation in one or more "reportable transactions," such Fund and potentially each of its Member may be required to make disclosures to the IRS, on attachments to their United States federal income tax returns. The Core Funds and the Core Funds Members may also be required to make separate disclosures to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose their participation in a "reportable transaction." Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Core Funds.

Treasury Regulations additionally require "material advisors" with respect to any "reportable transaction" to make a return (in such form as the IRS may prescribe) setting forth certain information regarding such "reportable transaction." The IRS will issue a "reportable transaction number" to be associated with such "reportable transactions." Material advisors are required to maintain lists that identify these "reportable transactions" and their participants. Material advisors may be required to furnish such lists to the IRS, upon request. The Core Funds and/or their advisors may be considered "material advisors" with respect to one or more "reportable transactions," and as such, would be required to follow the above described procedures. To the extent either of the Core Funds is involved in a "reportable transaction," such Fund and its Members may be required to report the applicable "reportable transaction number" to the IRS as part of their disclosure obligations discussed above. Prospective investors are urged to consult their own tax advisors regarding their potential responsibility to furnish the aforementioned reportable transaction number(s) to the IRS.

Certain Considerations for U.S. Tax-Exempt Investors. An investment in the Core Funds will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Core Funds.

State, Local and Non-U.S. Tax Consequences. Core Funds Members, as well as the Core Funds themselves (and the Master Fund), may be subject to various state, local and non-U.S. taxes. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Units.

Taxation of the TEI Core Funds and TEI Core Funds Members

The following is a summary of certain U.S. federal income tax consequences to TEI Core Funds Members who purchase Units in the offering. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular TEI Core Funds Member or to TEI Core Funds Members subject to special treatment under U.S. federal income tax laws. This discussion is limited to TEI Core Funds Members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein.  Except as otherwise expressly stated in the sub-heading "Tax Status of the TEI Core Funds" below, counsel to the TEI Core Funds has not rendered and will not render any legal opinion regarding any tax consequences relating to the TEI Core Funds and the Offshore Funds or an investment in the TEI Core Funds and the Master Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE TEI CORE FUNDS ELIGIBLE INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE TEI CORE FUNDS BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE TEI CORE FUNDS.

For purposes of this summary, a "Non-U.S. Member" means any TEI Core Funds Member (other than an entity treated as a partnership or other flow-through entity and its beneficial owners) that is not a "U.S. person." A "U.S. person" is a citizen or individual resident of the U.S., a corporation created or organized in the U.S. or under the laws of the U.S. or any political subdivision thereof, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and properly elected to be treated as a U.S. person. The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

Tax Status of TEI Core Funds.  The TEI Core Funds expect to be treated as partnerships and not as corporations for U.S. federal income tax purposes.  Each of the TEI Core Funds will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, it will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for U.S. federal income tax purposes.  The opinion of Skadden, Arps, Slate, Meagher & Flom LLP is not binding on the IRS or any court.

A limited liability company (such as the TEI Core Funds) that has registered under the 1940 Act is treated as a corporation for U.S. federal income tax purposes if it is a publicly traded partnership.  A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof).  The TEI Core Funds have represented to Skadden, Arps, Slate, Meagher & Flom LLP that, among other things, neither they, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the LLC Agreements impose significant restrictions on Transfers.  By purchasing a Unit, each Member agrees to indemnify and hold harmless its respective Fund, such Fund's Board and Advisors, each other Member of such Fund and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of the LLC Agreement and (ii) any misrepresentation made by such Member in connection with any such Transfer.  A similar indemnification will be required to be made by any proposed Transferee.

Ultimately, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to the treatment of each of the TEI Core Funds as a partnership for U.S. federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the TEI Core Funds), the continuation of which cannot be assured.  Skadden, Arps, Slate, Meagher & Flom LLP has not been asked to render a tax-status opinion on either of the TEI Core Funds, or to review such factual environment, after the closing of the initial offering and, thus, will not do so.

If either of the TEI Core Funds were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for its Members would result.  Such Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Members, thereby materially reducing the amount of any cash available for distribution to Members.  In addition, the Members would be treated as stockholders of a corporation for U.S. federal income tax purposes.  Thus, capital gains and losses and other income and deductions of such Fund would not be passed through to Members, and all distributions by such Fund to Members would be treated as dividends, return of capital and/or gains.

Taxation of TEI Core Funds Members. By reason of their treatment as partnerships for U.S. federal income tax purposes, the TEI Core Funds will not themselves be subject to U.S. federal income tax. Rather, each TEI Core Funds Member who is subject to U.S. federal income tax, in computing its U.S. federal income tax, will include its allocable share of its Fund's items of income, gain, loss, deduction and expense for the taxable year of such Fund ending within or with the taxable year of such Member. It is possible that a TEI Core Funds Member's U.S. federal income tax liability with respect to its allocable share of earnings in a particular taxable year could exceed the cash distributions to such Member for the year, thus giving rise to an out-of-pocket payment by such Member.

For U.S. federal income tax purposes, a TEI Core Funds Member's allocable share of its Fund's tax items will be determined by the provisions of the relevant LLC Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the TEI Core Funds' allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular TEI Core Funds Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the relevant LLC Agreement.

Tax Status of the Offshore Funds and the Master Fund. The TEI Core Funds will invest all of their assets in the Offshore Funds, as applicable.  The Offshore Funds will be treated as corporations for U.S. federal income tax purposes. Thus, subject to the rules discussed below, the income, gains, losses, deductions and expenses of the Offshore Funds will not be passed through to the TEI Core Funds, and all distributions by the Offshore Funds will be treated as dividends, return of capital and/or capital gains.  The Offshore Funds will invest all their assets in the Master Fund, which will be treated as a partnership for U.S. federal income tax purposes. Consequently, the Offshore Funds' income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Offshore Funds' investment practices and activities, in effect, take into account the investment practices and activities of the Master Fund.

Given the nature of the Offshore Funds' investment activities, the Offshore Funds will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes. Any of the Offshore Funds' income that is effectively connected with a U.S. trade or business generally would be subject to regular U.S. federal income taxation (and will also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Funds' distributions to the TEI Core Funds and their Members.

Any of the Offshore Funds' income that is associated with gains from the sale of United States real property interests ("USRPIs") generally would be subject to regular U.S. federal income taxation (and will also be subject to a 30% U.S. branch profits tax), thus reducing the Offshore Funds' distributions to the TEI Core Funds and their Members. The Offshore Funds' investments in Portfolio Funds that predominantly invest in real estate, securities of real estate companies, and securities of real estate investment trusts may be classified as USRPIs.

Certain dividends, interest and other income received by the Offshore Funds from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Offshore Funds may also be subject to capital gains taxes in certain countries where they purchase and sell stocks and securities. Certain types of periodic income received by the Offshore Funds from sources inside the U.S. may be subject to U.S. withholding tax at a rate of 30%.

U.S. Tax-Exempt Members. Under current law, an investment in Units in the TEI Core Funds should not generate UBTI for a U.S. Tax-Exempt Member, provided that such Member does not incur "acquisition indebtedness" as defined for U.S. federal income tax purposes with respect to its investment in such Units.  Prospective U.S. Tax-Exempt  Members must consult their own tax advisors in this regard.

Each Offshore Fund will be a passive foreign investment company (a "PFIC") as defined for U.S. federal income tax purposes. Each Offshore Fund will also be a "controlled foreign corporation" (a "CFC"), as defined for U.S. federal income tax purposes. Special tax rules may, among other things, cause a TEI Core Funds Member to recognize income without a corresponding receipt of cash and convert capital gains into ordinary income. Tax rules applicable to PFICs and CFCs are subject to complex coordination rules.  Treasury Regulations provide that U.S. tax-exempt persons generally are not subject to the potentially adverse effects of the PFIC and CFC rules.  Prospective U.S. Tax-Exempt Members are urged to consult their own tax advisors as to the possible effects of these rules on them, as well as any associated reporting requirements.

U.S. Tax-Exempt Members may be required to file various forms with respect to their investments in the TEI Core Funds, including, among others, IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation), whose filing requirement will be triggered by certain transfers of property (including money) from the TEI Core Funds to the Offshore Funds.  In addition, certain significant investors in the TEI Core Funds may be required to file Form TD F 90-22.1 (Report of Foreign Bank and Financial Accounts ("FBAR")).  Significant penalties may be imposed for failure to file IRS Form 926, Form TD F 90-22.1 or other applicable forms.  Prospective investors are urged to consult their own tax advisors regarding their tax filing requirements with respect to an investment in either of the TEI Core Funds.

Non-U.S Members. A non-U.S. investor generally will not be subject to U.S. federal income taxation on the Offshore Funds' distributions or on gains recognized on the sale, exchange, Transfer or repurchase of Units in the TEI Core Funds where such Non-U.S. Member's nexus with the U.S. is solely as a result of an investment in such

Units. Different rules from those described above apply in the case of a Non-U.S. Member (i) who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business, (ii) who is an individual present in the U.S. for 183 days or more in a taxable year or has a "tax home" in the U.S. for U.S. federal income tax purposes, or (iii) who is a former citizen of the U.S.

Tax Reports to TEI Core Funds Members. For each taxable year, the TEI Core Funds will file a partnership information return with the IRS and will provide Schedule K-1s to TEI Core Funds Members and the IRS reporting such TEI Core Funds Member's allocable share of Fund items.  The TEI Core Funds will not be able to deliver Schedule K-1s to TEI Core Funds Members prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns (if any return filing requirements exist) each year.

Tax Audits. The IRS may audit the information tax returns of either of the TEI Core Funds in a unified entity proceeding. The Advisor would represent the TEI Core Funds at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the TEI Core Funds Members. The Advisor may also generally enter into settlement agreements with the IRS that bind such Members and consent on behalf of the TEI Core Funds to extend the statute of limitations for assessing a deficiency with respect to any of the TEI Core Funds' tax items. Successful adjustments by the IRS of any item of income, gain, loss, deduction or expense of the TEI Core Funds could change a TEI Core Funds Member's U.S. federal income tax liability.

Reportable Transactions. Treasury Regulations that govern potentially tax-motivated transactions (the "Reportable Transaction Regulations") provide that certain taxpayers (including certain U.S. persons owning shares in a non-U.S. corporation) participating, directly or indirectly, in a "reportable transaction" must disclose such participation to the IRS. The scope and application of the Reportable Transaction Regulations is not entirely clear. An investment in the TEI Core Funds may result in a TEI Core Funds Member's participation in a "reportable transaction" if, for example, such Member's Fund recognizes certain types of losses in the future (potentially including losses recognized by such Fund's Investments), or if such Fund (or its Investment) utilizes certain investment strategies and, in each case, such Fund does not otherwise meet certain applicable exemptions. If an investment in one of the TEI Core Funds results in participation in one or more "reportable transactions," such Fund and potentially each of its Members may be required to disclose such participation to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose a "reportable transaction." The TEI Core Funds and the TEI Core Funds Members may also be required to make separate disclosures to the IRS. Significant penalties may apply to taxpayers who fail to properly disclose their participation in a "reportable transaction." Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the TEI Core Funds.

Treasury Regulations additionally require "material advisors" with respect to any "reportable transaction" to make a return (in such form as the IRS may prescribe) setting forth certain information regarding such "reportable transaction." The IRS will issue a "reportable transaction number" to be associated with such "reportable transactions." Material advisors are required to maintain lists that identify these "reportable transactions" and their participants. Material advisors may be required to furnish such lists to the IRS, upon request. The TEI Core Funds and/or their advisors may be considered "material advisors" with respect to one or more "reportable transactions," and as such, would be required to follow the above described procedures. To the extent either of the TEI Core Funds is involved in a "reportable transaction," such Fund and its Members may be required to report the applicable "reportable transaction number" to the IRS as part of its disclosure obligation discussed above. Prospective investors are urged to consult their own tax advisors regarding their potential responsibility to furnish the aforementioned reportable transaction number(s) to the IRS.

New Legislation With Respect to Certain U.S. Tax Reporting Requirements.  Sections 1471 through 1474 of the Code, enacted on March 18, 2010 as part of the HIRE Act, substantially change the information reporting requirements imposed on many non-U.S. entities, including the Offshore Funds.  The IRS and Treasury Department

provided limited administrative guidance for implementing sections 1471 through 1474 and intend to provide additional guidance in the future, but it is difficult to determine at this time what impact future guidance may have.  Based on the statutory provisions and the limited guidance that has been provided to date, each Offshore Fund, starting January 1, 2014, would be subject to a 30% withholding tax on dividends, interest and certain other payments made by U.S. persons (and, starting January 1, 2015, would be subject to a 30% withholding tax on gross proceeds from the sale of stock or debt instruments issued by U.S. persons), unless such Offshore Fund enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in such Offshore Fund (and certain of its affiliates) held by certain U.S. persons and in certain cases foreign entities that are wholly or partially owned by U.S. persons.  Indebtedness that is outstanding on March 18, 2012 is exempt from the withholding and reporting requirements under a grandfathering provision.

The Offshore Funds intend to comply with the disclosure provisions of sections 1471 through 1474 and to enter into an agreement with the Secretary as described above; however, because the Offshore Funds cannot predict what the final provisions of future administrative guidance will be or the terms of such an agreement, no assurances can be given that the Offshore Funds will in fact decide to (or be able to) enter into such an agreement.  If the Offshore Funds do not enter into such an agreement, a TEI Core Funds Member may indirectly bear the burden of a portion of the 30% withholding tax imposed on the Offshore Funds by sections 1471 through 1474.  Investors are urged to consult with their independent tax advisors regarding the consequences of sections 1471 through 1474 in connection with an investment in the TEI Core Funds.

Cayman Islands Taxation

There is, at present, no direct taxation in the Cayman Islands, and interest, dividends and gains payable to the Offshore Funds will be received free of all Cayman Islands taxes.  Each Offshore Fund is registered as an "exempted company" pursuant to the Companies Law (as revised).  Each Offshore Fund has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from such date, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits or income or on gains or appreciations, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in, or any income arising under, each Offshore Fund, or to the shareholders thereof, in respect of any such property or income.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

A Plan fiduciary considering an investment in a Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "Certain U.S. Federal Income Tax Considerations."

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan's governing instruments, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, which would include an examination of the risk and return factors, the relevant Fund's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Certain U.S. Federal Income Tax Considerations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives and other factors. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of a Fund should not be considered to be "plan assets" of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors should be deemed to be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in a Fund, solely by reason of the Plan's investment in the Fund.

Certain prospective investors may currently maintain relationships with one or more of the Advisors of the Funds (or with other entities that are affiliated with the Advisors) or one or more of the Managers of funds in which the Funds invest. ERISA and the relevant provisions of the Code prohibit a Plan fiduciary from using its position to cause a Plan to make an investment if as the result of such investment, the fiduciary, its affiliates, or any entity in which the fiduciary has an interest that may affect its best judgment as a fiduciary (such as one or more of the Advisors or the Managers) would receive an additional fee (either from the Plan or a third party). For example, if a fiduciary that is an affiliate of or is related to an Advisor were to cause a Plan to invest in a Fund and, as a result of that investment, the management fee payable to such Advisor were to increase, such an investment may be characterized as a prohibited transaction. Accordingly, such fiduciary should not cause such an investment unless it determines that such investment would not give rise to a prohibited transaction or an exemption from the penalties applicable to such a prohibited transaction is available.

In this regard, the DOL has held that investments made under similar circumstances would not be characterized as prohibited transactions if the fiduciary were to take steps necessary to avoid the payment of an additional fee or other consideration.  For example, if the investing fiduciary were to offset the fee payable by the Fund against the fee payable to the investing fiduciary by the Plan, such an investment may not be characterized as a prohibited transaction.

In addition, certain exemptions might be applicable to such an investment.  For example, Prohibited Transaction Exemption ("PTE") 79-13 and PTE 2008-10 each provide a exemption in cases involving the acquisition, ownership or sale of shares of a closed-end investment company, such as a Fund, by an employee benefit plan covering only employees of the investment adviser of such investment company, or employees of any affiliated person, provided that (i) the plan does not pay any investment management, investment advisory or similar to fee to such investment adviser or affiliated person; (ii) the plan does not pay a sales commission in connection with such acquisition or sale to any such investment company, investment adviser or affiliated person; and (iii) all other dealings between the plan and such investment company, the investment adviser or affiliated person are on a basis no less favorable to the plan than such dealings are with other shareholders of the investment company.  Plan investors should consult with legal counsel to determine if participation in a Fund is a transaction that would be prohibited by ERISA or the Code and, if so, whether an exemption from the prohibited transaction rules applies with respect to such purchase.

Each Plan fiduciary proposing to invest in a Fund will be deemed to have represented and warranted that (a) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan's governing plan documents; and (b) the purchase and holding of the interest in the Fund will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in a Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in any Fund and, to the extent such plans are subject to law similar to Title I of ERISA or Section 4975 of the Code, will also be deemed to represent and warrant as to the matters discussed above with respect to Plan fiduciaries.

A FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENTS

An investor in a Fund will be a Member of that Fund and his or her rights in the Fund will be established and governed by the respective LLC Agreement.  A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Units

Eligible Investors who subscribe for Units in a Fund and are admitted to the Fund by its Board will become Members of that Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Funds reserve the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Units offered in this Prospectus.

Liability of Members

Under Delaware law and the LLC Agreement, no Member will be liable for the repayment or discharge of any debt or other liability of the Fund, or be required to make additional contributions to the capital of the Fund.  Additionally, the LLC Agreement provides that Members will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

The Board has the power, as frequently as it may determine, to cause each Member to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, Member servicing or similar agent, a pro rata amount as defined from time to time by the Board, by setting off such charges due from such Member from declared but unpaid dividends or distributions owed such Member and/or by reducing a Member's interest in the Fund.

Pursuant to the LLC Agreement, each Member covenants for itself and its successors, assigns, heirs and personal representatives that such person shall, at any time prior to or after the dissolution of the Fund, whether before of after such Member's withdrawal from the Fund, pay to the Fund and/or the tax matters partner on demand any amount which the Fund or the tax matters partner, as the case may be, is required to pay in respect of taxes (including withholding taxes and, if applicable, interest, penalties and costs and expenses of contesting any such taxes) imposed upon income of or distributions to such Member.

Limitation of Liability

Each LLC Agreement provides that the Directors and officers of the Funds and the Advisors (including certain of its affiliates, among others) shall not be liable to the Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

Power of Attorney

In subscribing for Units, a Member will appoint the Advisors as his, her or its attorney-in-fact for purposes of executing or filing any required certificates and documents relating to the formation and maintenance of a Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in a Fund or the LLC Agreement. This power of attorney is a special power of attorney and is coupled with an interest in favor of the Advisors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a Transfer by a Member of all or any portion of the Member's Units, except that when the Transferee has been approved by a Fund for admission to such Fund as a substitute Member.

Amendment of the LLC Agreements

Each LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members, except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act.

Conversion to Open-End Investment Company

To convert a Fund to an "open-end" investment company (that is, a registered investment company that offers redeemable interests or shares), each LLC Agreement requires the favorable vote of a majority of the Directors then in office followed by the favorable vote of the Members holding not less than 75% of the voting power (as determined in accordance with the applicable LLC Agreement) of each affected class or series outstanding, voting as separate classes or series, unless such conversion has been approved by 80% of the Directors, in which case approval by "a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund shall be required.  Upon the adoption of a proposal to convert a Fund from a ''closed-end company'' to an ''open-end company'' as those terms are defined by the 1940 Act and the necessary amendments to the applicable LLC Agreement to permit such a conversion of such Fund's outstanding Units entitled to vote, such Fund shall, upon complying with any requirements of the 1940 Act and state law, become an ''open-end'' investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the Members otherwise required by law.

Following any such conversion, it is possible that certain of such Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  Investors of an open-end investment company may require the Funds to redeem their interests at any time, except in certain circumstances as authorized by or under the 1940 Act and any rules thereunder at their then current NAV, less such redemption charge, if any, as might be in effect at the time of a redemption.

Certain Change of Control Provisions

Each Fund's LLC Agreement includes provisions (i) allowing for a merger or consolidation of a Fund with or into one or more limited liability companies formed under the Delaware Limited Liability Company Act or other business entities pursuant to an agreement of merger or consolidation that has been approved by two-thirds of its Directors; (ii) prohibiting the transfer of a Unit in a Fund in whole or in part to any person or entity without the express written consent of the Board of such Fund; (iii) authorizing each Fund's Board to amend its LLC Agreement without Member approval (except for any amendment that would increase the obligation of a Member to make any contribution to the capital of the such Fund; reduce the capital account of a Member; amend, supplement or modify Sections 2.6(a), 8.1(c), 8.6, 8.10 and 8.11 of the LLC Agreement and as required under the 1940 Act); and (iv) allowing for the removal of a Fund's Director from office for cause only, and not without cause, and only by the action of a majority of the remaining Directors followed by a vote of the holders of at least 75% of the Units then entitled to vote for the election of such Director.  These provisions could have the effect of limiting the ability of other entities or persons to acquire control of such Feeder Fund or to change the composition of its Board.  Such attempts could have the effect of increasing the expenses of such Fund and disrupting the normal operation of the Fund.

Repurchase Instrument

The un-certificated Repurchase Instrument (and Compulsory Repurchase Instrument) that Members will become bound by, as applicable, if their Units are repurchased is attached as an exhibit to each Fund's LLC Agreement.  Generally, the Repurchase Instrument and Compulsory Repurchase Instrument provide that an initial payment will be made as of the later of (a) any business day that is within 45 days after the Valuation Date for the repurchase in the case of the Repurchase Instrument (in the case of a Compulsory Repurchase Instrument, within 45 days of the Compulsory Repurchase Valuation Date) or (b) if the Feeder Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten business days after the Feeder Fund has received at least 95% of the aggregate amount withdrawn from such Portfolio Funds.  The Repurchase Instrument and Compulsory Repurchase Instrument also generally provide that payments may be made in two or more installments.  The Repurchase Instrument and the Compulsory Repurchase Instrument further provide that the Fund may, in its sole discretion, hold back any amount due under the Repurchase Instrument or Compulsory Repurchase Instrument, as applicable; provided, however, that the full amount payable under the Repurchase Instrument or Compulsory Repurchase Instrument, as applicable, shall be paid not later than promptly after the completion of the Fund's annual audit for the fiscal year in which the Repurchase Instrument or Compulsory Repurchase Instrument, as applicable, was issued, with such balance being subject to adjustment as a result of the Feeder Fund's annual audit or as a result of any other corrections to the Feeder Fund's net asset value as of the Valuation Date for the repurchase or the Compulsory Repurchase Valuation Date, as applicable, arising other than as a result of the Feeder Fund's annual audit. In addition, the Repurchase Instrument and Compulsory Repurchase Instrument each provide that upon certain event of default, the entire unpaid amount of the Repurchase Instrument and Compulsory Repurchase Instrument, as applicable, will become immediately due and payable.

Term, Dissolution and Liquidation

A Fund shall be dissolved: (i) upon the affirmative vote to dissolve the Fund by not less than 80% of the Directors (including a majority of the Independent Directors); or (ii) as required by Delaware law or any other applicable law.  In the event of the dissolution of the Master Fund, the Board will seek to act in the best interests of the relevant Feeder Fund and the Members in determining whether, for example, to invest a Feeder Fund's assets directly, rather than through the Master Fund, or to dissolve the respective Feeder Fund.

If (i) the Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund's assets, and (ii) No Periodic Liquidity Assets represent greater than 40% of the Master Fund's net assets as of the Valuation Date falling on the last Business Day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Funds is in the best interests of each Fund and its Members.  As used herein, "No Periodic Liquidity Assets" means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

Upon the occurrence of any event of dissolution of a Fund, the Board or the Advisor, acting as liquidators under appointment by the Board (or any other liquidator, if the Board does not appoint the Advisors to act as liquidators or is unable to perform this function) is charged with winding up the affairs of such Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section entitled "Capital Accounts and Allocations."

Upon the liquidation of a Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of such Fund (other than debts to its Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to its Members paid in order of seniority and on a pro rata basis; and (iii) finally to such Members in accordance with the positive balances in their respective capital accounts as determined after taking into account all adjustments to capital accounts for all periods.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may in its sole discretion, if determined to be in the best interests of the Members, distribute the assets of the Funds into and through a liquidating trust to effect the liquidation of the Funds. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Members of the Funds.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former Members and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information a Fund collects, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, its affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds' or their affiliates' Web sites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former Members, except as permitted by law or as is necessary to respond to regulatory requests or to service member accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates or financial intermediaries to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former Members to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former members, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.  As of December 31, 2011, PNC owned 21.0% of BlackRock, Barclays PLC ("Barclays") owned 19.7%, and institutional investors, employees and the public hold economic interests of 59.3%.  With regard to voting stock, PNC owned 24.0%, Barclays owned 2.2%, and institutional investors, employees and the public own 73.8% of voting shares.

Prior to the June 1, 2011 repurchase of Bank of America Corporation's ("Bank of America") ownership interest in BlackRock, PNC owned 20.2% of BlackRock, Barclays owned 19.5%, Bank of America, through its subsidiary Merrill Lynch & Co. Inc., owned 7.1%, and institutional investors, employees and the public held economic interests of 53.2%. With regard to voting stock, PNC owned 25.1%, Barclays owned 2.3%, and institutional investors, employees and the public owned 72.6% of voting shares; Bank of America did not hold any voting stock.

REPORTS TO MEMBERS

Members will receive annual tax information necessary for completion of Federal, state and local tax returns. This information may in certain cases contain estimates. The Funds intend to furnish to Members such information as soon as practicable after receipt of the necessary information from the Portfolio Funds. However, such annual tax information will be provided by the Funds after April 15 of each year and, accordingly, Members will need to file extensions for the completion of their tax returns.

The Funds anticipate sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act. Members may also be sent additional reports regarding the Funds' operations, at the discretion of the Advisors.

FISCAL YEAR

For accounting purposes, each Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is expected to be the taxable year of each Fund.

ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected Deloitte & Touche LLP as the independent public accountants of the Fund. Deloitte & Touche LLP's principal business address is located at 1700 Market Street, Philadelphia, PA 19103.

Skadden, Arps, Slate, Meagher & Flom, LLP, located at 4 Times Square, New York, New York, 10036, serves as legal counsel to the Fund and also serves as legal counsel to the Advisors and certain of its affiliates.

INQUIRIES

Inquires concerning the Funds and the Units (including procedures for purchasing Units) should be directed to:

BlackRock Alternatives Allocation Portfolio LLC
c/o BNY Mellon – Investor Services
400 Bellevue Parkway, 2nd Floor
Mail Stop: 19C-0204
Wilmington, Delaware 19809
Toll-Free: 1-866-211-4521

FINANCIAL STATEMENTS

The Funds' audited financial statements for the period ended March 12, 2012 and the registered public accountant's reports thereon are set forth in the following pages.

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
BlackRock Alternatives Allocation Portfolio LLC:

We have audited the accompanying statement of assets, liabilities and members' capital of BlackRock Alternatives Allocation Portfolio LLC (the "Fund") as of March 12, 2012, and the related statements of operations and changes in members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Alternatives Allocation Portfolio LLC as of March 12, 2012, and the results of its operations and changes in its members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 23, 2012

To the Board of Directors and Shareholders of
BlackRock Alternatives Allocation FB Portfolio LLC:

We have audited the accompanying statement of assets, liabilities and members' capital of BlackRock Alternatives Allocation FB Portfolio LLC (the "Fund") as of March 12, 2012, and the related statements of operations and changes in members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Alternatives Allocation FB Portfolio LLC as of March 12, 2012, and the results of its operations and changes in its members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 23, 2012

To the Board of Directors and Shareholders of
BlackRock Alternatives Allocation TEI Portfolio LLC:

We have audited the accompanying consolidated statement of assets, liabilities and members' capital of BlackRock Alternatives Allocation TEI Portfolio LLC (the "Fund") as of March 12, 2012, and the related consolidated statements of operations and changes in members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Alternatives Allocation TEI Portfolio LLC as of March 12, 2012, and the results of its operations and changes in its members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 23, 2012

To the Board of Directors and Shareholders of
BlackRock Alternatives Allocation FB TEI Portfolio LLC:

We have audited the accompanying consolidated statement of assets, liabilities and members' capital of BlackRock Alternatives Allocation FB TEI Portfolio LLC (the "Fund") as of March 12, 2012, and the related consolidated statements of operations and changes in members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Alternatives Allocation FB TEI Portfolio LLC as of March 12, 2012, and the results of its operations and changes in its members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 23, 2012

FINANCIAL STATEMENTS AND NOTES – FEEDER FUNDS

Statements of Assets, Liabilities and Members' Capital
March 12, 2012	BlackRock Alternatives Allocation Portfolio LLC	BlackRock Alternatives Allocation FB Portfolio LLC	BlackRock Alternatives Allocation TEI Portfolio LLC (1)	BlackRock Alternatives Allocation FB TEI Portfolio LLC (1)
Assets:
Investment at value – BlackRock Alternatives Allocation Master Portfolio LLC (2)	$100,000	$100,000	$100,000	$100,000
Deferred offering costs	60,115	60,115	60,115	60,115
Receivable for reimbursement from Advisor	59,000	59,000	59,000	59,000
Total assets	219,115	219,115	219,115	219,115

Liabilities:
Payable for offering costs	60,000	60,000	60,000	60,000
Payable to advisor for deferred offering costs	115	115	115	115
Payable for organizational expenses	59,000	59,000	59,000	59,000
Total liabilities	119,115	119,115	119,115	119,115

Members' Capital:
Paid-in capital (Note 1)	$100,000	$100,000	$100,000	$100,000
Accumulated net investment income (loss)	-	-	-	-
Total members' capital	100,000	100,000	100,000	100,000

Total liabilities and members' capital	$219,115	$219,115	$219,115	$219,115

Net asset value per interest:
Units Outstanding	10,000	10,000	10,000	10,000
Net Asset Value	$10.00	$10.00	$10.00	$10.00

(1) Consolidated Statement of Assets, Liabilities and Members' Capital
(2) Cost	$100,000	$100,000	$100,000	$100,000

See Notes to Financial Statements.

Statements of Operations

For the period August 26, 2011 (date of inception) to March 12, 2012	BlackRock Alternatives Allocation Portfolio LLC	BlackRock Alternatives Allocation FB Portfolio LLC	BlackRock Alternatives Allocation TEI Portfolio LLC (1)	BlackRock Alternatives Allocation FB TEI Portfolio LLC (1)

Investment Income:
Net investment income allocated from the Master Fund:
Expenses	14,750	14,750	14,750	14,750
Fees waived	(14,750)	(14,750)	(14,750)	(14,750)
Total income	-	-	-	-

Expenses:
Organizational expenses	59,000	59,000	59,000	59,000
Total expenses	59,000	59,000	59,000	59,000

Less fees reimbursed by advisor	(59,000)	(59,000)	(59,000)	(59,000)
Net investment income (loss)	$-	$-	$-	$-
______________________
(1)	Consolidated Statement of Operations.

See Notes to Financial Statements.

Statements of Changes in Members' Capital

For the period August 26, 2011 (date of inception) to March 12, 2012	BlackRock Alternatives Allocation Portfolio LLC	BlackRock Alternatives Allocation FB Portfolio LLC	BlackRock Alternatives Allocation TEI Portfolio LLC (1)	BlackRock Alternatives Allocation FB TEI Portfolio LLC (1)

INCREASE (DECREASE) IN MEMBERS' CAPITAL

Operations:
Net investment income (loss)	$-	$-	$-	$-
Net decrease in members' capital resulting from operations	-	-	-	-

Capital Transactions:
Proceeds from the issuance of units	100,000	100,000	100,000	100,000

Total increase in members' capital	100,000	100,000	100,000	100,000

Members' Capital
Beginning of period	-	-	-	-
End of period (including accumulated net investment income (loss) of $0)	$100,000	$100,000	$100,000	$100,000
______________________
(1)	Consolidated Statement of Changes in Members' Capital.

See Notes to Financial Statements.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. Each Fund is organized as a Delaware limited liability company. The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Core Funds seek to achieve their investment objective by investing all of their assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund”). The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation FB Portfolio, Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the FB TEI Core Fund (the Cayman Island companies are referred to collectively as the “Offshore Funds”).  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  The Master Fund has the same investment objective and strategies as the Funds. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund had no operations other than a sale to BlackRock HoldCo 2, Inc. (“BR HoldCo”) of 9,000 units for $90,000 and to BlackRock Advisors LLC (the “Manager”) of 1,000 units for $10,000 ($10.00 per unit). Both BR HoldCo and the Manager are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”).

Basis of Consolidation: The accompanying consolidated financial statements for the TEI Core Funds include the accounts of its respective Offshore Fund. Intercompany accounts and transactions have been eliminated.   The Offshore Funds are subject to the same investment policies and restrictions that apply to the TEI Core Funds.

Valuation: US GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds' policy is to fair value their respective financial instruments at market value.  The Funds record their investment in the Master Fund at fair value based on each Fund’s proportionate interest in the net assets of the Master Fund.  Valuation of securities held by the Master Fund is discussed in Note 1 of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted on a trade date basis. Each Fund records daily its proportionate share of the Master Fund's income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses.

Income Taxes: Each Fund is classified as a partnership for federal income tax purposes. As such, each investor in a Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of that Fund. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs of $73,750, including $14,750 allocated from the Master Fund, associated with the establishment of each Fund and Master Fund were expensed by each Fund and Master Fund and reimbursed by the Manager. Offering costs of $60,115 associated with the establishment of each Fund are amortized over a 12-month period beginning with the commencement of operations. The Manager reimbursed each Fund $59,000, which is shown as fees reimbursed by advisor in the Statements of Operations. In addition, the Manager reimbursed the Master Fund $59,000, of which $14,750 was allocated to each Fund, which is shown as fees waived in the Statements of Operations.

Note 2. Transactions with Affiliates

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master Fund entered into an Investment Advisory Agreement with the Manager, the Master Fund’s investment advisor, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Manager an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end net assets. While the Funds will not pay a fee directly to the Manager so long as the Funds remain feeders of the Master Fund, they will indirectly bear this fee on a proportionate basis as represented by the Funds' interests in the Master Fund.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Manager.

Each Fund has entered into an Expense Limitation Agreement (the “Expense Agreement”) in which the Manager has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below 0.50 % of the respective Fund's average net assets (the “Expense Cap”). Subject to the terms of the Expense Agreement, expenses borne by the Manager in the prior two fiscal years of the Fund are subject to reimbursement by the respective Fund, but the Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap.

Expenses covered by the Expense Cap include all of a Fund's expenses (whether incurred directly by the Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement. Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' net asset values; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of members, including any transfer or repurchase of units; arranging for the calculation of the issue and repurchase price of units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to members' respective capital accounts; and issuing reports and transaction statements to members) and organization and offering expenses. Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Fund related to investing in, or incurred by, a portfolio fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Funds’, Offshore Funds’ or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the distributor or financial intermediaries.

The amount of expenses for each Fund reimbursed to date as a result of the Expense Cap and available for future reimbursement is $73,750.

The Funds entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to distribution and service plans adopted by the Boards of Directors of the Core Fund and TEI Core Fund, the Core Fund and TEI Core Fund pay BRIL ongoing distribution fees. These fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 1.00% of their month-end net assets. The distribution fee is not applicable to the FB Core Fund or the FB TEI Core Fund.

Note 3. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
BlackRock Alternatives Allocation Master Portfolio LLC:

We have audited the accompanying statement of assets, liabilities and members' capital of BlackRock Alternatives Allocation Master Portfolio LLC (the "Fund") as of March 12, 2012, and the related statements of operations and changes in members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012.  These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Alternatives Allocation Master Portfolio LLC as of March 12, 2012, and the results of its operations and changes in its members' capital for the period from August 26, 2011 (date of inception) to March 12, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 23, 2012

FINANCIAL STATEMENTS AND NOTES – MASTER FUND

BlackRock Alternatives Allocation Master Portfolio LLC
Statement of Assets, Liabilities and Members' Capital
March 12, 2012

Assets:
Cash	$410,000
Receivable for reimbursement from Advisor	59,000
Total assets	469,000

Liabilities:
Payable for organizational expenses	59,000
Total liabilities	59,000

Members' Capital:
Investors' Capital (Note 1)	$410,000
Accumulated net investment income (loss)	-
Total members' capital	$410,000

Total liabilities and members' capital	$469,000

See Notes to Financial Statements.

BlackRock Alternatives Allocation Master Portfolio LLC
Statement of Operations
For the period August 26, 2011 (date of inception) to March 12, 2012

Investment Income:	$-

Expenses:
Organization expenses	59,000
Total expenses	59,000
Less fees reimbursed by advisor	(59,000)
Net investment income (loss)	$-

See Notes to Financial Statements.

BlackRock Alternatives Allocation Master Portfolio LLC
Statement of Changes in Members' Capital
For the period August 26, 2011 (date of inception) to March 12, 2012

INCREASE (DECREASE) IN MEMBERS' CAPITAL

Operations:
Net investment income (loss)	$-
Net decrease in members' capital resulting from operations	-

Capital Transactions:
Net proceeds from contributions	410,000

Total increase in members' capital:	410 ,000

Members' Capital:
Beginning of period	-
End of period (including accumulated net investment income (loss) of $0)	$410,000

See Notes to Financial Statements.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies:

BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Master Fund is organized as a Delaware limited liability company. The Master Fund’s Limited Liability Company Agreement permits the Board of Directors of the Master Fund (the “Board”) to issue non-transferable interests in the Master Fund, subject to certain limitations. The Master Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Master Fund had no operations other than an indirect $400,000 capital contribution by BlackRock HoldCo 2, Inc. (“BR HoldCo”) of $360,000 and by BlackRock Advisors LLC (the “Manager”) of $40,000, through their investments in the feeder funds. Both BR HoldCo and the Manager are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”). In addition, the Manager made a direct $10,000 partnership contribution to the Master Fund.

Valuation:

The Board has adopted and approved written policies and procedures (the "Valuation Procedures") for the purpose of determining the value of securities held by the Master Fund, including the fair value of the Master Fund's investments in interests in private funds or other pooled investment vehicles (collectively the “Portfolio Funds” and individually a “Portfolio Fund”), and has delegated to the internal valuation committee of BlackRock Advisors LLC (the “Manager”), and its registered investment advisory affiliates (the "Valuation Committee") the responsibility for the day-to-day oversight of the valuation of the Master Fund's investments pursuant to the Valuation Procedures.  As a general principle, the fair value of an asset should reflect the amount that the Master Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm's-length transaction, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis.

Valuation of Portfolio Funds

General Policies

In valuing interests in Portfolio Funds, the Manager, under the supervision of the Board, considers all relevant information to determine the price that the Master Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s length transaction.  In general, the Manager will rely primarily on any estimated or actual (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund.  It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP, and will, in effect, be the fair value of the Portfolio Fund’s assets, less such Portfolio Fund's liabilities.  The Manager will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

In circumstances where, taking into account the factors and considerations set forth in the Valuation Procedures, the Manager has reason to believe that the most recent value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in such Portfolio Fund, the Manager may adjust such reported value to reflect the fair value of the interest in such Portfolio Fund.  Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth in the Valuation Procedures may be the only indicators of the value of an interest in such Portfolio Fund and the Manager will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of the Master Fund’s interest in such Portfolio Fund.  In circumstances where the Manager determines to adjust the values reported by Portfolio Funds, or in circumstances where such Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as "Adjusted Fair Valued Assets"), such valuations will be subject to review and approval by the Valuation Committee as outlined in the Valuation Procedures.

The Master Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements.  In general, the Manager will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund's valuation policies and procedures for appropriateness in light of the Master Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund.   As part of this assessment, the Manager evaluates, among other things, a Portfolio Fund's practices in respect of creating "side pockets" and such Portfolio Fund's valuation policies and procedures in respect of any such "side pockets."  The Manager will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

Valuation of Securities

To the extent the Master Fund invests directly in securities other than investments in Portfolio Funds, the Master Fund will generally value such assets in accordance with the valuation procedures approved by the Board.

Income Taxes: The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is allocated its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required.

The Master Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs of $59,000 associated with the establishment of the Master Fund were expensed by the Master Fund and reimbursed by BlackRock Advisors, LLC (the “Manager”). Such reimbursement is shown as fees reimbursed by advisor in the Statement of Operations.

Note 2. Transactions with Affiliates

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master Fund entered into an Investment Advisory Agreement with the Manager, the Master Fund’s investment advisor, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Manager an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end net assets.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Manager.

Certain feeder funds that invest their assets in the Master Fund have entered into an Expense Limitation Agreement (the “Expense Agreement”) in which the Manager has agreed to pay certain operating and other expenses of the feeder funds in order to maintain certain expenses below 0.50 % of the respective feeder fund's average net assets (the “Expense Cap”). Subject to the terms of the Expense Agreement, expenses borne by the Manager in the prior two fiscal years of the feeder fund are subject to reimbursement by the respective feeder fund, but the feeder funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. In order to maintain a feeder fund’s covered expenses below the Expense Cap, it may be necessary for the Manager to pay certain covered expenses of a feeder fund incurred indirectly at the Master fund level.

Expenses covered by the Expense Cap include all of a feeder fund's expenses (whether incurred directly by the feeder fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement. Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the funds' net asset values; preparing the funds' Statements of Assets and Liabilities and Statements of Operations; preparing the funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of members, including any transfer or repurchase of units; arranging for the calculation of the issue and repurchase price of units; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to members' respective capital accounts; and issuing reports and transaction statements to members) and organization and offering expenses. Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the feeder fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the feeder fund's, Offshore Fund's or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the feeder funds’ distributor or financial intermediaries.

The amount of expenses for the Master Fund reimbursed to date as a result of the Expense Cap and available for future reimbursement is $59,000.

Note 3. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

APPENDIX A

Proxy Voting Policies – BlackRock U.S. Registered Funds

I.           INTRODUCTION

The Trustees/Directors ("Directors") of the BlackRock-Advised Funds (the "Funds") have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers ("BlackRock"), the investment adviser to the Funds, as part of BlackRock's authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds' shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock's corporate governance committee structure (the "Committee"), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock's Portfolio Management and Administration Groups and is advised by BlackRock's Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock's proxy voting guidelines. BlackRock's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A.           Boards of Directors

The Funds generally support the board's nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee's history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.           Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation's choice of auditor, in individual cases, consideration may be given to an auditors' history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.           Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company's compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.           Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.           Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.           Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company's board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.           CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BlackRock or BlackRock's affiliates, from having undue influence on BlackRock's proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination.

IV.           REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

Audited Financial Statements – included in the Prospectus Report of Independent Registered Public Accounting Firm – included in the Prospectus

(2)	Exhibits

(a)	Limited Liability Company Agreement (1)

(b)	By-Laws (1)

(c)	Inapplicable

(d)	Refer to Exhibits (a) and (b) above

(e)	Inapplicable

(f)	Inapplicable

(g)(1)	Form of Investment Management Agreement (1)

(2)	Form of Sub-Investment Advisory Agreement with BlackRock Financial Management, Inc. (1)

(h)(1)	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (2)

(2)	Form of Broker-Dealer Agreement (2)

(i)	BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan (1)

(j)	Form of Custody Agreement (1)

(k)(1)	Form of Administrative, Accounting and Investor Services Agreement (1)

(2)	Form of Name Licensing Agreement (1)

(3)	Form of Expense Limitation Agreement (1)

(l)	Opinion and Consent of Counsel to the Registrant (2)

(m)	Inapplicable

(n)(1)	Independent Registered Public Accounting Firm Consent (Feeder Fund Financials) – filed herewith

(2)	Independent Registered Public Accounting Firm Consent (Master Fund Financials) – filed herewith

(o)	Inapplicable

(p)	Form of Subscription Agreement (1)

(q)	Inapplicable

(r)(1)	Code of Ethics of the Registrant (1)

(2)	Code of Ethics of the Advisor and Sub-Advisor (1)

(s)	Power of Attorney (3)
______________________
(1)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on March 8, 2012.

(2)	Previously filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on March 23, 2012.

(3)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on February 24, 2012.

Item 26. Marketing Arrangements

Reference is made to the Form of Distribution Agreement for the Registrant's limited liability company interests to be filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement: (1)

Registration fees	$11,460
Printing (other than certificates)	1,550
Accounting fees and expenses	2,500
Legal fees and expenses	162,500
FINRA fee	10,500
Miscellaneous	40,500
Total	$229,010
______________________

 (1)           Includes the Registrant's allocated portion of Master Fund expenses.

Item 28. Persons Controlled by or under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of March 26 , 2012:

Title of Class	Number of Record Holders
Limited Liability Company Units	2

Item 30. Indemnification

Sections 3.6 and 3.7 of the Registrant's Limited Liability Company Agreement provide as follows:

3.6 DUTY OF CARE

(a)           No Director or officer of the Company shall be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services to the Company as a Director, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Director or officer constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's or officer's office.

(b)           Members not in breach of any obligation hereunder or under any agreement pursuant to which a Member subscribed for Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

3.7 INDEMNIFICATION

(a)           The Company hereby agrees to indemnify each person who at any time serves as a Director or officer of the Company (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any capacity set forth in this Section 3.7 by reason of the indemnitee having acted in any such capacity, except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that the indemnitee's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Directors or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Agreement shall continue as to a person who has ceased to be a Director or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Agreement or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Director or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are Disinterested Non-Party Directors that the indemnitee should be entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his or her undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)           The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Agreement, the By-Laws of the Company, any statute, agreement, vote of Members or Directors who are not ''interested persons'' of the Company (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Agreement, the Company shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Directors.

Reference is also made to Sections 11 and 12 of the Registrant's Investment Management Agreement, Sections 10 and 11 of the Registrant's Sub-Investment Advisory Agreement and Section 8 of the Registrant's Distribution Agreement, each of which contains similar provisions in respect of indemnification.  Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Directors, officers and certain affiliated persons.  The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the "Securities Act") may be permitted to Directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

BlackRock Advisors, LLC, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Advisors, LLC or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Advisors, LLC filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

BlackRock Financial Management, Inc., a corporation organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of BlackRock Financial Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BlackRock Financial Management, Inc. or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of BlackRock Financial Management, Inc. filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-48433).

Item 32. Location of Accounts and Records

The Registrant's accounts, books and other documents are currently located at the offices of (i) the Registrant, (ii) the Advisor, (iii) the Sub-Advisor, (iv) the Custodian and (v) the Administrator.  The address of each is as follows:

1.	BlackRock Alternatives Allocation FB Portfolio LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

2.	BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

3.	BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

4.	The Bank of New York Mellon
One Wall Street
New York, New York 10286

5.	The Bank of New York Mellon
101 Barclay Street, 20W
New York, New York 10286

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)           The Registrant hereby undertakes to suspend the offering of its limited liability company interests until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not Applicable

(3)           Not Applicable

(4)
(a)     The Registrant undertakes: to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b)     that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)     that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)     that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:  (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;  (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and  (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)           If applicable:

(a)     for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)     for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the  26th day of March 2012.

BLACKROCK ALTERNATIVES ALLOCATION FB PORTFOLIO LLC

By:	/s/ John Perlowski
John Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the  26th day of March 2012.

Signature	Title

/s/ John Perlowski
John Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews
Neal J. Andrews	Chief Financial Officer

*
Richard E. Cavanagh	Director

*
Frank J. Fabozzi	Director

*
Kathleen F. Feldstein	Director

*
James T. Flynn	Director

*
Jerrold B. Harris	Director

*
R. Glenn Hubbard	Director

*
Karen P. Robards	Director

Signature Page to FB N-2 - 1

*
Paul L. Audet	Director

*
Henry Gabbay	Director

*
W. Carl Kester	Director

*
Michael J. Castellano	Director

*By:	/s/ John Perlowski
John Perlowski
as Attorney-in-Fact

Signature Page to FB N-2 - 2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the  26th day of March 2012.

BLACKROCK ALTERNATIVES ALLOCATION MASTER PORTFOLIO LLC

By:	/s/ John Perlowski
John Perlowski
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the  26th day of March 2012.

Signature	Title

/s/ John Perlowski
John Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews
Neal J. Andrews	Chief Financial Officer

*
Richard E. Cavanagh	Director

*
Frank J. Fabozzi	Director

*
Kathleen F. Feldstein	Director

*
James T. Flynn	Director

*
Jerrold B. Harris	Director

*
R. Glenn Hubbard	Director

*
Karen P. Robards	Director

Signature Page to FB N-2 - 3

*
Paul L. Audet	Director

*
Henry Gabbay	Director

*
W. Carl Kester	Director

*
Michael J. Castellano	Director

*By:	/s/ John Perlowski
John Perlowski
as Attorney-in-Fact

Signature Page to FB N-2 - 4

EXHIBIT INDEX

Exhibit	Description of Exhibit
(n)(1)	Independent Registered Public Accounting Firm Consent (Feeder Fund Financials)
(n)(2)	Independent Registered Public Accounting Firm Consent (Master Fund Financials)